SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the  Registrant  |X|
Filed by a party other than the Registrant  | |
* Check the appropriate box:
|X| Preliminary proxy statement              *   Confidential,  for Use of the
                                                 Commission  Only (as permitted
                                                 by Rule 14a-6(e)(2))
*  Definitive  proxy  statement
*  Definitive  additional  materials
*  Soliciting material under Rule 14a-12

                                   THCG, INC.
      -------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X| No fee required.
*   Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1) and 0-11.
    (1)  Title of each  class  of  securities  to which  transaction applies:

         ----------------------------------------------------------------------
    (2)  Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------------
    (4)  Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------
    (5)  Total fee paid:

         ----------------------------------------------------------------------

* Fee paid previously with preliminary materials:
* Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)     Amount previously paid:

         ----------------------------------------------------------------------
     (2)     Form, Schedule or Registration Statement no.:

         ----------------------------------------------------------------------
     (3)     Filing Party:

         ----------------------------------------------------------------------
     (4)     Date Filed:

         ----------------------------------------------------------------------

                                                              April __, 2000

Dear Shareholder:

         You are cordially invited to attend the 2000 Annual Meeting of Shareholders of THCG, Inc. to be held on Monday, May 15, 2000, at 2:00 p.m., local time, at The New York Helmsley Hotel, located at 212 East 42nd Street, New York, New York 10017.

         We hope that you will attend in person. If you plan to do so, please indicate in the space provided on the enclosed proxy. Whether you plan to attend the Annual Meeting or not, we urge you to sign, date and return the enclosed proxy as soon as possible in the postage-paid envelope provided. This will ensure representation of your shares in the event that you are unable to attend the Annual Meeting.

         The matters expected to be acted upon at the Annual Meeting are described in detail in the attached Notice of Annual Meeting and Proxy Statement.

         The Directors and Officers of THCG, Inc. look forward to meeting with you.

                                              Sincerely,



                                              Joseph D. Mark
                                              Co-Chief Executive Officer

                                              Adi Raviv
                                              Co-Chief Executive Officer

                                   THCG, INC.
                               650 Madison Avenue
                            New York, New York 10022
                                 (212) 223-0440


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held On May 15, 2000

To the Holders of Our Common Stock:

         The 2000 Annual Meeting of Shareholders (the "Annual Meeting") of THCG, Inc. ("THCG") will be held at 2:00 p.m., local time, at The New York Helmsley Hotel, located at 212 East 42nd Street, New York, New York 10017, on Monday, May 15, 2000 at 2:00 p.m., local time, for the following purposes:

         1.      To elect 4 Class I directors to the Board of Directors.

         2.      To approve the THCG 2000 Stock Incentive Plan.

         3.      To approve the THCG 2000 Employee Stock Purchase Plan.

         4.      To approve the THCG 2000  Non-Employee  Director  Stock  Option
                 Plan.

         5.      To approve  the  Agreement  and Plan of Merger,  dated April 6,
                 2000, by and between THCG and THCG, Inc., a Delaware corporation and wholly-owned subsidiary of THCG (the "Merger Agreement"), pursuant to which THCG will be reincorporated in Delaware.

         6. To ratify the appointment of Arthur Andersen LLP as independent auditors for THCG for the fiscal year ending December 31, 2000.

         7. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. Management is presently aware of no other business that is expected to come before the Annual Meeting.

         The Board of Directors has fixed the close of business on Friday, April 7, 2000 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of Common Stock can be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy. A copy of THCG's 1999 Annual Report to Shareholders is being mailed with this Notice and Proxy Statement on or about April __, 2000 to all shareholders of record on the record date.

                                             By Order of the Board of Directors,


                                             SHAI NOVIK
                                             Secretary

New York, New York
April __, 2000

                                    IMPORTANT
      Shareholders are requested to DATE, SIGN and MAIL the enclosed proxy. A postage paid envelope is provided for mailing in the United States.

                                   THCG, INC.
                               650 Madison Avenue
                            New York, New York 10022
                                 (212) 223-0440

                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held on May 15, 2000

                                     General

         This proxy statement (the "Proxy Statement") is furnished by the board of directors (the "Board of Directors" or the "Board") of THCG, Inc., a Utah corporation ("THCG"), in connection with THCG's annual meeting of shareholders (the "Annual Meeting") to be held on Monday, May 15, 2000, at 2:00 p.m., local time, at The New York Helmsley Hotel, located at 212 East 42nd Street, New York, New York 10017. The proxy materials are being mailed on or about April __, 2000 to the holders of THCG's common stock (the "Shareholders") of record at the close of business on April 7, 2000 (the "Record Date"). As of the Record Date, there were ____________ shares of THCG's common stock, par value $.01 per share (the "Common Stock"), issued and outstanding. Each holder of shares of Common Stock issued and outstanding on the Record Date is entitled to one vote for each such share held on each matter to be considered at the Annual Meeting. The holders of a majority of the voting power of the issued and outstanding Common Stock entitled to vote, present in person or represented by proxy, will constitute a quorum at the Annual Meeting.

         The enclosed proxy is solicited by the Board of Directors of THCG. A person giving the enclosed proxy has the power to revoke it at any time before it is exercised by (i) attending the Annual Meeting and voting in person, (ii) duly executing and delivering a proxy bearing a later date, or (iii) sending a written notice of revocation to THCG's Secretary. THCG will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others who forward solicitation material to beneficial owners of Common Stock. In addition to the solicitation of proxies by mail, THCG may solicit proxies by personal interview, telephone, telegraph or telefacsimile.

         If the enclosed proxy is properly executed and returned to THCG in time to be voted at the Annual Meeting, it will be voted as specified on the proxy, unless it is properly revoked prior thereto. Votes cast in person or by proxy at the Annual Meeting will be tabulated by the inspectors of election appointed for the meeting. If no specification is made on the proxy as to a proposal, the shares represented by the proxy will be voted (i) FOR the election of the nominees for Class I directors named herein, (ii) FOR the approval of the THCG 2000 Stock Incentive Plan; (iii) FOR the approval of the THCG 2000 Employee Stock Purchase Plan; (iv) FOR the approval of the THCG 2000 Non-Employee Director Stock Option Plan; (v) FOR the approval of the Merger Agreement pursuant to which THCG will be reincorporated in Delaware; (vi) FOR the ratification of the appointment of Arthur Andersen LLP as THCG's independent auditors; and (vii) with respect to any other matter that may properly come before the Annual Meeting, or any adjournment thereof, in the discretion of the proxy holders.

         The presence, in person or by proxy, of holders of a majority of the outstanding shares of THCG Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Assuming that a quorum is present, (i) the affirmative vote of the holders of a plurality of the votes cast is required for the election of directors; (ii) the affirmative vote of the holders of a majority of the votes cast is required for approval of proposals 2, 3, 4, 6 and any other matter that properly comes before the shareholders at the Annual Meeting; and (iii) the affirmative vote of the holders of a majority of all outstanding shares of THCG Common Stock is required for approval of proposal 5.

         Abstentions and broker non-votes (i.e., shares held by brokers or nominees that the broker or nominee does not have discretionary power to vote on a particular matter and as to which instructions have not been received from the beneficial owners or persons entitled to vote) will be counted in determining the presence of a quorum for the transaction of business. With regard to the election of directors, votes may be cast in favor of or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. For each of the other proposals, abstentions may be specified. Abstentions and broker non-votes will have no effect on the approval of proposals 2, 3, 4, 6 or any other matter that properly comes before the shareholders at the Annual Meeting; however, abstentions and broker non-votes will constitute votes against proposal 5 because this proposal must be approved by the affirmative vote of the holders of a majority of the outstanding shares of THCG Common Stock.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Board of Directors, consisting of ten directors, is divided into three classes. Each class of directors is elected for a staggered three-year term. THCG's By-laws permit the Board of Directors to adjust the size of the Board from a minimum of three directors to a maximum of twelve. THCG's directors hold office until the annual meeting at which the term of the class in which they serve has expired and until their successors are duly elected and qualified or until their earlier death, disqualification, resignation or removal.

         At the Annual Meeting, four directors will be elected as Class I directors whose terms will expire upon the annual meeting of shareholders to be held in 2003 and until their respective successors are duly elected and qualified. Joseph D. Mark, Evan M. Marks, Larry W. Smith and Stanley B. Stern, members of THCG's existing Board, have all been nominated for re-election to Class I at the Annual Meeting. The shares represented by the enclosed proxy will be voted in favor of the persons nominated, unless a vote is withheld from any or all of the individual nominees. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as the holders of the proxies may, in their discretion, determine.

Vote Required

         The affirmative vote of the holders of a plurality of the votes cast is required for the election of directors. Votes that are withheld will be excluded entirely from the vote and will have no effect.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES.

            INFORMATION CONCERNING NOMINEES AND CONTINUING DIRECTORS

         The following table provides certain information as of March 31, 2000 about each nominee for election as a director and each of THCG's continuing directors:


Class I Directors                          Age         Position                                      Director Since
-----------------                          ---         --------                                      --------------
Joseph D. Mark (3)                         43          Director, Co-Chief Executive Officer          1999
Evan M. Marks (3)                          42          Director, President of THCG Ventures LLC      1999
Larry W. Smith (3)                         43          Director, President                           1999
Stanley B. Stern (1)(2)                    42          Director                                      1999

Class II (serving until the
2001 Annual Meeting)                       Age         Position                                      Director Since
--------------------                       ---         --------                                      --------------
Keith W. Abell (2) (3)                     42          Director                                      1999
Gene E. Burleson                           57          Director                                      1996
Henry Klein (1)                            37          Director                                      1999

Class III (serving until the
2002 Annual Meeting)                       Age         Position                                      Director Since
--------------------                       ---         --------                                      --------------
Burton W. Kanter (2)                       68          Director                                      1995
Joel S. Kanter (1)                         43          Director                                      1995
Adi Raviv (3)                              44          Director, Co-Chief Executive Officer          1999

(1)      Member of the Audit Committee.

(2)      Member of the Compensation Committee.

(3)      Member of the Executive Committee.

         The business experience for at least the past five years, principal occupation, employment and certain other information concerning each nominee is set forth below.

         Joseph D. Mark. Mr. Mark has served as a Co-Chief Executive Officer of THCG since November 1999. In addition, Mr. Mark currently serves as President of Tower Hill Securities, Inc., a subsidiary of THCG ("Tower Hill"). Prior to April 1998, Tower Hill was known as Hambro America Securities, Inc. From 1995 to November 1999, Mr. Mark served as President and Managing Director of Tower Hill where he was responsible for the management, coordination and direction of Tower Hill's domestic and cross-border corporate finance and mergers and acquisitions business. Mr. Mark is also a founder and general partner of The Israel International Fund. Prior to joining Tower Hill, Mr. Mark worked for a number of years as a mergers and acquisitions specialist, most recently as a Vice President of Drexel Burnham Lambert Incorporated. Previously, he was a member of the investment banking departments of Salomon Brothers Inc., Warburg Paribas Becker, Inc. and Bankers Trust. Mr. Mark is also a director of Clay-Park Labs, Inc., the U.S. subsidiary of Agis Industries Ltd.

         Evan M. Marks. Mr. Marks has served as President of THCG Ventures LLC, a subsidiary of THCG, since February 2000. Mr. Marks is also the managing member of Alben Asset Management LLC ("Alben"), a private investment company based in New York. Prior to forming Alben in 1998, Mr. Marks was in partnership with George Soros from 1992 to 1998 as the President of G. Soros Realty, Inc. Prior to his association with Mr. Soros, Mr. Marks was a Managing Director of Wasserstein Perella & Co. and a principal in the real estate investment group of Lazard Freres & Co. Mr. Marks is a also director of Telex Communications, Inc., a manufacturer of professional audio and telecommunication devices, GunForHire Production Centers LLC, a provider of pre- and post-production services to the film, television and cable industries, and the Hebrew Home for the Aged at Riverdale, New York.

         Larry W. Smith. Mr. Smith has been President and a Director of THCG since January 2000. From May 1999 to December 1999, he was one of the founders, a director and the President of Mercury Coast Inc., which was acquired by THCG in December 1999 ("Mercury Coast"). Prior to founding Mercury Coast, Mr. Smith co-founded and served as CEO/President of US Interactive ("USIT"), one of the leading Internet professional services firms, from May 1994 to February 1999. Among the clients that Mr. Smith has served are: American Express, Infoseek, AT&T, Sprint, Comedy Central, Associated Press, Dun & Bradstreet, Intel, Microsoft, Netscape, Intuit, IBM, Columbia House, Network Solutions and Deloitte & Touche.

         Stanley B. Stern. Since January 2000, Mr. Stern has been Managing Director of STI Ventures Advisors LLC ("STI"). Prior to STI, Mr. Stern was with CIBC World Markets' ("CIBC") where he most recently served as head of the Technology Investment Banking group. Mr. Stern was with CIBC since December 1981. Mr. Stern's broad transaction experience includes numerous public and private financings of equity and debt, and financial advisory assignments, including mergers and acquisitions, opinions and restructurings. Prior to joining CIBC, Mr. Stern was associated with Salomon Brothers.

         The business experience for at least the past five years, principal occupation, employment and certain other information concerning each of the continuing directors is set forth below.

         Keith W. Abell. Mr. Abell currently serves as Co-President of GSCP, Inc. ("GSCP"), the predecessor of which he joined in 1994. GSCP is the manager of the Greenwich Street Funds, which collectively consists of Greenwich Street Capital Partners II, L.P., a Delaware limited partnership, GSCP Offshore Fund, L.P., a Cayman Islands exempted limited partnership, Greenwich Fund, L.P., a Delaware limited partnership, Greenwich Street Employees Fund, L.P., a Delaware limited partnership, and TRV Executive Fund, L.P., a Delaware limited partnership. Prior to joining GSCP, from 1990 to 1994, Mr. Abell was with the Blackstone Group, where he most recently served as Managing Director and from 1986 to 1990, he was with Goldman, Sachs & Co, where he was most recently a Vice President. Mr. Abell is Chairman of the Board of Worth Media and is also a director of Telex Communications, Inc., RAM Holdings Ltd., The Shooting Gallery, Inc. and Espernet of New York, Inc., each of which is a private company. The Greenwich Street Funds have a right to designate a director of THCG under a Securities Purchase Agreement dated as of November 1, 1999, and certain shareholders of THCG have agreed to vote their shares in favor of the Greenwich Street Funds designee, so long as the Greenwich Street Funds own 5% of THCG's outstanding Common Stock on a fully diluted basis. See "Certain Relationships and Related Transactions." Mr. Abell has been designated by the Greenwich Street Funds as a director of THCG.

         Gene E. Burleson. Mr. Burleson has been a Director of THCG and was a director of Walnut Capital, Inc., a subsidiary of THCG ("Walnut Capital"), from June 1996 to November 1999. Mr. Burleson served as Chairman of the Board and Chief Executive Officer of GranCare, Inc, form 1994 to 1997. Following the merger of GranCare, Inc.'s pharmacy operations with Vitalink Pharmacy Services, Inc., he served as Chief Executive Officer of Vitalink Pharmacy Services, Inc. from February 1997 to August 1997. His previous experience includes serving as President and Chief Operating Officer of American Medical International, Inc. Mr. Burleson is also a director of Decker's Outdoor Corp., Alternative Living Services Inc. and Mariner Post-Acute Network, Inc., all publicly-held companies.

         Burton W. Kanter. Mr. Kanter has been a director of THCG, and THCG's predecessor, Walnut Financial Services, Inc. ("Walnut"), since 1985 and was the Chief Executive Officer and President of Walnut Capital, a subsidiary of THCG, from February 1985 to April 1996. Mr. Kanter was a director of Walnut Capital from 1983 to November 1999 and Treasurer of Walnut Capital from January 1994 to February 1995. Mr. Kanter has acted as counsel to Neal Gerber & Eisenberg, a Chicago, Illinois law firm and was a partner in the law firm of Kanter & Eisenberg and its predecessor firms. He is the author of numerous articles and a frequent lecturer in the field of federal income taxation, and founder of the nationally known column in the Journal of Taxation called "Shop Talk." He is a member of the faculty of the University of Chicago Law School. He is a director of numerous companies, including the following public companies: First Health Group Corp., Scientific Measurement Systems, Corp. and Logic Devices Incorporated. He is a member of the Board of Directors or the Board of Trustees of: the Midwest Film Center of the Chicago Art Institute, the Chicago International Film Festival and the Museum of Contemporary Art of Chicago. He is also on the advisory board of the Wharton School of the

University of Pennsylvania Real Estate Center and the University of Chicago Annual Tax Conference. In addition, Mr. Kanter serves as a member of the Visiting Committee of the University of Chicago Art Department and as a member of the Visiting Committee of the Law School of the University of Chicago.

         Joel S. Kanter. Mr. Kanter has been a director of THCG and THCG's predecessor, Walnut, since February 1995 and was the President and Chief Executive Officer of THCG and Walnut Capital from 1995 to November 1, 1999. From 1988 to February 1995, Mr. Kanter was a consultant to Walnut Capital. Mr. Kanter has served as President of Windy City, Inc. ("Windy City"), a privately held investment firm, since July 1986. In 1978 and 1979, Mr. Kanter served as a Legislative Assistant to Congressman Abner J. Mikva (D-Ill.) specializing in Judiciary Committee affairs. From 1980 to 1982, Mr. Kanter served as a Special Assistant to the National Association of Attorneys General, representing that organization's positions in the criminal justice and environmental arenas. From 1982 to 1984, Mr. Kanter served as Staff Director of the House Subcommittee on Legislative Process chaired by Congressman Gilles D. Long (D-La.). In that capacity, he also lent assistance to the House Democratic Caucus which was also chaired by Congressman Long. In 1985 and 1986, Mr. Kanter served as Managing Director of The Investors' Washington Service, an investment advisory company specializing in providing advice to large institutional clients regarding the impact of federal legislative and regulatory decisions on debt and equity markets. Clients of The Investors' Washington Service included Amoco Oil, AT&T, Bankers Trust, Citicorp, Chase Manhattan Bank, Chrysler Corporation, General Motors and J.C. Penney. Mr. Kanter is also a director of Mariner Post-Acute Network, Inc., I-Flow Corporation, Osteoimplant Technology, Inc., Encore Medical Corporation and Magna-Lab, Inc., each of which is a publicly-held company, as well as a number of private concerns. Mr. Kanter is the son of Burton W. Kanter.

         Henry Klein. Mr. Klein is a co-founder of TDA Capital Partners, Inc. ("TDA") which was formed in 1996 as Templeton Direct Advisors, Inc., a subsidiary of Templeton Worldwide, Inc. In June 1999, Templeton Direct Advisors was acquired by its management from Templeton Worldwide and changed its name to TDA Capital Partners, Inc. TDA manages more than $100 million of assets through funds investing in Central Europe, Israel and the United States. Mr. Klein is responsible for technology and telecommunications investments at TDA. Prior to joining TDA, from December 1995 to February 1996, Mr. Klein was a Senior Vice President of Bassini, Playfair + Associates LLC, the successor to the private equity investment arm of BEA Associates ("BEA"). From April 1993 to December 1995, Mr. Klein was a Vice President of BEA where he managed direct investments in emerging markets and served as an officer of a number of New York Stock Exchange listed closed-end funds. Prior to joining BEA, from August 1989 to March 1993, Mr. Klein was a member of the investment banking department at Lehman Brothers. Mr. Klein is also a director of RTimage Ltd and TechOnline, Inc.

         Adi Raviv. Mr. Raviv has served as the Co-Chief Executive Officer of THCG since November 1999. From 1998 to November 1999, Mr. Raviv was Managing Director and Secretary of Tower Hill. Prior to joining Tower Hill, in 1996 and 1997 he was the founder and Managing Director of The HTI Group, a small merchant banking group focusing on technology, healthcare and emerging growth companies. From 1994 to 1996, Mr. Raviv was a Senior Managing Director and Head of Global Investment and Merchant Banking for Oscar Gruss & Son Incorporated until the acquisition of its Israeli operations by CIBC Oppenheimer. Prior to his association with Oscar Gruss in 1993 and 1994, he was the President and one of the founders of the Stockton Group, established in 1993 to organize and manage the Renaissance Funds, a $155 million private equity fund formed to invest in the Middle East. Mr. Raviv was also a Vice President of BEA Associates and a member of the management team of its International Equities Group. From 1987 to 1993, Mr. Raviv was a member of the investment banking department of Lehman Brothers. Mr. Raviv is also a director of several private companies, including Test University, Inc., Global Credit, Inc., IT Utility Inc., Globecom Interactive, Inc. and Orisol Original Solutions Ltd.

Committees and Meetings of the Board of Directors

         Pursuant to an Agreement and Plan of Merger dated as of August 5, 1999 between Walnut, Tower Hill Acquisition, Inc., a wholly-owned subsidiary of Walnut ("Tower Hill Acquisition"), and Tower Hill, Tower Hill Acquisition was merged with and into Tower Hill and Walnut changed its name to THCG (the "Merger"). As a result of the Merger, effective November 1, 1999, the Board of Directors and Committees of the Board of THCG were restructured.

         Between January 1, 1999 and November 1, 1999, the Board of Directors of THCG met twelve times and acted by written consent four times. During that period, the Board of Directors had an Investment Committee which met three times, an Audit Committee which did not meet, a Compensation Committee which met three times, a Finance Committee which did not meet and an Incentive Stock Option Plan Committee which did not meet.

         Between November 1, 1999 and December 31, 1999, the Board of Directors of THCG met three times. During that period, the Board of Directors of THCG had an Audit Committee, which did not meet, and a Compensation Committee which met twice.

         The current Audit Committee recommends to the Board of Directors the appointment of independent public accountants to serve as auditors for THCG, reviews the scope and fees of each annual audit and results of the same, reviews compliance with the accounting and financial policies of THCG, and reviews the adequacy of the financial organization of THCG. Between November 1, 1999 and December 31, 1999, the Audit Committee was comprised of Joel S. Kanter, Henry Klein and Stanley B. Stern.

         The current Compensation Committee is responsible for administering the THCG 1999 Stock Incentive Plan (the "1999 Plan"), the THCG 2000 Stock Incentive Plan, the THCG 2000 Employee Stock Purchase Plan and the THCG 2000 Non-Employee Director Stock Option Plan (collectively, the "2000 Plans"). The 2000 Plans are summarized in this proxy statement under proposals 2, 3 and 4, respectively. The Compensation Committee has the power and authority to grant options consistent with the terms of the 1999 Plan and 2000 Plans. As of March 29, 2000, the Compensation Committee has the power and authority to review and approve the annual and incentive compensation of the officers of THCG, subject to ratification by the Board of Directors, and has the authority to employ or retain experts and professionals as deemed appropriate from time to time. Between November 1, 1999 and December 31, 1999, the Compensation Committee was comprised of Evan M. Marks, Keith W. Abell and Stanley B. Stern, each of whom became a member of the Compensation Committee on November 2, 1999. Mr. Abell did not attend one of the two meetings of the Compensation Committee held in 1999.

         The Executive Committee was established on March 29, 2000 and is responsible for the management of the business and affairs of THCG, including the power and authority to evaluate and authorize acquisitions by THCG, and, in connection therewith, to authorize the issuance of shares of common stock or preferred stock, provided that the Executive Committee does not have the authority in connection with any one acquisition to authorize the issuance of a number of shares of common stock, or preferred stock convertible into a number of shares of common stock, that exceeds ten percent (10%) of the then outstanding number of shares of THCG Common Stock. The Executive Committee also has the power and authority to fix the rights, preferences and privileges of a series of preferred stock. The Executive Committee is comprised of Keith W. Abell, Joseph D. Mark, Evan M. Marks, Adi Raviv and Larry W. Smith.

         THCG does not have a nominating committee. The functions customarily performed by a nominating committee are performed by the Board of Directors as a whole. Any shareholder who wishes to make a nomination at an annual or special meeting for the election of directors must do so in compliance with the applicable procedures set forth in THCG's By-laws. THCG will furnish copies of such By-law provisions upon written request to Shai Novik at THCG's principal executive offices, 650 Madison Avenue, New York, New York 10022.

         Of the three meetings of the Board of Directors held between November 1, 1999 and December 31, 1999, Mr. Abell and Mr. Klein did not attend one of the three and Mr. Stern did not attend two of the three.

Director Compensation

         Prior to November 1, 1999, all non-employee directors of THCG were compensated for their services as follows: (i) $2,500 for each regularly scheduled meeting attended in person or by telephone; (ii) $2,500 for each special meeting attended in person; and (iii) $500 for each committee meeting attended in person or by telephone. All members of the

Board  were  reimbursed  for  reasonable   out-of-pocket  expenses  incurred  in
connection with their activities on behalf of THCG.

         Members of the current Board of Directors are not compensated for their services as such. However, each non-employee director of THCG, other than Messrs. Keith W. Abell and Stanley B. Stern, was granted an option to purchase 5,000 shares of THCG Common Stock at an exercise price of $3.625 per share on November 2, 1999. The Board of Directors has approved and adopted, and recommend that shareholders approve THCG's 2000 Non-Employee Director Stock Option Plan under which each director of THCG who is not also an employee would each year automatically be granted an option to purchase 10,000 shares of THCG Common Stock, plus an additional option to purchase 2,500 shares of THCG Common Stock for each committee of the Board of Directors on which he serves.

Compensation Committee Interlocks and Insider Participation

         There were no interlocks or insider participation with respect to the Board of Directors of THCG.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires THCG's directors and executive officers and persons who beneficially own more than ten percent of THCG's Common Stock to report their ownership of and transactions in THCG's Common Stock to the Securities and Exchange Commission and The Nasdaq National Stock Market. Copies of these reports are also required to be supplied to THCG. THCG believes, based solely on a review of the copies of such reports received by THCG, that all applicable Section 16(a) reporting requirements were complied with during 1999, except that Burton W. Kanter did not timely file a Form 4 with respect to the month of November 1999.

                    INFORMATION CONCERNING EXECUTIVE OFFICERS

         The executive officers of THCG as of the date of this Proxy Statement, together with information regarding the business experience of such officers, are identified below. Information regarding the business experience of Messrs. Joseph D. Mark, Evan M. Marks, Adi Raviv and Larry W. Smith is set forth above under the heading "Information Concerning Nominees and Continuing Directors." Each executive officer is elected annually by the Board of Directors of THCG and serves until the next regular annual meeting of the Board and until his successor is duly elected and qualified, or until his earlier death, disqualification, resignation or removal.

Name                                        Age    Position
----                                        ---    --------
Joseph D. Mark............................   43     Co-Chief Executive Officer
Adi Raviv.................................   44     Co-Chief Executive Officer
Larry W. Smith............................   43     President
Shai Novik................................   34     Chief Operating Officer
Evan M. Marks.............................   42     President, THCG Ventures LLC

         Shai Novik. Mr. Novik joined THCG on November 1, 1999. From February 1999 to November 1999, Mr. Novik was Chief Operating Officer of Tower Hill. From April 1998 to February 1999, Mr. Novik served as Chief Executive Officer of Optional Knowledge, Inc. ("Optional"), a company focused on risk management applications for complicated financial derivatives. Prior to Optional, Mr. Novik was with RogersCasey from June 1994 to April 1998, most recently serving as its Chief Operating Officer. RogersCasey is one of the leading investment consulting firms in the U.S., providing advisory services to institutional investors with an asset pool of more than $500 billion. Mr. Novik served as the Assistant Director of Advanced Software Development in the Israeli Defense Forces from July 1984 to July 1991.

                             EXECUTIVE COMPENSATION

Executive Compensation

         Summary Compensation Table. The following table sets forth compensation earned, whether paid or deferred, by THCG's Co-Chief Executive Officers, its two other executive officers as of December 31, 1999 and the former Chief Executive Officer and Chief Financial Officer of THCG (collectively, the "Named Executive Officers") for services rendered in all capacities to THCG during the years ended December 31, 1997, 1998 and 1999. Since November 1, 1999, Adi Raviv and Joseph D. Mark have served as Co-Chief Executive Officers. Prior to November 1, 1999, Joel S. Kanter served as Chief Executive Officer and President of THCG.

                                                                                        Long-Term Compensation


                               Annual Compensation
                                                                                                Awards

                                                                                       Restricted  Securities     All Other
                                                                                          Stock    Underlying   Compensation
Name and Principal Position         Year    Salary($)   Bonus($)     Other($)           Awards($)  Options           ($)
---------------------------         ----    ---------   --------     --------           ---------  --------          ---
                                                                                                      (#)

Adi Raviv...................      1999    $ 33,333 (1)    $     0     2,551          $ --           450,000         --
   Co-Chief Executive Officer     1998        --               --        --            --             --            --
                                  1997        --               --        --            --             --            --

Joseph D. Mark..............      1999    $ 33,333 (1)    $     0       492          $ --           450,000     $3,130
   Co-Chief Executive Officer     1998        --               --        --            --             --            --
                                  1997        --               --        --            --             --            --

Larry W. Smith..............      1999        -- (2)      $     0        --            --           310,000         --
   President                      1998        --               --        --            --             --            --
                                  1997        --               --        --            --             --            --

Shai Novik..................      1999    $ 25,000 (1)    $     0     1,188          $1,349,518(3)  100,000     $  731
   Chief Operating Officer        1998        --               --        --            --             --            --
                                  1997        --               --        --            --             --            --

Joel S. Kanter..............      1999    $187,500 (4)    $60,000(5)     --            --            90,000         --
   Former Chief Executive         1998     225,000             --        --            --             --            --
   Officer and President          1997     200,000         50,000(6)     --            --             --            --

Robert F. Mauer.............      1999    $100,000 (4)    $30,000(5)     --            --            50,000         --
   Former Chief Financial         1998     115,000             --        --            --             --            --
   Officer and Treasurer          1997     100,000         30,000(6)     --            --             --            --


 (1) Represents a pro-rated annual salary for the period of November 1, 1999, the date on which the executive became an employee of THCG, through December 31, 1999. The executive's annual salary is described below under the section "Employment Agreements."

(2) Larry W. Smith's compensation is subject to the terms of his employment agreement with THCG, entered into on December 29, 1999 (see "Employment Agreements"). Mr. Smith was not added to THCG's payroll until January 1, 2000.

(3) Represents the dollar value (net of consideration paid) of the restricted stock calculated by multiplying $3.625, the market price of the THCG Common Stock on November 1, 1999, the date of the issuance, by the number of shares awarded, 372,281. The restricted stock is divided into First Class and Second Class. The First Class consists of 204,755 shares of restricted stock. The vesting schedule with respect to that class is as follows: 68,251.66 shares vested on November 1, 1999 and the remaining 136,503.34 vest in four equal three-month quarterly installments, commencing on February 1, 2000 and ending on November 1, 2000. The Second Class consists of 167,526 shares of restricted stock. The vesting schedule with respect to that class is as follows:
         22,336.79   shares  vested  on  November  1,  1999  and  the  remaining
         145,189.21 vest in twelve quarterly installments, commencing on February 1, 2000 and ending on November 1, 2002. As of December 31, 1999, the aggregate value of the restricted stock held by Mr. Novik was $10,656,543.

(4) Represents the annual salary as provided under the terms of his employment agreement through November 1, 1999, the date on which the employee resigned as an officer of THCG. Does not include compensation received under consulting agreements between THCG and Windy City. For more information concerning the terms of the consulting agreements, see "Consulting Agreements" below.

(5) Executive was paid a bonus with respect to his job performance for the fiscal year 1999.

(6) Executive was paid a bonus with respect to his job performance for the fiscal year 1997.

         Option Grants Table. Shown below is information regarding grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 1999.

                                           % of Total
                                             Options                                Potential Realizable Value at Assumed
                                            Granted to                                   Annual Rates of Stock Price
                     Number of Securities   Employees      Exercise                     Appreciation for Option Terms
                      Underlying Options    In Fiscal       Price      Expiration
Name                      Granted            Year (a)     ($/Share)       Date           0%            5%           10%
----                      -------            --------     ---------       ----         -----         -----         -----
Adi Raviv                 250,000 (1)         9.0 %         $3.625       11/2/04            --       $250,125     $552,500
                          200,000 (2)         7.2 %         $3.625       11/2/04            --        200,100      442,000
Joseph D. Mark            250,000 (1)         9.0 %         $3.625       11/2/04            --        250,125      552,500
                          200,000 (2)         7.2 %         $3.625       11/2/04            --        200,100      442,000
Larry W. Smith            310,000 (3)         11.2 %        $6.00       12/31/04     $7,285,000     9,811,594   12,868,113
Shai Novik                100,000 (4)         3.6 %         $10.00      12/15/04        600,000       852,200    1,129,600
Joel S. Kanter             90,000 (5)         3.2 %         $3.625       11/2/04            --         90,045      198,900
Robert F. Mauer            50,000 (5)         1.8 %         $3.625       11/2/04            --         50,025      110,500

(a) The total number of options granted in 1999 was 2,754,000; Represents options granted under the THCG 1999 Stock Incentive Plan (the "1999 Plan") as follows: 1,486,000 options granted on November 2, 1999 and 220,000 options granted on December 15, 1999. Additional options to purchase shares of THCG Common Stock were granted as follows: 118,000 options were granted on December 15, 1999 and 930,000 options were granted on December 27, 1999. These options were not granted under the 1999 Plan but were granted on the same terms and conditions as if they had been.

(1) Represents options to purchase shares of THCG's Common Stock under the 1999 Plan and pursuant to each executives' Employment Agreement, as summarized below under the heading "Employment Agreements." The options were granted on November 2, 1999 and are immediately exercisable, non-forfeitable, non-transferable and expire on the fifth anniversary of the date they were granted.

(2) Represents options to purchase shares of THCG's Common Stock under the 1999 Plan and pursuant to each executives' Employment Agreement, as summarized below under the heading "Employment Agreements." The options vest in accordance with the same schedule as the restricted stock options granted to Shai Novik described in note (3) to the Summary Compensation Table and will be reduced by the number of shares of restricted stock that is forfeited by Shai Novik. The options are non-transferable and are non-forfeitable. The vesting schedule with respect to 100,000 of the shares covered by these options is as follows: 33,333.33 shares vested on November 1, 1999; the remaining balance of 66,666,67 vests in four (4) equal three-month quarterly installments, commencing on February 1, 2000 and ending on November 1, 2000. The vesting schedule with respect to the balance of the 100,000 shares subject to these options is as follows: 13,333.33 shares vested on November 1, 1999; the remaining balance of 86,666.67 shares vests in twelve quarterly installments, commencing on February 1, 2000 and ending on November 1, 2002.

(3) Represents options to purchases shares of THCG's Common Stock. The options were not granted under the 1999 Plan but are subject to the terms as are set forth in the 1999 Plan. The options were granted pursuant to an Employment Agreement entered into by Mr. Smith and THCG in connection with the acquisition of Mercury Coast by THCG. The options were granted at below the fair market of THCG Common Stock of $29.50 on the date of the grant. The options vest in twelve quarterly installments commencing on January 1, 2001 and expire on December 31, 2004.

(4) Represents options to purchase shares of THCG's Common Stock under the 1999 Plan granted on December 15, 1999. The exercise price of $10.00 per share was below the fair market value of THCG Common Stock of $16.00 on the date of the grant. The options are exercisable in three approximately equal installments, commencing on December 15, 2000 and ending on December 15, 2002.

(5) Represents options to purchase shares of THCG's Common Stock under the 1999 Plan. The options were granted on November 2, 1999 and are immediately exercisable, non-forfeitable, non-transferable and expire on November 2, 2004. The exercise price of $3.625 is equal to the fair market value of the Common Stock on the date of the grant.

         Aggregated Option Exercises and Fiscal Year-End Option Value Table. Shown below is information regarding stock options exercised during the fiscal year ended December 31, 1999 and the value of stock options as of December 31, 1999, held, by each of the Named Executive Officers.

                                                                       Number of
                                                                 Securities Underlying           Value of Unexercised
                               Shares                           Unexercised Options at          In-The-Money Options at
                              Acquired           Value            Fiscal Year-End (#)             Fiscal Year-End ($)
Name                      On Exercise (#)    Realized ($)     (Exercisable/Unexercisable)     (Exercisable/Unexercisable)
----                      ---------------    ------------     ---------------------------     ---------------------------
Adi Raviv                        0                $0             296,666  /      153,334       $7,416,650  /    $ 3,833,350
Joseph D. Mark                   0                 0             296,666  /      153,334        7,416,650  /      3.833.350
Larry W. Smith                   0                 0                   0  /      310,000                0  /      7,013,750
Shai Novik                       0                 0              33,333  /       66,667          620,827  /      1,241,672
Joel S. Kanter                   0                 0              90,000  /            0        2,250,000  /              0
Robert F. Mauer                  0                 0              50,000  /            0        1,250,000  /              0

Employment Agreements

         Joseph D. Mark. Pursuant to his employment agreement, Joseph D. Mark will serve as a Co-Chief Executive Officer of THCG for a five year term, commencing November 1, 1999, which term will be automatically extended for one or more additional annual periods unless either THCG or Mr. Mark gives written notice, no less than ninety (90) days prior to the end of the initial term, or any extension thereof, of his or its election not to renew the agreement. The agreement provides that Mr. Mark's annual base salary will be a minimum of $200,000 per year, or such greater sum as may be fixed by the Compensation Committee of THCG's Board of Directors, provided that any such greater sum will become the minimum rate of compensation for so long as Mr. Mark remains employed by THCG. In addition, Mr. Mark will be entitled to bonus compensation as reasonably determined in good faith by the Compensation Committee. Pursuant to the employment agreement, Mr. Mark received an option to purchase 450,000 shares of THCG Common Stock under the 1999 Plan. Mr. Mark will be entitled to participate in any and all employee benefit plans generally available to THCG's most senior executives and will be entitled to participate fully in THCG's group pension, profit sharing and employee benefit programs made available to employees of THCG generally. THCG will provide other benefits to Mr. Mark, including, the following: THCG will lease or purchase an automobile for Mr. Mark (or reimburse Mr. Mark for a lease of an automobile in his own name) at a cost not to exceed $1,000 per month (including other related costs, expenses and fees); THCG will pay the premiums on an ordinary life insurance policy on Mr. Mark's behalf in the principal amount of $2,000,000; and THCG will also reimburse Mr. Mark for personal tax preparation and financial planning assistance in a total amount not to exceed $5,000 per year.

         In the event that Mr. Mark's employment is terminated prior to the expiration of the term by reason of his death or total disability, THCG will pay Mr. Mark the following: any accrued but unpaid base salary for services rendered through the date of termination, a prorated amount of bonus compensation, any accrued but unpaid expenses required to be reimbursed pursuant to the employment agreement and any accrued vacation to the date of termination. If Mr. Mark's employment is terminated by THCG for "cause," or by Mr. Mark without "good reason" (as those terms are defined therein), THCG will pay Mr. Mark the following: any accrued but unpaid base salary for services rendered through the date of termination, any accrued but unpaid expenses required to be reimbursed pursuant to the employment agreement and any accrued vacation to the date of termination. In the event that Mr. Mark's employment is terminated by THCG without cause, or by Mr. Mark for "good reason" (as defined therein), THCG will pay Mr. Mark the following: any accrued but unpaid base salary for services rendered to the date of termination, such bonus as may reasonably be determined by THCG based on Mr. Mark's performance through the date of termination, any accrued but unpaid expenses required to be reimbursed pursuant to the employment agreement, any accrued vacation to the date of termination and continued payment of his base salary until the earlier of (a) 36 months after the date of termination or (b) the expiration of the term. Generally, in the event of Mr. Mark's termination, any benefits to which Mr. Mark may be entitled pursuant to any employee benefit plans and programs in which he participated will be determined in accordance with the terms of those plans and programs. Mr. Mark has also agreed to a noncompetition provision, which is effective during the term of his employment, and to a nonsolicitation provision (relating to employees and customers) which is effective during the term of the agreement and for a period of one year subsequent to any termination of the agreement or Mr. Mark's employment thereunder.

         Adi Raviv. Pursuant to his employment agreement, Adi Raviv will serve as a Co-Chief Executive Officer of THCG for a five year term, commencing November 1, 1999, which term will be automatically extended for one or more additional annual periods unless either THCG or Mr. Raviv gives written notice, no less than ninety (90) days prior to the end of the initial term or any extension thereof, of his or its election not to renew the agreement. The agreement  provides  that Mr.  Raviv's  annual  base salary will be a minimum of
$200,000 per year, or such greater sum as may be fixed by the Compensation Committee of THCG's Board of Directors, provided that any such greater sum will become the minimum rate of compensation for so long as Mr. Raviv remains employed by THCG. In addition, Mr. Raviv will be entitled to bonus compensation as reasonably determined in good faith by the Compensation Committee. Pursuant to the employment agreement, Mr. Raviv received an option to purchase 450,000 shares of THCG Common Stock under the 1999 Plan. Mr. Raviv will be entitled to participate in any and all employee benefit plans generally available to THCG's most senior executives and will be entitled to participate fully in THCG's group pension, profit sharing and employee benefit programs made available to employees of THCG generally. THCG will provide other benefits to Mr. Raviv, including the following: THCG will lease or purchase an automobile for Mr. Raviv (or reimburse Mr. Raviv for a lease of an automobile in his own name) at a cost not to exceed $1,000 per month (including other related costs, expenses and fees); THCG will pay the premiums on an ordinary life insurance policy on Mr. Raviv's behalf in the principal amount of $2,000,000; and THCG will also reimburse Mr. Raviv for personal tax preparation and financial planning assistance in a total amount not to exceed $5,000 per year.

         In the event that Mr. Raviv's employment is terminated prior to the expiration of the term by reason of his death or total disability, THCG will pay Mr. Raviv the following: any accrued but unpaid base salary for services rendered through the date of termination, a prorated amount of bonus compensation, any accrued but unpaid expenses required to be reimbursed pursuant to the employment agreement and any accrued vacation to the date of termination. If Mr. Raviv's employment is terminated by THCG for "cause," or by Mr. Raviv without "good reason" (as those terms are defined therein), THCG will pay Mr. Raviv the following: any accrued but unpaid base salary for services rendered to the date of termination, any accrued but unpaid expenses required to be reimbursed pursuant to the employment agreement and any accrued vacation to the date of termination. In the event that Mr. Raviv's employment is terminated by THCG without cause, or by Mr. Raviv for "good reason" (as those terms are defined therein), THCG will pay Mr. Raviv the following: any accrued but unpaid base salary for services rendered to the date of termination, such bonus as may reasonably be determined by THCG based upon Mr. Raviv's performance through the date of termination, any accrued but unpaid expenses required to be reimbursed pursuant to the employment agreement, any accrued vacation to the date of termination and continued payment of his base salary until the earlier of (a) 36 months after the date of termination or (b) the expiration of the term. Generally, in the event of Mr. Raviv's termination, any benefits to which Mr. Raviv may be entitled pursuant to any employee benefit plans and programs in which he participated will be determined in accordance with the terms of those plans and programs. Mr. Raviv has also agreed to a noncompetition provision, which is effective during the term of his employment, and to a nonsolicitation provision (relating to employees and customers) which is effective during the term of the agreement and for a period of one year subsequent to any termination of the agreement or Mr. Raviv's employment thereunder.

         Shai Novik. Pursuant to his employment agreement, Shai Novik will serve as the Chief Operating Officer of THCG for a five year term, commencing November 1, 1999, which term will be automatically extended for one or more additional annual periods unless either THCG or Mr. Novik gives written notice, no less than ninety (90) days prior to the end of the initial term, or any extension thereof, of his or its election not to renew the agreement. The agreement provides that Mr. Novik's annual base salary will be a minimum of $150,000 per year, or such greater sum as may be fixed by the Compensation Committee of the THCG Board of Directors; provided that any such greater sum will become the minimum rate of compensation for so long as Mr. Novik remains employed by THCG. In addition, Mr. Novik will be entitled to bonus compensation as reasonably determined in good faith by the Compensation Committee, provided that Mr. Novik will be entitled to participate in any bonus compensation plans THCG makes generally available to its senior executives or its employees, in accordance with the terms of such plans. Mr. Novik received a grant of 372,281 shares of restricted THCG Common Stock under the 1999 Plan. Mr. Novik will be entitled to participate in any and all employee benefit plans generally available to THCG's most senior executives and will be entitled to participate fully in THCG's group pension, profit sharing and employee benefit programs made available to employees of THCG generally. THCG will provide other benefits to Mr. Novik, including the following: THCG will lease or purchase an automobile for Mr. Novik (or reimburse Mr. Novik for a lease of an automobile in his own name) at a cost not to exceed $1,000 per month (including other related costs, expenses and fees); THCG will pay the premiums on an ordinary life insurance policy on Mr. Novik's behalf in the principal amount of $2,000,000; and THCG will also reimburse Mr. Novik for personal tax preparation and financial planning assistance in a total amount not to exceed $5,000 per year.

         In the event that Mr. Novik's employment is terminated prior to the expiration of the term by reason of his death or total disability, THCG will pay Mr. Novik the following: any accrued but unpaid base salary for services rendered through the date of termination, a prorated amount of bonus compensation, any accrued but unpaid expenses required to be reimbursed pursuant to the employment agreement and any accrued vacation to the date of termination. If Mr. Novik's employment is terminated by THCG for "cause," or by Mr. Novik without "good reason" (as those terms are defined therein), THCG will pay Mr. Novik the following: any accrued but unpaid base salary for services rendered to the date of termination, any accrued but unpaid expenses required to be reimbursed pursuant to the employment agreement, and any accrued vacation to the date of termination. In the event that Mr. Novik's employment is terminated by THCG without cause, or by Mr. Novik for "good reason" (as defined therein), THCG will pay Mr. Novik the following: any accrued but unpaid base salary for services rendered to the date of termination, such bonus as may reasonably be determined by the Company based upon Mr. Novik's performance through the date of his termination, any accrued but unpaid expenses required to be reimbursed pursuant to the employment agreement, any accrued vacation to the date of termination and continued payment of the base salary for thirty-six months after the date of termination, except as otherwise provided in the agreement. Generally, in the event of Mr. Novik's termination, any benefits to which Mr. Novik may be entitled pursuant to any employee benefit plans and programs in which he participated will be determined in accordance with the terms of those plans and programs. Mr. Novik has also agreed to a noncompetition provision, which is effective during the term of his employment, and to a nonsolicitation provision (relating to employees and customers) which is effective during the term of the agreement and for a period of one year subsequent to any termination of the agreement or Mr. Novik's employment thereunder.

         Larry W. Smith. On December 29, 1999, THCG entered into an employment agreement with Larry W. Smith, pursuant to which Mr. Smith will serve as President of THCG for a three year term, which term will be automatically extended for one or more additional annual periods unless either THCG or Mr. Smith gives written notice, no less than ninety (90) days prior to the end of the initial term, or any extension thereof, of his or its election not to renew the agreement. The agreement provides that Mr. Smith's annual base salary will be a minimum of $150,000 per year, or such greater sum as may be fixed by the Compensation Committee of the Board of Directors; provided that any such greater sum will become the minimum rate of compensation for so long as Mr. Smith remains employed by THCG. In addition, Mr. Smith will be entitled to a bonus in respect of the year 2000 in a minimum amount of $50,000 as determined by the Compensation Committee of the Board of Directors; thereafter, Mr. Smith will be entitled to bonus compensation in accordance with a bonus scheme based on the operating profit of the business unit(s) of THCG for which Mr. Smith is responsible, as devised in good faith by the Compensation Committee of the Board of Directors. Mr. Smith received a grant of an option to purchase 310,000 shares of THCG Common Stock under the 1999 Plan. Mr. Smith will be entitled to participate in any group pension, profit sharing and employee benefit programs made available to employees of THCG generally. THCG will provide other benefits to Mr. Smith, including, without limitation, the following: THCG will lease or purchase an automobile for Mr. Smith (or reimburse Mr. Smith for a lease of an automobile in his own name) at a cost not to exceed $500 per month (including other related costs, expenses and fees); THCG will pay the premiums on any life insurance policy (up to $1 million), medical insurance, group health, disability insurance, and any other benefit plan or program made generally available by THCG to its most senior executives; THCG will also reimburse Mr. Smith for personal tax preparation and financial planning assistance in a total amount not to exceed $2,500 per year; and Mr. Smith will be entitled to any other benefits or perquisites on terms no less favorable than those pursuant to which such benefits or perquisites are made available to any other executive or employee of THCG.

         In the event that Mr. Smith's employment is terminated prior to the expiration of the term by reason of his death or total disability, or for "cause," or by Mr. Smith without "good reason" (as those terms are defined therein), THCG will pay Mr. Smith the following: any accrued but unpaid base salary for services rendered through the date of termination, any declared by unpaid bonus compensation and any accrued but unpaid expenses required to be reimbursed pursuant to the employment agreement. In the event that Mr. Smith's employment is terminated by THCG without cause, or by Mr. Smith for "good reason" (as defined therein), THCG will pay Mr. Smith the following: any accrued but unpaid base salary for services rendered to the date of termination, any declared but unpaid bonus, any accrued but unpaid expenses required to be reimbursed pursuant to the employment agreement and any unvested options will accelerate and become fully exercisable. Except as provided under the employment agreement, under the terms of any incentive compensation, employee benefit or fringe benefit plan applicable to Mr. Smith at the time of the termination of his employment prior to the end of his Term, Mr. Smith will have no right to receive any other compensation, or to participate in any other plan, arrangement or benefit, with respect to any future period after such termination. Mr. Smith has also agreed to a noncompetition provision, which is effective during the term of his employment, and to a nonsolicitation provision (relating to employees and customers) which is effective during the term of the agreement and for a period of one year subsequent to any termination of the agreement or Mr. Smith's employment thereunder.

         Evan M. Marks. On February 1, 2000, THCG Ventures LLC ("THCG Ventures") entered into an employment agreement with Evan M. Marks, pursuant to which Mr. Marks will serve as President and Chief Executive Officer of THCG Ventures, a wholly-owned subsidiary of Tower Hill, or in an equivalent position with an affiliate of THCG Ventures or THCG, for a three year term, which term will be automatically extended for one or more additional annual periods unless either THCG Ventures or Mr. Marks gives written notice, no less than ninety (90) days prior to the end of the initial term, or any extension thereof, of his or its election not to renew the agreement. The agreement provides that Mr. Marks's annual base salary will be $150,000 per year, or such greater sum as may be fixed by the Compensation Committee of the Board of Directors of THCG; provided that any such greater sum will become the minimum rate of compensation for so long as Mr. Marks remains employed by THCG Ventures, THCG or one of its affiliates. In addition, Mr. Marks will be entitled to a bonus in respect of the year 2000 in a minimum amount of $50,000 as determined by the Compensation Committee of the Board of Directors of THCG; thereafter, Mr. Marks will be entitled to bonus compensation in accordance with a bonus scheme based on the operating profit of the business unit(s) of THCG Ventures, THCG or any of its affiliates for which Mr. Marks is responsible, as devised in good faith by the Compensation Committee of the Board of Directors of THCG. Pursuant to his employment agreement, Mr. Marks will receive a grant of options to purchase 195,000 shares of THCG Common Stock under the 2000 THCG, Inc. Stock Incentive Plan. Mr. Marks will be entitled to participate in any group pension, profit sharing and employee benefit programs made available to employees of THCG generally. THCG Ventures will provide other benefits to Mr. Marks, including, without limitation, the following: THCG Ventures will lease or purchase an automobile for Mr. Marks (or reimburse Mr. Marks for a lease of an automobile in his own name) at a cost not to exceed $500 per month (including other related costs, expenses and fees); THCG Ventures will pay the premiums on any life insurance policy (up to $1 million), medical insurance, group health, disability insurance, and any other benefit plan or program made generally available by THCG Ventures or THCG to its most senior executives; THCG Ventures will also reimburse Mr. Marks for personal tax preparation and financial planning assistance in a total amount not to exceed $2,500 per year; and Mr. Marks will be entitled to any other benefits or perquisites on terms no less favorable than those pursuant to which such benefits or perquisites are made available to any other executive or employee of THCG Ventures or THCG.

         In the event that Mr. Marks's employment is terminated prior to the expiration of the term by reason of his death or total disability, or for "cause," or by Mr. Marks without "good reason" (as those terms are defined therein), THCG Ventures will pay Mr. Marks the following: any accrued but unpaid base salary for services rendered through the date of termination, any declared by unpaid bonus compensation and any accrued but unpaid expenses required to be reimbursed pursuant to the employment agreement. In the event that Mr. Marks's employment is terminated by THCG Ventures without cause, or by Mr. Marks for "good reason" (as defined therein), THCG Ventures will pay Mr. Marks the following: any accrued but unpaid base salary for services rendered to the date of termination, any declared but unpaid bonus, any accrued but unpaid expenses required to be reimbursed pursuant to the employment agreement and any unvested options will accelerate and become fully exercisable. Except as provided under the employment agreement, under the terms of any incentive compensation, employee benefit or fringe benefit plan applicable to Mr. Marks at the time of the termination of his employment prior to the end of his Term, Mr. Marks will have no right to receive any other compensation, or to participate in any other plan, arrangement or benefit, with respect to any future period after such termination. Mr. Marks has also agreed to a noncompetition provision, which is effective during the term of his employment, and to a nonsolicitation provision (relating to employees and customers) which is effective during the term of the agreement and for a period of one year subsequent to any termination of the agreement or Mr. Marks's employment thereunder.

Consulting Agreements

         Pursuant to the consulting agreement between Windy City and THCG, Windy City, through the provision of the services of Joel S. Kanter, serves as a consultant to THCG for an initial term of twelve months, which term will automatically be extended for one or more additional three-month periods unless Windy City or THCG gives written notice, no less than ninety (90) days prior to the end of the initial term or, as applicable, sixty (60) days prior to the end of any extension of the term, of Windy City's or THCG's election not to renew the agreement. The agreement provides that Windy City's consulting fees will be at an annual rate of $100,000. In addition, THCG is to reimburse Windy City for reasonable business expenses incurred in connection with the performance of its duties and responsibilities under the agreement. If the agreement is terminated prior to the end of its term, including any extensions thereof, Windy City will be entitled to any accrued but unpaid consulting fees to the date of termination and any accrued but unpaid expenses required to be reimbursed pursuant to the agreement. In addition, if Windy City terminates the agreement as the result of a material breach of the agreement by THCG that is not satisfactorily cured, or if the term will terminate as the result of a sale of all or substantially all of the assets of THCG, Windy City is entitled to the continued payment of consulting fees through the end of the term (as the same may have been extended), as if such termination had not occurred, with such payments being in addition to payments described in the previous sentence. Pursuant to the agreement, both Windy City and THCG have agreed to a nonsolicitation provision (relating to employees) which is to be effective during the term of the agreement and for a period of one year subsequent to any termination of the agreement or the consulting engagement thereunder. Messrs. Joel S. Kanter and Joshua Kanter are brothers and are the President and Vice President, respectively, of Windy City. Trusts for the benefit of Mr. Burton W. Kanter's family own indirectly all of the outstanding common stock of Windy City.

         Pursuant to the consulting agreement between Chicago Advisory Group and Inland Financial Corp. ("Inland Financial"), a wholly-owned subsidiary of THCG, Chicago Advisory Group, through the provision of the services of Robert Mauer, is to serve as a consultant to Inland Financial for an initial term of twelve months, which term will automatically be extended for one or more additional three-month periods unless Chicago Advisory Group or Inland Financial gives written notice, no less than ninety (90) days prior to the end of the initial term or, as applicable, sixty (60) days prior to the end of any extension of the term, of Chicago Advisory Group's or Inland Financial's election not to renew the agreement. The agreement provides that Chicago Advisory Group's consulting fees will be at an annual rate of $50,000. In addition, Inland Financial is to reimburse Chicago Advisory Group for reasonable business expenses incurred in connection with the performance of its duties and responsibilities under the agreement. In the event that the agreement is terminated prior to the end of its term, including any extensions thereof, Chicago Advisory Group will be entitled to any accrued but unpaid consulting fees to the date of termination and any accrued but unpaid expenses required to be reimbursed pursuant to the agreement. Further, in addition to those payments, if Chicago Advisory Group terminates the agreement as a result of a material breach of the agreement by Inland Financial that is not satisfactorily cured, Chicago Advisory Group is entitled to the continued payment of consulting fees through the end of the term (as the same may have been extended) as if such termination had not occurred, with such payments being in addition to the payments described in the previous sentence.

Pursuant to the agreement, both Chicago Advisory Group and Robert Mauer have agreed that, during the term of the agreement, neither Chicago Advisory Group nor Mr. Mauer will compete with or be engaged in any business which is engaged in the business of factoring or financing of receivables in the United States or Canada. Further, Chicago Advisory Group and Mr. Mauer have agreed to a nonsolicitation provision (relating to employees and customers) which is effective during the term of the agreement and for a period of one year subsequent to a termination of the agreement or the consulting engagement thereunder.

Report of the Board of Directors on Executive Compensation

         Prior to November 1, 1999, the Compensation Committee of the Board of Directors of THCG approved the compensation arrangements for Messrs. Joel S. Kanter and Robert F. Mauer for fiscal year 1999. The compensation of Messrs. Joseph D. Mark, Adi Raviv and Shai Novik for the period from November 1, 1999 to December 31, 1999 were determined and approved by the then Board of Directors of Walnut in accordance with the Merger Agreement between Walnut, Tower Hill Acquisition and Tower Hill Securities. For fiscal year 2000, the compensation of Messrs. Mark, Novik, Raviv, Larry W. Smith, President of THCG and Evan M. Marks, President of THCG Ventures LLC, will be governed by the terms and conditions of each executive's employment agreement with THCG, see "Employment Agreements" above, provided that any bonuses to be paid with respect to fiscal year 2000 will be determined by the Compensation Committee of the Board of Directors.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth information, as of March 24, 2000, concerning the Common Stock of THCG beneficially owned (i) by each director and nominee for election as a director of THCG, (ii) by the Named Executive Officers and all executive officers and directors as a group, and (iii) by each shareholder known by THCG to be the beneficial owner of more than 5% of the outstanding Common Stock. Unless otherwise indicated in the footnotes to the table, the beneficial owners named have, to the knowledge of THCG, sole voting and dispositive power with respect to the shares beneficially owned, subject to community property laws where applicable.

                                                                                        Number of Shares   Percent of Shares
Name and Address of Beneficial Owner                                                           (a)           Outstanding (a)
------------------------------------                                                           ---           ---------------

Keith W. Abell....................................................................        4,550,000 (1)               36.1 %
     Greenwich Street Capital Partners, Inc.
     388 Greenwich Street, 38th Floor
     New York, NY 10013

Gene E. Burleson..................................................................           23,400 (2)                    *
     320 Argonne Drive
     Atlanta, GA 30305

Burton W. Kanter..................................................................          109,290 (3)                    *
     Neal Gerber & Eisenberg
     2 North LaSalle Street
     Suite 2200
     Chicago, IL 60602

Joel S. Kanter....................................................................           92,415 (4)                    *
     Windy City, Inc.
     800 Towers Crescent Drive
     Suite 1070
     Vienna, VA 22182

Henry Klein.......................................................................           12,500                        *
     TDA Capital Partners, Inc.
     15 Valley Drive
     Greenwich, CT 06831

Joseph D. Mark....................................................................        2,205,854 (5)               17.5 %
     THCG, Inc.
     650 Madison Avenue, 21st Floor
     New York, NY 10022

Evan M. Marks.....................................................................          265,833 (6)                2.1 %
     THCG, Inc.
     650 Madison Avenue, 21st Floor
     New York, NY 10022

                                       20

Shai Novik........................................................................          209,133 (7)                1.6 %
     THCG, Inc.
     650 Madison Avenue, 21st Floor
     New York, NY 10022

Adi Raviv.........................................................................        2,205,853 (8)               17.5 %
     THCG, Inc.
     650 Madison Avenue, 21st Floor
     New York, NY 10022

Larry W. Smith....................................................................          298,335                    2.3 %
     THCG, Inc.
     650 Madison Avenue, 21st Floor
     New York, NY 10022

Stanley B. Stern..................................................................           12,500                        *
     STI Ventures
     110 East 59th Street
     New York, NY 10022

Greenwich Street Capital Partners II, L.P.........................................        4,500,000 (9)               35.7 %
     388 Greenwich Street, 38th Floor
     New York, NY 10013

All executive officers and directors as a group (11 persons)......................        9,985,113 (10)              79.3 %

* Represents less than one percent (1%).

(1) Includes (1) 4,020,200 shares, of which 1,786,756 are issuable upon the exercise of warrants that are exercisable within 60 days, held by Greenwich Street Capital Partners II, L.P. ("GSCP II"), (2) 83,813 shares, of which 37,250 are issuable upon the exercise of warrants that are exercisable within 60 days, held by GSCP Offshore Fund, L.P. ("GSCP Offshore"), (3) 136,179 shares, of which 60,524 are subject to warrants exercisable within 60 days, held by Greenwich Fund, L.P. ("Greenwich Fund"), (4) 239,994 shares, of which 106,664 are issuable upon the exercise of warrants that are exercisable within 60 days, held by Greenwich Street Employees Fund, L.P. ("Employees Fund"), and (5) 19,814 shares, of which 8,806 are issuable upon the exercise of warrants that are exercisable within 60 days, held by TRV Executive Fund, L.P. ("TRV" and together with GSCP II, GSCP Offshore, Greenwich Fund and Employees Fund, the "Greenwich Street Funds"). The general partner of the Greenwich Street Funds is Greenwich Street Investments II, L.L.C. ("GSI"). The managing members of GSI are Alfred C. Eckert III, Keith W. Abell and Sanjay H. Patel. Mr. Abell is a director of THCG. GSCP, Inc. ("GSCP") is the manager of the Greenwich Street Funds. Messrs. Eckert, Abell and Patel are executive employees of GSCP. Mr. Abell disclaims beneficial ownership of the shares owned by the Greenwich Street Funds, except to the extent of his pecuniary interest therein. Also includes 50,000 shares, in the aggregate, held by trusts for the benefit of children of Evan M. Marks, for which trusts Mr. Abell serves as trustee. Mr. Abell disclaims beneficial ownership of the shares held by such trusts.

(2)      Includes   20,000   shares   issuable  upon  the  exercise  of  options
         exercisable within 60 days.

(3) Includes: (i) 1,504 shares owned by BWK, Inc. ("BWK"), (ii) 6,755 shares owned by Carlco, Inc. ("Carlco"), (iii) 94,351 shares owned by Mr. Kanter, not personally but solely as Co-Trustee of each of the general partners of the HAP Trusts Partnership ("HAP") and (iv) 6,680 shares owned by TMT, Inc. ("TMT").

         Mr. Kanter disclaims any and all beneficial interest in any of the above referenced shares of Common Stock owned by BWK, Carlco, HAP or TMT. Mr. Kanter, as President of BWK, Carlco and TMT, has sole voting and investment control of the shares owned by BWK, Carlco and TMT. Mr. Kanter, as co-trustee of each of the general partners of HAP, shares voting and investment control of the shares owned by HAP with his fellow co-trustee.

         Each of BWK, Carlco, HAP and TMT disclaims any and all beneficial ownership of the shares owned by the others.

(4) Includes 90,000 shares issuable upon exercise of options exercisable within 60 days.

(5) Includes 558,423 shares in the aggregate held in various trusts for the benefit of Joseph D. Mark's children, for which trusts his wife is trustee. Mr. Mark disclaims beneficial ownership of the shares held by such trusts. Also includes 344,445 shares issuable upon exercise of options within 60 days.

(6) Includes 50,000 held in trusts established for the benefit of Mr. Marks' children. Mr. Marks disclaims beneficial ownership of these shares held by such trusts. Includes 65,883 shares issuable upon the exercise of options within 60 days.

(7) Represents restricted shares that vest within 60 days. Includes 33,333 shares issuable upon the exercise of options within 60 days.

(8) Includes 465,352 shares held by Mr. Raviv in a grantor retained annuity trust. Also includes 344,445 issuable upon the exercise of options within 60 days.

(9) Consists of shares held by the Greenwich Street Funds. See note (1) above.

(10)     See notes (1) through (9) above.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On November 1, 1999, THCG issued: (1) 2,500,000 shares of Common Stock valued at $2.00 per share, (2) warrants to purchase 1,000,000 shares of Common Stock at $7.25 per share, and (3) warrants to purchase 1,000,000 shares of Common Stock at $5.4375 per share to Greenwich Street Capital Partners II, L.P. and certain of its affiliates ("GSCP") in a private placement transaction, representing approximately 34.40% of the Common Stock issued and outstanding as of November 1, 1999. In connection with this private placement, GSCP was given with the right to appoint one individual to THCG's Board of Directors so long as GSCP holds THCG Common Stock or warrants to purchase THCG Common Stock which equal at least 5%, in the aggregate, of the outstanding shares of THCG Common Stock on a fully diluted basis. Pursuant to GSCP's right to appoint one individual to THCG's Board of Directors, THCG entered into voting agreements with each of Adi Raviv, the Raviv Grantor Annuity Trust, Joseph D. Mark, Shai Novik and the trusts for Mr. Marks' children, pursuant to which each of the named parties to the voting agreements agreed to vote all shares of capital stock owned from time to time by that party in favor of the election of the person appointed by GSCP to the THCG Board of Directors. Keith W. Abell, Co-President of GSCP, became a director of THCG on November 1, 1999. In addition, Alben Asset Management LLC, which is 99% owned by Evan M. Marks, received 100,000 shares of THCG Common Stock as a finders fee in connection with the private placement.

         On November 1, 1999, THCG issued 932,500 shares of Common Stock for $2.00 per share in a private placement which included Henry Klein, Evan M. Marks, Shai Novik, Larry Smith and Stanley B. Stern. Messrs. Klein, Marks and Stern, who became directors of THCG on November 1, 1999, purchased 12,500, 50,000, and 12,500 shares of Common Stock, respectively. Trusts for the benefit of Mr. Marks' children also purchased 50,000 shares in this private placement. Shai Novik, who became the Chief Operating Officer and Treasurer of THCG on November 1, 1999, purchased 25,000 shares of Common Stock and Larry W. Smith, who became the President and a director of THCG on December 29, 1999, purchased 65,000 shares of Common Stock in this private placement.

         THCG leases approximately 4,800 square feet of office space at 650 Madison Avenue, 21st Floor, New York, New York, under an occupancy agreement with Hambro America, Inc. ("Hambro") that expires on August 30, 2000. Rental payments under the occupancy agreement total $28,075.35 per month. Hambro is owned by Joseph D. Mark and Adi Raviv, the Co-Chief Executive Officers of THCG and Shai Novik, the Chief Operating Officer of THCG through their ownership of MRN Capital Group, LLC ("Capital Group").

         In October 1998, Tower Hill Securities, Inc., a wholly-owned subsidiary of THCG, loaned $95,000 to Hambro. This loan is non-interest bearing and is being repaid over 22 months at $4,318 per month, of which there are 7 months remaining. As of December 31, 1999, the balance of the loan was $30,226. In connection with THCG's acquisition of Tower Hill in November 1999, Tower Hill also transferred $90,000 to Hambro.

         Pursuant to an agreement, dated as of April 13, 1998, among Joseph D. Mark, Adi Raviv and Yoav Bitter, on April 30, 1999, Messrs. Mark and Raviv exercised their right to purchase all of Mr. Bitter's 25% interest in Tower Hill. Additional payments are due to Mr. Bitter, in an amount equal to 25% of "all net profits relative to work-in-progress as of" April 30, 1998. Tower Hill, Joseph D. Mark and Adi Raviv have entered into an indemnification agreement, dated as of April 30, 1998, pursuant to which Messrs. Mark and Raviv have agreed to indemnify Tower Hill for any amounts Tower Hill is obligated to pay to Mr. Bitter in respect of Tower Hill's net profits relative to the engagements of Tower Hill that were pending, but not completed, on April 30, 1998. Tower Hill has agreed to indemnify Messrs. Mark and Raviv with respect to any amounts either of them becomes obligated to pay to Mr. Bitter in excess of the amount described in the two prior sentences, and Tower Hill has agreed to assume and pay for the defense of any claim by Mr. Bitter.

         Pursuant to various agreements, Tower Hill sold to Capital Group options to purchase certain warrants held by Tower Hill, which options were exercised on June 15, 1999. In connection therewith, Capital Group entered into an agreement with Tower Hill, dated June 15, 1999, pursuant to which Capital Group agreed to reimburse Tower Hill with respect to income taxes payable by Tower Hill upon the exercise of the warrants acquired by Capital Group pursuant to the options. In addition, Capital Group sold to Tower Hill options to purchase certain warrants held by Capital Group which options were exercised on June 15, 1999.

         On November 1, 1999, pursuant to a stock purchase agreement, dated July 29, 1999, between Tower Hill and Carnegie Partners, Tower Hill purchased certain shares of preferred stock and warrants issued by RTimage, Ltd. from Carnegie Partners for a purchase price of $71,371.14. Adi Raviv owns 50% of Carnegie Partners. On November 1, 1999, pursuant to a stock purchase agreement, dated July 29, 1999, between Tower Hill and HTI Ventures LLC, Tower Hill purchased certain securities from HTI Ventures LLC for a purchase price of $26,256.60. Adi Raviv owns HTI Ventures LLC. On November 1, 1999, Adi Raviv transferred certain securities to Tower Hill for a purchase price of $315,131.58, including $132,237.18 of debt forgiveness.

         In December 1998, Tower Hill loaned each of Joseph D. Mark and Adi Raviv $50,000, which loans were forgiven (in the case of Mr. Mark) or repaid (in the case of Mr. Raviv) on November 1, 1999. In addition, in December 1998, Tower Hill loaned an aggregate of $219,299.16 to Joseph D. Mark, Adi Raviv and Yoav Bitter. These loans were noninterest-bearing and had no specified maturity date. The loan to Mr. Mark, in the amount of $82,237.18, was forgiven on November 1, 1999. The loan to Mr. Raviv, in the amount of $82,237.18, was repaid on November 1, 1999. The loan to Mr. Bitter, in the amount of $54,824.79, remains outstanding.

         Prior to November 1, 1999, THCG retained the firm of Barack Ferrazzano Kirschbaum Perlman & Nagelberg as its general counsel. Joshua S. Kanter, the Secretary of THCG from February 28, 1995 until November 1, 1999 and the General Counsel of THCG from September 14, 1995 until November 1, 1999, is of counsel to such firm and his wife is a partner of such firm. THCG paid approximately $367,232.72 in legal fees and expenses to Barack Ferrazzano Kirschbaum Perlman & Nagelberg during 1999. Joshua S. Kanter is the brother of Joel S. Kanter and the son of Burton W. Kanter, who are directors of THCG.

         In April 1997, The Holding Company, of which Burton W. Kanter is President, made unsecured loans to Walnut Capital Corp., a wholly-owned subsidiary of the Company until November 1, 1999, in the aggregate principal amount of $400,000. Trusts for the benefit of Mr. Burton W. Kanter's family control a majority of the outstanding common stock of The Holding Company. The balance of the loan was repaid on November 1, 1999.

         In connection with the transaction in which THCG acquired Inland Financial Corp. ("Inland Financial"), Inland Financial borrowed $250,000 in October 1998 from the Kanter Family Foundation, an Illinois not-for-profit private charitable foundation established by the Kanter family, and $43,000 from Windy City. These loans were repaid on November 1, 1999. Joel S. Kanter is the President and a director of the Kanter Family Foundation, and Joshua Kanter is the Vice President and a director of the Kanter Family Foundation.

         Until November 1, 1999, Walnut Capital, a subsidiary of THCG, subleased office space in Vienna, Virginia, which space was also utilized by THCG, from Windy City pursuant to an oral sublease. Rental under the lease was $4,855 per month and included secretarial services, office equipment and furniture and parking. THCG and Walnut Capital paid Windy City $56,590 in rent in 1999. The sublease was terminated on November 1, 1999.

         THCG had a term loan with American National Bank and Trust Company of Chicago ("ANB"), which term loan was personally guaranteed by Messrs. Burton W. Kanter and Joel S. Kanter. In consideration for such guarantee, THCG paid Messrs. Kanters, in the aggregate, an amount equal to .25% per annum of the amounts so guaranteed. The loan with ANB was repaid on November 1, 1999.

         In December 1999, THCG Ventures LLC, a wholly-owned subsidiary of THCG, formed THCG Venture Partners I, LLC, a Delaware limited liability company. The members of THCG Venture Partners I, LLC are THCG LLC with a 9.9% interest, the Greenwich Street Funds, with a 75% interest, and THCG Partners LLC, with a 15.1% interest. THCG Ventures LLC is the manager of THCG Partners I LLC. Keith W. Abell is Co-President of the Greenwich Street Funds, which beneficially owns approximately 35% of THCG's outstanding Common Stock of a fully diluted basis. Members of THCG Partners, LLC include Joseph D. Mark, Evan M. Marks, Adi Raviv (through HTI Ventures LLC) and Larry W. Smith, who have committed to make capital contributions for THCG Partners LLC of $200,000, $200,000, $250,000 and $125,000, respectively. The members of THCG Venture Partners LLC are committed to make capital contributions of an aggregate of $20 million in accordance with their percentage interests, of which $11.5 million has been contributed as of March 30, 2000.

         In March, 2000, Shai Novik and THCG executed a promissory note (the "Note") pursuant to which THCG will lend Mr. Novik, the Chief Operating Officer of THCG, the principal sum of $277,349, together with interest at a rate of 8.5% per annum, as of December 31, 1999. The maturity date of the Note is December 31, 2002. In the event Mr. Novik's employment with THCG is terminated without cause (as defined in Mr. Novik's employment agreement) or by Mr. Novik for good reason (as defined as defined in Mr. Novik's employment agreement), prior to December 31, 2002 and prior to the occurrence of an event of default (as defined in the Note), Mr. Novik's obligations to repay any principal or interest due under the Note will be discharged. Mr. Novik has pledged and assigned to THCG a security interest in 40,000 shares of restricted Common Stock of THCG owned by Mr. Novik as collateral for Mr. Novik's obligations under the Note.

                             STOCK PERFORMANCE GRAPH

         The incorporation by reference of this Proxy Statement into any document filed with the SEC by THCG will not be deemed to include the following performance graph unless such graph is specifically stated to be incorporated by reference into such document.

         The following graph provides a comparison of the cumulative total stockholder return among THCG, the Nasdaq Stock Market total return index (the "Nasdaq Stock Market Index") prepared by the Center for Research in Security Prices ("CRSP") and the Nasdaq Financial Stocks total return index prepared by CRSP (the "Nasdaq Financial Stocks Index"). The comparison is for the period from August 22, 1995 (the date THCG's Common Stock first became listed on the Nasdaq National Market) to December 31, 1999 and assumes an investment of $100 on August 22, 1995 and the reinvestment of any dividends. The initial price of THCG's Common Stock shown in the graph below is based upon the price of $3.50 as reported on August 22, 1995 on the Nasdaq National Market. The Nasdaq Stock Market Index comprises all domestic shares traded on the Nasdaq National Market and The Nasdaq SmallCap Market. The Nasdaq Financial Stocks Index comprises all shares traded on the Nasdaq National Market and The Nasdaq SmallCap Market which were issued by companies whose primary business falls within Standard Industrial Classification (SIC) codes 60 through 67. The historical information set forth below is not necessarily indicative of future performance. From October 15, 1997 to November 1, 1999, THCG (d/b/a Walnut Financial Services, Inc.) was a business development company ("BDC") and registered under the Investment Company Act of 1940. Upon the acquisition of Tower Hill Securities, Inc. by THCG, effective November 1, 1999, THCG withdrew its election to be registered as a BDC under the Investment Company Act of 1940.






                              [Graph Inserted Here]







                                                     Cumulative Total Return

                                                    8/22/95    12/95    12/96    12/97     12/98    12/99
                                                    -------    -----    -----    -----     -----    -----
             THCG, Inc.                               100       64       32        44       10       817
             Nasdaq Stock Market Index                100       103      127      155       219      397
             Nasdaq Financial Stocks Index            100       115      147      224       217      204

                                   PROPOSAL 2

                 APPROVAL OF THE THCG 2000 STOCK INCENTIVE PLAN

         THCG is submitting to its shareholders for approval the THCG, Inc. 2000 Stock Incentive Plan (the "THCG 2000 Stock Plan"). The THCG 2000 Stock Plan is designed primarily to provide certain key individuals, on whose initiative and efforts the successful conduct of the business of THCG largely depends, and who are largely responsible for the management, growth and protection of the business of THCG, with incentives and rewards to encourage them to continue their association with THCG, and to maximize their performance and to provide certain "performance-based compensation" to these key individuals.

         THCG's Board of Directors has unanimously approved a resolution adopting the THCG 2000 Stock Plan, subject to stockholder approval. Shareholder approval of the THCG 2000 Stock Plan is required under the Nasdaq National Market corporate governance rules.

DESCRIPTION OF THE THCG 2000 STOCK PLAN

In General

         Nature of Shares to be Issued/Administrative Committee. Shares issued under the THCG 2000 Stock Plan may be authorized but unissued shares of THCG Common Stock or treasury shares of THCG Common Stock, at the discretion of a committee designated to administer the THCG 2000 Stock Plan (the "Committee"). The THCG 2000 Stock Plan provides that the Committee will be the Compensation Committee of the Board of Directors or such other committee of the Board of Directors as the Board of Directors will appoint to administer the THCG 2000 Stock Plan. At all times, the Committee must consist of at least two persons. In addition, the Committee is to consist solely of individuals who are (or grants will be made by a subcommittee of two or more persons, each of whom will be) "non-employee directors" (as defined in Rule 16b-3 promulgated under the Exchange Act), and all members of the Committee must be "outside directors" (as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). If no Committee is appointed, the Board of Directors will administer the THCG 2000 Stock Plan.

         Awards. The THCG 2000 Stock Plan specifically provides for the grant of
(i) non-qualified stock options ("NQOs"), (ii) incentive stock options ("ISOs"),
(iii) limited stock appreciation rights ("LSARs"), (iv) tandem stock appreciation rights ("Tandem SARs"), (v) stand-alone stock appreciation rights ("Stand-Alone SARs"), (vi) shares of restricted stock, (vii) shares of phantom stock, (viii) stock bonuses, (ix) cash bonuses and (x) dividend equivalent rights ("DERs") (collectively, "Incentive Awards"). The THCG 2000 Stock Plan also provides that the Committee may grant other types of stock-based awards in such amounts and subject to such terms and conditions, as the Committee will in its discretion determine.

         Maximum Number of Shares. The maximum number of shares of THCG Common Stock with respect to which "Incentive Awards" may be granted under the THCG 2000 Stock Plan is 4,500,000. The maximum number of shares of THCG Common Stock with respect to which any individual may be granted Incentive Awards during any calendar year is 1,000,000.

         Eligibility.   Key  current  and  former  employees  of  THCG  and  its
affiliates (including prospective employees) and certain current and former consultants or other independent contractors to THCG and its affiliates (including non-employee directors of THCG or its affiliates) will be eligible to receive grants of Incentive Awards. Fourteen individuals have received awards, subject to shareholder approval and certain other conditions. See "Issuance of Options" and "New Plan Benefits" below for more details on the awards to certain of these individuals. On an ongoing basis, the number of individuals in any eligible class is indeterminable.

         Committee's Authority. The Committee will determine which key individuals receive grants of Incentive Awards, the type of Incentive Awards granted and the number of shares subject to each Incentive Award. No Incentive Award may be granted under the THCG 2000 Stock Plan after February 14, 2010. Subject to the terms of the THCG 2000 Stock Plan, the Committee also will determine the prices, expiration dates and other material features of Incentive Awards granted under the THCG 2000 Stock Plan.

         The Committee may, in its absolute discretion, without amendment to the THCG 2000 Stock Plan, (i) accelerate the date on which any option or stock appreciation right granted under the THCG 2000 Stock Plan becomes exercisable or otherwise adjust any of the terms of such option or stock appreciation right,
(ii) accelerate the date on which any Incentive Award vests, (iii) waive any condition imposed under the THCG 2000 Stock Plan with respect to any Incentive Award or (iv) otherwise adjust any of the terms of any Incentive Award.

         The Committee will administer the THCG 2000 Stock Plan and has the authority to interpret and construe any provision of the THCG 2000 Stock Plan and to adopt such rules and regulations for administering the THCG 2000 Stock Plan as it deems necessary or appropriate. All decisions and determinations of the Committee are final and binding on all parties. THCG will indemnify each member of the Committee against any loss, cost, expense or liability arising out of any action, omission or determination relating to the THCG 2000 Stock Plan, unless such action, omission or determination was taken or made in bad faith and without reasonable belief that it was in the best interests of THCG.

         Suspension, Discontinuance, Amendment. The Board of Directors may, at any time, suspend or discontinue the THCG 2000 Stock Plan or revise or amend it in any respect whatsoever; provided, however, that if and to the extent required under Section 422 of the Code (related to the grant of ISOs) (if and to the extent that the Board of Directors deems it appropriate to comply with Section
422) and if and to the extent required to treat some or all of the Incentive Awards as "performance-based compensation" within the meaning of Section 162(m) of the Code (if and to the extent that the Board of Directors deems it appropriate to meet such requirements), no amendment will be effective without the approval of the shareholders of THCG, that (i) increases the number of shares of THCG Common Stock with respect to which Incentive Awards may be issued under the Plan, (ii) modifies the class of individuals eligible to participate in the THCG 2000 Stock Plan or (iii) materially increases the benefits accruing to individuals pursuant to the THCG 2000 Stock Plan. No amendment or modification may, without the consent of a participant, reduce the participant's rights under any previously granted and outstanding Incentive Award except to the extent that the Board of Directors determines that such amendment is necessary or appropriate to prevent such Incentive Awards from constituting "applicable employee remuneration" within the meaning of Section 162(m) of the Code.

Summary of Awards Available Under the THCG 2000 Stock Plan

         Non-Qualified Stock Options. The exercise price of each NQO granted under the THCG 2000 Stock Plan will be such price as the Committee will determine on the date on which such NQO is granted, which price will not be less than that required by law. Each NQO will be exercisable for a term, not to exceed ten years, established by the Committee on the date on which such NQO is granted. The exercise price will be paid in cash or, subject to the approval of the Committee, in shares of THCG Common Stock valued at their fair market value on the date of exercise.

         Except in the event of a "Termination of Employment" for "Cause," "Disability" (as each such term is defined in the THCG 2000 Stock Plan) or death, unless otherwise determined by the Committee and included in the agreement pursuant to which an NQO is granted, in the event a participant's employment terminates: (i) NQOs, to the extent that they were exercisable at the time of such termination, will remain exercisable until the expiration of three months after such termination (or, if earlier, the expiration of their term) and
(ii) NQOs, to the extent that they were not exercisable at the time of such termination, will expire at the close of business on the date of such termination. In the event of a participant's Termination of Employment by reason of Disability or death, (i) NQOs, to the extent that they were exercisable at the time of such termination, will remain exercisable until the expiration of their original term and (ii) NQOs, to the extent that they were not exercisable at the time of such termination, will expire at the close of business on the date of such termination. In the event of the Termination of Employment of a participant for Cause, all NQOs held by such participant terminate immediately as of the date of such termination.

         In the event a participant's employment is terminated by THCG, other than for Cause, on or after the occurrence of a "Change in Control" of THCG (as defined in the THCG 2000 Stock Plan) but prior to the expiration of a six-month period following the Change in Control, all NQOs become immediately exercisable.

         Incentive Stock Options. Very generally, ISOs are options that may provide certain federal income tax benefits to a participant that are not available with NQOs provided that the participant holds the shares acquired upon exercise of an ISO for at least two years after the date the ISO is granted and at least one year after the exercise date. The exercise price-per-share of each ISO granted under the THCG 2000 Stock Plan must be the fair market value of a share of THCG Common Stock on the date on which such ISO is granted. An ISO will be exercisable for a maximum term, not to exceed ten years, established by the Committee on the date on which such ISO is granted. The exercise price in respect of an ISO will be paid in cash or, subject to the approval of the Committee, in shares of THCG Common Stock valued at their fair market value on the date of exercise.

         An ISO granted to any individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of THCG is subject to the following additional limitations: (i) the exercise price-per-share of the ISO must be at least 110% of the fair market value of a share of THCG Common Stock at the time any such ISO is granted and (ii) the ISO cannot be exercisable after the expiration of five years from the grant date.

         The aggregate fair market value of shares of THCG Common Stock with respect to which ISOs are exercisable by a participant for the first time during any calendar year (determined on the grant date) under the THCG 2000 Stock Plan or any other plan of THCG or its subsidiaries may not exceed $100,000.

         In the event of a participant's Termination of Employment, ISOs granted to the participant are exercisable to the same extent as described above with respect to NQOs (although the definition of the term Disability in respect of ISOs may differ). However, in the event of a Termination of Employment by reason of Disability, an option granted as an ISO will be treated for tax purposes as an NQO rather than an ISO to the extent it is exercised more than one year after the Termination of Employment. ISOs are not transferable other than by will or by the laws of descent and distribution.

         In the event of a participant's Termination of Employment by THCG, other than for Cause, on or after the occurrence of a Change in Control of THCG but prior to the expiration of a six-month period following the Change in Control, all ISOs become immediately exercisable.

         Reload Options. In certain circumstances, the Committee may include in any agreement evidencing an option (the "Original Option") a provision that a "reload option" will be granted to any participant who delivers shares of THCG Common Stock in partial or full payment of the exercise price of the Original Option. The reload option will relate to a number of shares of THCG Common Stock equal to the number of shares of THCG Common Stock delivered, and will have an exercise price-per-share equal to the fair market value of a share of THCG Common Stock on the date of the exercise of the Original Option.

         Limited Stock Appreciation Rights. Each NQO and ISO granted under the THCG 2000 Stock Plan may include an LSAR with respect to a number of shares equal to the number of shares subject to the related option. The exercise of an LSAR with respect to a number of shares causes the cancellation of the option with which it is included with respect to an equal number of shares. The exercise of an option with respect to a number of shares causes the cancellation of the LSAR included with it with respect to an equal number of shares.

         In general, LSARs are exercisable only during the sixty-day period immediately following a Change in Control and only to the extent that their related options are exercisable. The exercise of an LSAR included with a NQO with respect to a number of shares entitles the participant to an amount in cash, for each such share, equal to the excess of (i) the greater of (A) the highest price-per-share of THCG Common Stock paid in connection with the Change in Control in connection with which the LSAR became exercisable and (B) the highest fair market value of a share of THCG Common Stock on the date of such Change in Control over (ii) the exercise price of the related NQO. The exercise of an LSAR included with an ISO with respect to a number of shares entitles the participant to an amount in cash, for each such share, equal to the excess of

(i) the fair market value of a share of THCG Common Stock on the date of exercise over (ii) the exercise price of the related ISO.

         Tandem Stock Appreciation Rights. The Committee may grant, in connection with any NQO or ISO, a Tandem SAR with respect to a number of shares of THCG Common Stock less than or equal to the number of shares subject to the related option. The exercise of a Tandem SAR with respect to a number of shares causes the cancellation of its related option with respect to an equal number of shares. The exercise of an option with respect to a number of shares causes the cancellation of its related Tandem SAR to the extent that the number of shares subject to the option after its exercise is less than the number of shares subject to the Tandem SAR.

         A Tandem SAR is exercisable at the same time and to the same extent as its related option. The exercise of a Tandem SAR with respect to a number of shares entitles the participant to an amount in cash, for each such share, equal to the excess of (i) the fair market value of a share of THCG Common Stock on the date of exercise over (ii) the exercise price of the related option.

         Stand-Alone Stock Appreciation Rights. The Committee may grant Stand-Alone SARs, which are stock appreciation rights that are not related to any option, pursuant to the THCG 2000 Stock Plan. The exercise price of each Stand-Alone SAR granted under the THCG 2000 Stock Plan will be such price as the Committee will determine on the date on which such Stand-Alone SAR is granted. A Stand-Alone SAR will be exercisable for a term, not to exceed ten years, established by the Committee on the date on which such Stand-Alone SAR is granted. The exercise of a Stand-Alone SAR with respect to a number of shares entitles the participant to an amount in cash, for each such share, equal to the excess of (i) the fair market value of a share of THCG Common Stock on the date of exercise over (ii) the exercise price of the Stand-Alone SAR.

         Except in the event of a Termination of Employment of a participant for Cause, Disability or death, unless otherwise determined by the Committee and included in the agreement pursuant to which a Stand-Alone SAR is granted, in the event of a participant's Termination of Employment: (i) Stand-Alone SARs, to the extent that they were exercisable at the time of such termination, will remain exercisable until the expiration of three months after such termination (or, if earlier, the expiration of their term) and (ii) Stand-Alone SARs, to the extent that they were not exercisable at the time of such termination, will expire at the close of business on the date of such termination. In the event of a participant's Termination of Employment by reason of Disability or death, (i) Stand-Alone SARs, to the extent that they were exercisable at the time of such termination, will remain exercisable until the expiration of their original term and (ii) Stand-Alone SARs, to the extent that they were not exercisable at the time of such termination, will expire at the close of business on the date of such termination. In the event of the Termination of Employment of a participant for Cause, all Stand-Alone SARs held by such participant terminate immediately as of the date of such termination.

         In the event of a participant's Termination of Employment by THCG, other than for Cause, on or after the occurrence of a Change in Control of THCG but prior to the expiration of a six-month period following the Change in Control, all Stand-Alone SARs become immediately exercisable.

         Restricted Stock. A grant of shares of restricted stock represents the promise of THCG to issue shares of THCG Common Stock on a predetermined date (the "issue date") to a participant, provided the participant is continuously employed by THCG until the issue date. Prior to the vesting of the shares, the shares are not transferable by the participant and are forfeitable. Vesting of the shares occurs on a second predetermined date (the "vesting date") if the participant has been continuously employed by THCG until that date. The Committee may, at the time shares of restricted stock are granted, impose additional conditions, such as, for example, the achievement of specified performance goals, to the vesting of the shares. Vesting of some portion of, or all, shares of restricted stock may occur upon the Termination of Employment of a participant other than for Cause prior to the vesting date. If vesting does not occur, shares of restricted stock are forfeited upon a participant's Termination of Employment for any reason.

         In the event of a participant's Termination of Employment by THCG, other than for Cause, on or after the occurrence of a Change in Control of THCG but prior to the expiration of a six-month period following the Change in Control, all shares of restricted stock that have not been issued (or forfeited) automatically are issued and all shares of restricted stock that have not yet been vested (or forfeited), automatically vest.

         Phantom Stock. A grant of shares of phantom stock represents the right to the economic equivalent of a grant of restricted stock, which is payable in cash. Shares of phantom stock are subject to the same vesting requirements as are shares of restricted stock. In the event of a participant's Termination of Employment by THCG, other than for Cause, on or after the occurrence of a Change in Control of THCG but prior to the expiration of a six-month period following the Change in Control, all shares of Phantom Stock which have not vested, or have not been canceled or forfeited, automatically vest.

         Stock Bonuses. Bonuses payable in THCG Common Stock may be granted by the Committee and may be payable at such times and subject to such conditions as the Committee determines.

         Cash Bonuses. In connection with a grant of shares of restricted stock or in connection with the grant of a stock bonus, the Committee may grant a cash "tax bonus," payable when a participant is required to recognize income for federal income tax purposes with respect to such shares. The tax bonus may not be greater than the fair market value of the shares of restricted stock or stock bonus on the date the income is required to be so recognized.

         Dividend Equivalent Rights. The Committee may, in its discretion, grant with respect to any Incentive Award a DER entitling a participant to receive amounts equal to the ordinary dividends that would have been paid during the time such Incentive Award is outstanding (and, in the case of Options and SARs, unexercised, in the case of an award of Restricted Stock or a Stock Bonus, prior to the issue date for the related shares and, in the case of an award of Phantom Stock, prior to the payment date in respect of such Phantom Stock) on the shares of THCG Common Stock covered by such Incentive Award if such shares were then outstanding. Dividend Equivalent Rights may be payable in cash, in shares of THCG Common Stock or in any other form.

Other Equity-Based Awards

         The Committee may grant other types of stock-based awards in such amounts and subject to such terms and conditions as the Committee will in its discretion determine, subject to the provisions of the THCG 2000 Stock Plan.

Transferability

         In general, no Incentive Award is transferable other than by will or the laws of descent and distribution (except to the extent an agreement with respect to an Incentive Award permits certain transfers to certain of a participant's family members or trusts).

Certain Corporate Changes

         The THCG 2000 Stock Plan provides for an adjustment in the number of shares of THCG Common Stock available to be issued under the THCG 2000 Stock Plan, the number of shares subject to Incentive Awards, and the exercise prices of certain Incentive Awards upon a change in the capitalization of THCG, a stock dividend or split, a merger or combination of shares and certain other similar events. The THCG 2000 Stock Plan also provides for the adjustment or termination of Incentive Awards upon the occurrence of certain corporate events.

Income Tax Withholding

         The THCG 2000 Stock Plan provides that a participant may be required to meet certain income tax withholding requirements by remitting to THCG cash or through the withholding of shares otherwise payable to the participant. In addition, the participant may meet such withholding requirements, subject to certain conditions, by remitting shares of previously acquired THCG Common Stock.

Limitations Imposed by Section 162(m)

         Prior to a Change in Control of THCG, if and to the extent that the Committee determines THCG's federal tax deduction in respect of an Incentive Award may be limited as a result of Section 162(m) of the Code, the Committee may delay the exercise of or payments to, as the case may be, a participant with respect to stock options, Tandem SARs, Stand-Alone SARs or DERs (collectively, the "Delayed Payments") or require a participant to surrender to the Committee any certificates with respect to restricted stock and stock bonuses and agreements with respect to phantom stock in order to cancel such awards (and any related cash bonuses or DERs) and, in exchange for such cancellation, credit to an account on the books and records of THCG a cash amount equal to the fair market value of the shares of THCG Common Stock subject to such awards (collectively, the "Book Accounts"). The Delayed Payments and Book Accounts will be paid to the participant within thirty days after the earlier to occur of (i) the date the compensation paid to the participant no longer is subject to the deduction limitation under Section 162(m) of Code and (ii) a Change in Control of THCG.

Forfeiture of Gain from Awards in Certain Events

         To the extent that a participant breaches any restrictive covenant otherwise applicable to the participant (such as a noncompetition, nonsolicitation or nondisclosure covenant) within one year after the date on which the participant exercises a stock option, LSAR, Tandem SAR or Stand-Alone SAR, or the date on which any Restricted Stock or Phantom Stock vests, or the date on which the participant realizes income with respect to any other Incentive Award, then any gain realized by the participant thereby, will be required to be repaid to THCG.

Application of 1940 Act

         Any provision of the THCG 2000 Stock Plan that would conflict with a provision of the of Investment Company Act of 1940, to the extent applicable to THCG or any affiliate, will have no force or effect.

Issuance of Options

         THCG has granted options to purchase shares of THCG Common Stock (the "Initial Options") to certain individuals pursuant to the THCG 2000 Stock Plan. If the THCG 2000 Stock Plan is approved by shareholders, the following table indicates the amount of such Initial Options to be held by the executive officers, directors, nominees and associates of such officers, directors and nominees of THCG and its subsidiaries:

                                                                      Number of
Name and Position                                                     Shares(1)
-----------------                                                     ---------
Joseph D. Mark
   Co-Chief Executive Officer.......................................       0
Adi Raviv
   Co-Chief Executive Officer.......................................       0
Larry W. Smith
   President........................................................       0
Shai Novik
   Chief Operating Officer and Secretary............................       0
Evan M. Marks
   President, THCG Ventures LLC..................................... 195,000(2)
Joel S. Kanter
   Former Chief Executive Officer and President.....................       0
Robert F. Mauer
   Former Chief Financial Officer and Treasurer.....................       0
Executive Group (3)................................................. 195,000(4)
Non-Executive Director Group (5)....................................       0
Director Nominees................................................... 195,000(6)
Associates of Directors, Executive Officers and Nominees............       0
Other 5% recipients.................................................       0
Non-Executive Officer Employee Group................................ 351,500(7)

(1)      Number of shares acquirable upon the exercise of each option grant.

(2) These options are divided into four classes which become exercisable concurrently but with a separate exercise price for each class, are exercisable pro-rata in twelve equal quarterly installments, commencing on February 1, 2000, and have a term of five years. The exercise prices for the four classes are $12.50, $15.00, $17.50 and $20.00, respectively.

(3)      This group is comprised of the executive officers of THCG.

(4)      See note (2).

(5)      Consists of directors of THCG who are not employees of THCG.

(6)      See note (2).

(7) Of these options, 239,000 have an exercise price equal to $10 per share, of which 37,500 are immediately exercisable, 49,166.66 are exercisable commencing on June 27, 2000 and the remaining 152,333.34 are exercisable in two equal installments commencing on the March 29, 2001 and March 29, 2002, respectively. All of these options expire five years from the date of grant on March 29, 2005.

         Of these options, 12,500 have an exercise price of $15.00 per share, of which 4,166.66 are exercisable commencing on June 27, 2000 and the remaining 8,333.34 are exercisable in two equal installments commencing on March 29, 2001 and March 29, 2002, respectively. All of these options expire five years from the date of grant on March 29, 2005.

         Of these options, 100,000 have an exercise price of $17.00 per share and are exercisable ratably over six months commencing on March 8, 2000. These options expire on March 7, 2005.

New Plan Benefits

         The following individuals received option grants of THCG Common Stock to acquire the number of shares of THCG Common Stock indicated below, subject to the approval and adoption of the THCG 2000 Stock Plan by THCG's shareholders.

                                NEW PLAN BENEFITS
                       The THCG 2000 Stock Incentive Plan
                                                                                                        Number of
Name and Position                                                           Dollar Value (1)             Units (2)
-----------------                                                           ----------------             ---------
Joseph D. Mark
   Co-Chief Executive Officer...........................................                $ 0                   0
Adi Raviv
   Co-Chief Executive Officer...........................................                $ 0                   0
Larry W. Smith
   President............................................................                $ 0                   0
Shai Novik
   Chief Operating Officer and Secretary................................                $ 0                   0
Evan M. Marks
   President, THCG Ventures LLC.........................................        $ 3,168,750             195,000 (3)
Joel S. Kanter
   Former Chief Executive Officer and President.........................                $ 0                   0
Robert F. Mauer
   Former Chief Financial Officer and Treasurer.........................                $ 0                   0
Executive Group (4).....................................................        $ 3,168,750             195,000
Non-Executive Director Group (5)........................................                $ 0                   0
Non-Executive Officer Employee Group(6).................................        $ 4,277,500             351,500

(1) The dollar value of the awards is based on the difference between the exercise price and the fair market value of the THCG Common Stock on the date of the grant.

(2)      Number of shares acquirable with each option grant.

(3) These options are divided into four classes which become exercisable concurrently but with a separate exercise price for each class, are exercisable pro-rata in twelve equal quarterly installments, commencing on February 1, 2000, and have a term of five years. The exercise prices for the four classes are $12.50, $15.00, $17.50 and $20.00, respectively.

(4)      Consists of the executive officers of THCG.

(5)      Consists of directors of THCG who are not employees of THCG.

(6) Of these options, 239,000 have an exercise price equal to $10 per share, of which 37,500 are immediately exercisable, 49,166.66 are exercisable commencing on June 27, 2000 and the remaining 152,333.34 are exercisable in two equal installments commencing on the March 29, 2001 and March 29, 2002, respectively. All of these options expire five years from the date of grant on March 29, 2005.

         Of these options, 12,500 have an exercise price of $15.00 per share, of which 4,166.66 are exercisable commencing on June 27, 2000 and the remaining 8,333.34 are exercisable in two equal installments commencing on March 29, 2001 and March 29, 2002, respectively. All of these options expire five years from the date of grant on March 29, 2005.

         Of these options, 100,000 have an exercise price of $17.00 per share and are exercisable ratably over six months commencing on March 8, 2000. These options expire on March 7, 2005.

Summary of Federal Tax Consequences

         The following is a description of the principal federal income tax consequences of awards under the THCG 2000 Stock Plan based on present federal income tax laws. Federal income tax laws may change from time to time and any legislation that may be enacted in the future by the United States Congress may significantly affect the federal income tax consequences described below. No representation is or can be made regarding whether any such legislation will or may be enacted and/or the impact of any such legislation. The description below does not purport to be a complete description of the tax consequences associated with awards under the THCG 2000 Stock Plan applicable to any particular award recipient. Differences in each individual's financial situation may cause federal, state and local tax consequences of awards to vary. Each recipient of an award should consult his or her personal tax adviser about the detailed provisions of the applicable tax laws and regulations.

         Non-Qualified Stock Options. In general, an optionee will not be deemed to receive any income at the time an NQO is granted, nor will THCG be entitled to a federal tax deduction at that time.

         When an optionee exercises an NQO, the optionee will recognize ordinary compensation income equal to the excess of (a) the fair market value of the THCG Common Stock received as a result of the exercise of the option on the exercise date over (b) the option exercise price, and THCG will be entitled to a tax deduction in that amount. The shares acquired by the optionee upon exercise of the NQO will have a tax basis equal to the fair market value of the shares on the exercise date. Upon any subsequent sale of THCG Stock received on exercise of the NQO, the optionee will recognize a capital gain (or loss) in an amount equal to the difference between the amount realized on the sale and such tax basis. Any such gain (or loss) will be characterized as long-term capital gain (or loss) if the shares have been held for more than one year; otherwise, the gain (or loss) will be characterized as a short-term capital gain (or loss). An optionee's holding period for federal income tax purposes for such shares will commence on the date following the date of exercise. Short-term capital gain is subject to tax at the same rate as is ordinary income. Under current law, the rate at which net long-term capital gain will be taxed will vary depending on the optionee's holding period and the date the optionee disposes of the shares. The Code currently provides that, in general, the net long-term capital gain resulting from the sale of shares held for more than 12 months will be subject to tax at a maximum rate of 20% (10% for individuals in the 15% tax bracket). The Code currently provides that net long-term capital gain resulting from dispositions after December 31, 2005 of shares held for more than 5 years may be subject to a reduced rate.

         If all or any part of the exercise price of an NQO is paid by the optionee with shares of common stock (including, based upon proposed regulations under the Code, shares previously acquired upon exercise of an ISO), no gain or loss will be recognized by the optionee on the shares surrendered in payment. The number of shares received on such exercise of the NQO equal to the number of shares surrendered will have the same tax basis and holding period, for purposes of determining whether subsequent dispositions result in long-term or short-term capital gain or loss and the applicable tax rates, as the basis and holding period of the shares surrendered. The balance of the shares received on such exercise will be treated for federal income tax purposes as described in the preceding paragraphs as though issued upon the exercise of the NQO for an exercise price equal to the consideration, if any, paid by the optionee in cash. The optionee's compensation taxable as ordinary income upon such exercise, and THCG's deduction, will not be affected by whether the exercise price is paid in cash or in shares of THCG Common Stock.

         Incentive Stock Options. In general, an optionee will not be deemed to receive any income at the time an ISO is granted or exercised if the optionee does not dispose of the shares acquired on exercise of the ISO within two years after the grant of the ISO and one year after the exercise of the ISO (discussed more fully in the next paragraph). In such a case, the gain (if any) on a subsequent sale (the excess of the amount received over the exercise price) or loss (if any) on a subsequent sale (the excess of the exercise price over the amount received) will be a long-term capital gain or loss and will be subject to tax based on the holding period of the shares described in the discussion of NQOs above. However, for purposes of computing the "alternative minimum tax" applicable to an optionee, the optionee will include in the optionee's alternative minimum taxable income the amount the optionee would have included in income if the ISO were an NQO. Such amount may be subject to an alternative minimum tax of 26% or 28%. Similarly, for purposes of making alternative minimum tax calculations, the optionee's basis in the stock received on the exercise of an ISO will be determined as if the ISO were an NQO.

         If an optionee sells the shares acquired on exercise of an ISO within two years after the date of grant of the ISO or within one year after the exercise of the ISO, the disposition is a "disqualifying disposition," and the optionee will recognize income in the year of the disqualifying disposition equal to the excess of the amount received for the shares over the exercise price. Of that income, the portion equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price will be treated as compensation to the optionee, taxable as ordinary income, and the balance (if any) will be long- or short- term capital gain depending on whether the shares were sold more than one year after the ISO was exercised. The federal tax rate applicable to any long-term capital gain will depend upon the holding period of the shares as described above. If the optionee sells the shares in a disqualifying disposition at a price that is below the exercise price, the loss will be a short-term capital loss if the optionee has held the shares for one year or less and otherwise will be a long-term capital loss.

         If an optionee uses shares acquired upon the exercise of an ISO to exercise an ISO, and the sale of the shares so surrendered for cash on the date of surrender would be a disqualifying disposition of such shares, the use of such shares to exercise an ISO also would constitute a disqualifying disposition. In such case, proposed regulations under the Code appear to provide that the tax consequences described above with respect to disqualifying dispositions would apply, except that no capital gain would be recognized with respect to such disqualifying disposition. In addition, the basis of the surrendered shares would be allocated to the shares acquired upon exercise of the ISO, and the holding period of the shares so acquired would be determined, in a manner prescribed in proposed regulations under the Code.

         THCG is not entitled to a deduction as a result of the grant or exercise of an ISO. If the optionee has compensation taxable as ordinary income as a result of a disqualifying disposition, THCG will be entitled to a deduction in an amount equal to the compensation income resulting from the disqualifying disposition in the taxable year of THCG in which the disqualifying disposition occurs.

         Stock Appreciation Rights. A recipient of a stock appreciation right will not be deemed to receive any income at the time a stock appreciation right is granted, nor will THCG be entitled to a deduction at that time. However, when a stock appreciation right is exercised, the recipient will be deemed to have received compensation taxable as ordinary income in an amount equal to the amount of cash or fair market value of THCG Common Stock or other property received. THCG will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the recipient.

         Restricted Stock. A grant of restricted shares of THCG Common Stock will not result in income for the recipient or a tax deduction for THCG until such time as the shares are no longer subject to a substantial risk of forfeiture or restrictions on transferability (unless, as described below, the recipient elects otherwise under Section 83(b) of the Code within 30 days of the date of grant). Upon lapse or release of such restrictions, the recipient generally will include in gross income an amount equal to the fair market value of the shares less any amount paid for them, and THCG will be entitled to a tax deduction in the same amount. The recipient's tax basis in the shares will equal the income so recognized plus the amount paid for the shares. Any gain or loss upon a subsequent disposition of the shares will be long-term capital gain or loss if the shares are held for more than one year and otherwise will be short-term capital gain or loss. The federal tax rate applicable to any long-term capital gain will depend upon the holding period of the shares as described above.

         Pursuant to Section 83(b) of the Code, the recipient of a restricted stock award may elect within 30 days of receipt of the award to be taxed at ordinary income tax rates on the fair market value of the THCG Common Stock comprising the award at the time of award. If the election is made, the recipient will acquire a tax basis in the shares equal to the ordinary income recognized by the recipient at the time of award plus any amount paid for the shares and THCG will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the recipient. No income will be recognized upon lapse or release of the restrictions. Any gain or loss upon a subsequent disposition of the shares will be long-term capital gain or loss if the shares are held for more than one year and otherwise will be short-term capital gain or loss. The federal tax rate applicable to any long-term capital gain will depend upon the holding period of the shares. In the event of a forfeiture of the shares with respect to which a recipient previously made a Section 83(b) election, the recipient will not be entitled to a loss deduction.

         Phantom Stock. A participant will not be deemed to receive any income at the time shares of phantom stock are granted, nor will THCG be entitled to a deduction at that time. However, when shares of phantom stock vest, the participant will be deemed to have received compensation taxable as ordinary income in the amount of the cash received. THCG will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant.

         Stock Bonuses. In general, upon the receipt of a stock bonus, a participant will be deemed to have received compensation taxable as ordinary income in an amount equal to the fair market value of the stock at the time it is received. THCG will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant.

         Upon any sale of shares of THCG Common Stock received as a stock bonus, any gain (the excess of the amount received over the fair market value of the shares on the date ordinary income was recognized) or loss (the excess of the fair market value of the shares on the date ordinary income was recognized over the amount received) will be a long-term capital gain or loss if the sale occurs more than one year after such date of recognition and otherwise will be a short-term capital gain or loss.

         Cash Bonuses. Upon the receipt of a cash bonus, a participant will be deemed to have received compensation taxable as ordinary income in the amount of the cash received. THCG will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant.

         Dividend Equivalent Rights. The grant of dividend equivalent rights will not result in income to the recipient or in a tax deduction for THCG. When any amount is paid or distributed to recipient in respect of a dividend equivalent right, the recipient will recognize ordinary income equal to the fair market value of any property distributed and/or the amount of any cash distributed, and THCG will be entitled to a tax deduction in the same amount at such time.

         Deduction Limit under Section 162(m) of the Code. In general, Section 162(m) of the Code (the "Million Dollar Limit") provides that, subject to certain exceptions, remuneration in excess of $1 million that is paid to certain "covered employees" of a publicly held corporation (generally, the corporation's Chief Executive Officer and its four most highly compensated employees other than the Chief Executive Officer) will not be deductible by the corporation. If the THCG 2000 Stock Plan is approved by the THCG shareholders, grants of NQOs, ISOs, Tandem SARs, LSARs and Stand-Alone SARs generally would be eligible for an exception to the Million Dollar Limit applicable to certain qualified "performance-based compensation", provided the applicable exercise price relating to such grants is not less than the fair market value of a share of THCG common stock on the date of grant. However, without meeting certain other requirements, it would not appear that other Incentive Awards would be exempt from the Million Dollar Limit. Thus, if and to the extent such other Incentive Awards constitute taxable income to a covered employee in a year and such covered employee's income subject to the Million Dollar Limit exceeds $1 million, THCG would not be entitled to a deduction for such excess. The THCG 2000 Stock Plan permits the Committee, prior to a Change in Control, to defer payments to covered employees that otherwise might count against the Million Dollar Limit until a year in which such individuals are no longer covered employees as described above regarding limitations imposed by Section 162(m). As a result, THCG's deduction for such amounts could be preserved.

         THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION ON THE PARTICIPANT AND THCG WITH RESPECT TO THE SHARES PURCHASED UNDER THE THCG 2000 STOCK PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES ARISING IN THE CONTEXT OF A PARTICIPANT'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT'S INCOME OR GAIN MAY BE TAXABLE.

Incorporation by Reference

         The foregoing is only a summary of the THCG 2000 Stock Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix A.

Vote Required

         The affirmative vote of the holders of a majority of the votes cast is required to approve the THCG 2000 Stock Plan.

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE THCG, INC. 2000 STOCK INCENTIVE PLAN AND THE RESERVATION OF SHARES FOR ISSUANCE THEREUNDER.

                                   PROPOSAL 3

             APPROVAL OF THE THCG 2000 EMPLOYEE STOCK PURCHASE PLAN

         The Board of Directors has adopted the THCG, Inc. Employee Stock Purchase Plan (the "ESPP"), effective February 15, 2000, and reserved 200,000 shares of THCG Common Stock for issuance under the ESPP, subject to shareholder approval within 12 months of Board approval.

         At the Annual Meeting, THCG shareholders are being asked to approve the ESPP and the Board's reservation of shares of THCG Common Stock under the ESPP for the purpose of qualifying such shares for special tax treatment under
Section 423 of the Code.

Summary of the ESPP

         General. The purpose of the ESPP is to provide eligible employees of THCG and its designated subsidiaries with an opportunity to purchase THCG Common Stock and, therefore, to have an additional incentive to contribute to the prosperity of THCG.

         Administration. The ESPP is administered by the Compensation Committee of the Board (the "Committee"). The Committee has full power to interpret the ESPP, and the decisions of the Committee are final and binding upon all participants. In the event the Committee is no longer responsible for administering the ESPP, the Board of Directors will be responsible for administering the ESPP.

         Eligibility. Any employee of THCG or any THCG subsidiary designated by the Committee is eligible to participate in the ESPP during the Offering Period (as defined below) beginning on a given Enrollment Date (as defined below), subject to administrative rules established by the Committee. However, no employee is eligible to participate in the ESPP to the extent that, immediately after the grant, the employee would have owned 5% of either the voting power or the value of THCG's Common Stock, and no employee's rights to purchase THCG's Common Stock pursuant to the ESPP may accrue at a rate that exceeds $25,000 per calendar year. Eligible employees become participants in the ESPP by filing with THCG a subscription agreement authorizing payroll deductions on a date set by the Committee, if any, prior to the applicable Enrollment Date. As of March 31, 2000, approximately 29 THCG employees, including 5 executive officers, were eligible to participate in the ESPP.

         Participation in the Offering. The ESPP is implemented by offering periods lasting for no more than two years (an "Offering Period"). The commencement date and duration of first Offering Period, and each subsequent Offering Period thereafter will be determined by the Committee in advance of the last day of the immediately preceding Offering Period. The Enrollment Date is the first trading day of the Offering Period or, for new participants, the first trading day of the Offering Period after the employee becomes eligible. Offering Periods may commence at quarterly or semi-annual intervals over the term of the ESPP. An eligible employee may participate in only one Offering Period at a time. To participate in the ESPP, each eligible employee must authorize payroll deductions pursuant to the ESPP. Such payroll deductions may not exceed, for an Offering Period, 10% of a participant's compensation and are also subject to the limitations discussed above. A participant may increase or decrease his or her rate of contribution through payroll deductions at any time. Each participant who has elected to participate is automatically granted an option to purchase shares of common stock on his or her Enrollment Date. The option expires at the end of the Offering Period and is exercised on the last day of each Offering Period (the "Exercise Date") to the extent of the payroll deductions accumulated during such Offering Period, except that the option expires upon termination of employment if that occurs prior to the Exercise Date. The number of shares of THCG Common Stock that may be purchased by an employee in any Offering Period, subject to the limitations discussed above, may not exceed 2,500 shares during an Offering Period.

         Purchase Price, Shares Purchased. Shares of THCG Common Stock may be purchased under the ESPP at a price not less than 85% of the fair market value of the Common Stock on (i) the Enrollment Date, or (ii) the last trading day of the Offering Period, whichever is less. On April 5, 2000, the closing price per share of the common stock was $12.25. The number of whole shares of THCG Common Stock a participant purchases in each Offering Period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that Offering Period by the purchase price.

         Termination of Employment. Termination of a participant's employment for any reason, including death, immediately cancels his or her option and participation in the ESPP. In such event, the payroll deductions credited to the participant's account will be returned without interest to him or her or, in the case of death, to the person or persons entitled to those deductions.

         Adjustments Upon Changes in Capitalization, Merger or Sale of Assets. In the event that THCG Common Stock is changed by reason of any stock split, stock dividend, combination, recapitalization or other similar change in THCG's capital structure effected without the receipt of consideration, appropriate proportional adjustments may be made in the number of shares of stock subject to the ESPP, the number of shares of stock to be purchased pursuant to an option and the price per share of common stock covered by an option. Any such adjustment will be made by the Committee, whose determination will be conclusive and binding. In the event of a proposed sale of all or substantially all of the assets of THCG or the merger or consolidation of THCG with another company, each option will be assumed by, or an equivalent option substituted by the successor company or its affiliates. In the absence of such option assumption or substitution, the purchase date will be accelerated, and the option will be exercised automatically on the accelerated Exercise Date.

         Amendment and Termination of the ESPP. The Board may terminate or amend the ESPP at any time, except that it may not increase the number of shares subject to the ESPP other than as described in the ESPP. The ESPP will continue until February 15, 2010 unless otherwise terminated earlier by the Board.

         Withdrawal. Generally, a participant may withdraw from the ESPP during an Offering Period by giving written notice to THCG. The Committee may establish rules limiting the frequency with which participants may withdraw and re-enroll in the ESPP and may establish a waiting period for participants wishing to re-enroll.

         New Plan Benefits. Because benefits under the ESPP will depend upon employees' elections to participate and the fair market value of THCG Common Stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the ESPP is approved by the shareholders. Non-employee directors are not eligible to participate in the ESPP.

Federal Income Tax Consequences

         If THCG shareholders approve this proposal, the ESPP, and the right of participants to make purchases thereunder, should qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon a sale or other disposition of the shares, the participant will generally be subject to tax, and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable Enrollment Date and more than one year from the date of transfer of the shares to the participant, then the participant generally will recognize ordinary income equal to the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the Enrollment Date. Any additional gain should be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally equal to the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. THCG is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period described above. In all other cases, no deduction is allowed to THCG.

         THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION ON THE PARTICIPANT AND THCG WITH RESPECT TO THE SHARES PURCHASED UNDER THE ESPP. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES ARISING IN THE CONTEXT OF A PARTICIPANT'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT'S INCOME OR GAIN MAY BE TAXABLE.

Incorporation by Reference

         The foregoing is only a summary of the ESPP and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix B.


Vote Required

         The affirmative vote of the holders of a majority of the votes cast is required to approve the THCG 2000 Employee Stock Purchase Plan.

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE THCG, INC. 2000 EMPLOYEE STOCK PURCHASE PLAN AND THE RESERVATION OF SHARES FOR ISSUANCE THEREUNDER.

                                   PROPOSAL 4

        APPROVAL OF THE THCG 2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

         THCG is submitting to its shareholders for approval the THCG, Inc. 2000 Non-Employee Director Stock Option Plan (the "THCG 2000 Director Plan"). The THCG 2000 Director Plan is designed primarily to increase the ownership interest in THCG of non-employee directors whose services are considered essential to THCG's continued progress, to align such interests with those of the shareholders of THCG and to provide a further incentive to service as a director of THCG.

         THCG's  Board  of  Directors  has  unanimously  approved  a  resolution adopting the THCG 2000 Director Plan, subject to stockholder approval. Shareholder approval of the THCG 2000 Director Plan is required under the NASDAQ National market corporate governance rules.

SUMMARY OF THE THCG 2000 DIRECTOR PLAN

In General

         Nature of Shares to be Issued/Administration. Shares issued under the THCG 2000 Director Plan may be authorized but unissued shares of THCG Common Stock or treasury shares of THCG Common Stock at the discretion of the Board. The THCG 2000 Director Plan provides that the Board will administer the THCG 2000 Director Plan.

         Awards. The THCG 2000 Director Plan specifically provides for the grant of non-qualified stock options only (the "Options").

         Maximum Number of Shares. The maximum number of shares of THCG Common Stock with respect to which awards may be granted under the THCG 2000 Director Plan is 500,000 shares. The maximum number of shares of THCG Common Stock with respect to which any individual may be granted Options during any calendar year is 10,000, plus 2,500 for each committee on which a director serves, as more fully described below.

         Eligibility. All non-employee directors of the Company will be eligible to receive grants of Options. A "non-employee director" is a director of the Company who is neither an employee of the Company nor of any subsidiary of the Company.

         Board's Authority. The Board of Directors will administer the THCG 2000 Director Plan and has the authority to interpret and construe any provision of the THCG 2000 Director Plan and to adopt such rules and regulations for administering the THCG 2000 Director Plan as it deems necessary or appropriate.

         Suspension, Discontinuance, Amendment. The Board of Directors may, at any time suspend or discontinue the THCG 2000 Director Plan or revise or amend it in any respect whatsoever; provided, however, that no action will adversely change the terms and conditions of an outstanding Option without the option holder's consent and (i) the number of shares of THCG Common Stock subject to an Option, (ii) the purchase price therefor, (iii) the date of grant of any Option and (iv) the termination provisions relating to such Option will not be amended more than once every six months, other than to comply with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended, or any successor law, or the rules and regulations thereunder.

Summary of Option Terms

         Exercise Price. The exercise price per share of THCG Common Stock under each Option granted pursuant to the THCG 2000 Director Plan will be 100% of the fair market value per such share of THCG Common Stock on the date of grant of the Option. The exercise price will be paid in cash.

         Options Granted. Each person who is a non-employee director of THCG immediately after the Annual Meeting of shareholders of THCG will be granted an Option to purchase 10,000 shares of THCG Common Stock. Each person who is a non-employee director of THCG immediately after the Annual Meeting of shareholders of THCG who serves on a committee of the Board of Directors will be granted an additional Option to purchase 2,500 shares of THCG Common Stock for each committee on which a director serves. Persons elected to the Board of Directors between annual meetings are awarded a pro rata portion of the 10,000 annual Option award for the first year of service.

         Exercisability of Options. An Option may be exercised in full at any time after the date of grant of the Option and prior to the expiration of ten years from the date of grant, unless there is a termination as described below.

         Termination of Employment. Except in the event of a termination for disability, death or retirement, upon termination of service as a director, (i) the Options, to the extent that they were exercisable at the time of such termination, will remain exercisable until the expiration of three months after such termination (or, if earlier, the expiration of their term) and (ii) the Options, to the extent that they were not exercisable at the time of such termination, will expire at the close of business on the date of such termination. In the event of termination of service as a director by reason of their death, the Options will be immediately vested and exercisable by the option holder's legal representative until the expiration of one year after such date of death (or, if earlier, the expiration of their term). In the event of termination of service as a director by reason of disability or retirement, the Options will remain exercisable in accordance with their terms. If the option holder dies following termination of service as a director by reason of disability or retirement, (i) the Options, to the extent that they were exercisable on the date of death will remain exercisable until the expiration of one year after such date of death (or, if earlier, the expiration of their term) and (ii) the Options, to the extent that they were not exercisable on the date of death, will expire at the close of business on the date of such termination.

Transferability

         In general, no Option is transferable other than by will or the laws of descent and distribution (except to the extent an agreement with respect to Options permits certain transfers to certain of an option holder's family members or trusts).

Certain Corporate Changes

         The THCG 2000 Director Plan provides for an adjustment in the number of shares of THCG Common Stock available to be issued under the THCG 2000 Director Plan, the number of shares subject to Options, and the exercise prices of Options upon a change in the capitalization of THCG, a stock dividend or split, a merger or combination of shares and certain other similar events. The THCG
2000 Director Plan also provides for the adjustment of Options upon the occurrence of certain corporate events.

Income Tax Withholding

         The THCG 2000 Director Plan provides that an option holder may be required to meet certain income tax withholding requirements by remitting cash to THCG.

Summary of Federal Tax Consequences

         The following is a description of the principal federal income tax consequences of awards under the Director Plan based on present federal tax laws. Federal tax laws may change from time to time, and any legislation that may be enacted in the future may significantly affect the federal income tax consequences described below. No representation is or can be made regarding whether any such legislation will or may be enacted and/or the impact of any such legislation. The description below does not purport to be a complete description of the tax consequences associated with awards under the Director Plan applicable to any particular award recipient. Differences in each individual's financial situation may cause federal, state and local tax consequences of awards to vary. Each recipient of an award should consult his or her personal tax advisor about the detailed provisions of the applicable tax laws and regulations.

         In general, an option holder will not be deemed to have received any income at the time an option is granted, nor will THCG be entitled to a federal tax deduction at that time.

         When an option holder exercises an option, the option holder will recognize ordinary compensation income equal to the excess of (a) the fair market value of the THCG Common Stock received as a result of the exercise of the option on the exercise date over (b) the option exercise price, and THCG will be entitled to a tax deduction in that amount. The shares acquired by the option holder upon exercise of the option will have a tax basis equal to the fair market value of the shares on the exercise date. Upon any subsequent sale of THCG Common Stock received on exercise of the option, the option holder will recognize a capital gain (or loss) in an amount equal to the difference between the amount realized on the sale and such tax basis. Any such gain (or loss) will be characterized as long-term capital gain (or loss) if the shares have been held for more than one year; otherwise, the gain (or loss) will be characterized as short-term gain (or loss). An option holder's holding period for federal income tax purposes for such shares will commence on the date following the date of exercise. Short-term capital gain is subject to tax at the same rate as ordinary income. Under current law, the rate at which net long-term capital gain will be taxed will vary depending on the option holder's holding period and the date the option holder disposes of the shares. The Code currently provides that, in general, the net long-term capital gain resulting from the sale of shares held for more than 12 months will be subject to tax at a maximum rate of 20% (10% for individuals in the 15% tax bracket). In addition, the Code currently provides that net long-term capital gain resulting from dispositions after December 31, 2000 of shares held for more than five years may be subject to a reduced rate.

Incorporation by Reference

         The foregoing is only a summary of the THCG 2000 Director Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix C.

Vote Required

         The affirmative vote of the holders of a majority of the votes cast is required to approve the THCG 2000 Director Plan.

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE THCG, INC. 2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN AND THE RESERVATION OF SHARES FOR ISSUANCE THEREUNDER.

                                   PROPOSAL 5

                   APPROVAL OF AGREEMENT AND PLAN OF MERGER TO
                            REINCORPORATE IN DELAWARE

Introduction

         For the reasons set forth below, the Board of Directors believes that the best interests of THCG Utah and its shareholders will be served by changing THCG's state of incorporation from Utah to Delaware (the "Reincorporation"). The Board of Directors has adopted an Agreement and Plan of Merger, dated April 6, 2000, between THCG and THCG, Inc., a Delaware corporation and wholly-owned subsidiary of THCG (the "Merger Agreement"), a copy of which is attached hereto as Appendix D. Pursuant to the Merger Agreement, THCG Utah will be merged with and into THCG Delaware (the "Merger"). Upon the effectiveness of the Merger, THCG Delaware will continue to operate THCG Utah's business and THCG Utah will cease to exist. Pursuant to the Merger, each outstanding share of THCG Utah's Common Stock will automatically be converted into one share of THCG Delaware common stock, $.01 par value, upon the effective date of the merger.

         As used in this Proposal 5, the terms "THCG Utah" and "THCG" mean THCG, Inc., the Utah corporation, and "THCG Delaware" means the Delaware corporation and wholly-owned subsidiary of THCG Utah into which THCG Utah will be merged pursuant to the Merger Agreement.

         Under Utah law, the affirmative vote of a majority of the outstanding shares of THCG Utah's Common Stock is required for approval of the Reincorporation. Approval of the Reincorporation proposal will constitute approval of the Merger Agreement. A copy of the Merger Agreement may be obtained from the Secretary of THCG, at the address set forth on the first page of this Proxy Statement or by telephone request to Maria Iannitti at (212) 223-0440. The Merger Agreement has been approved by the Board of Directors of THCG Utah and the Board of Directors of THCG Delaware. If approved by the shareholders, it is anticipated that the merger will become effective as soon as practicable following the Annual Meeting. However, pursuant to the Merger Agreement, the merger may be abandoned or the Merger Agreement may be amended by the Board of Directors of the THCG Utah and THCG Delaware either before or after shareholder approval has been obtained but, after any such approval, no amendment will be made which requires the approval of such stockholders under applicable law without such approval.

         Shareholders  of THCG  Utah  have the  right  under  the  Utah  Revised
Business Corporation Act (the "URBCA") to dissent from the Reincorporation merger and to receive the fair value of their shares as determined under the URBCA. See "Dissenters' Rights" below.

Principal Reasons for the Proposed Reincorporation

         THCG was originally incorporated in Utah under the name "Walnut Financial Services, Inc." ("Walnut"). Pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of August 5, 1999, among Walnut, Tower Hill Acquisition Corp,. a New York corporation, and wholly-owned subsidiary of Walnut ("Tower Hill Acquisition") and Tower Hill Securities, Inc. a New York corporation ("Tower Hill"), Tower Hill Acquisition was merged with and into Tower Hill, Tower Hill became a wholly-owned subsidiary of Walnut and Walnut changed its name to THCG.

         As THCG plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and general predictability of Delaware corporate law provide a reasonably reliable foundation on which THCG's governance decisions can be based and THCG believes that shareholders will benefit from the greater predictability of Delaware corporate laws. The following are some of the more notable advantages to being incorporated under Delaware law.

         Prominence, Predictability and Flexibility of Delaware Law. Delaware has for many years followed a policy of encouraging incorporation in that state and has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by THCG. The Delaware courts have developed considerable expertise in dealing with corporate law issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

         Increased Ability to Attract and Retain Qualified Directors. Both Utah and Delaware law permit a corporation to include a provision in its charter document which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors has greatly expanded the risks facing directors of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is THCG's desire to reduce these risks to its directors and to limit situations in which monetary damages can be recovered against directors so that THCG may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. THCG believes that, in general, Delaware law provides greater protection to directors than Utah law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Utah law.

         Well Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors under the business judgment rule. THCG believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

         No Change in the Board Members, Business, Management, Employee Plans or Location of Principal Facilities of THCG. The Reincorporation proposal will effect a change only in the legal domicile of THCG and certain other changes of a legal nature. Those changes that are of greater legal significance are described in this Proxy Statement. The proposed Reincorporation will not result in any change in the business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of THCG. The directors who are elected at the Annual Meeting will become the directors of THCG Delaware. All obligations of THCG Utah (including, without limitation, all stock option plans currently in effect and options granted thereunder) will be assumed and be the obligations of THCG Delaware. Other employee benefit arrangements of THCG Utah will also be continued by THCG Delaware upon the terms and subject to the conditions currently in effect. After the merger, the shares of Common Stock of THCG Delaware will continue to be traded, without interruption, in the same principal market as the shares of Common Stock of THCG Utah are traded under prior to the merger.

         Prior to the Effective Date of the merger, THCG Utah will obtain any requisite consents to such merger from parties with whom it may have contractual arrangements. As a result, THCG Utah's rights and obligations under such contractual arrangements will continue and be assumed by THCG Delaware.

         Antitakeover Implications. Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of the corporate charter or bylaws or otherwise, that are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation proposal is not being proposed in order to prevent a change in control, nor is it in response to any present attempt known to the Board of Directors to acquire control of THCG or to obtain representation on the Board of Directors.

         Certain effects of the Reincorporation proposal may be considered to have antitakeover implications. Section 203 of the Delaware General Corporation Law restricts certain "business combinations" with "interested shareholders" for three (3) years following the date that a person becomes an interested shareholder, unless prior to such time, the Board of Directors approves the business combination. THCG Delaware does not intend to opt out of the provisions of such Section 203. See "Significant Differences Between the Corporation laws of Utah and Delaware - Acquisition of Significant Shares of Stock ."

         The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to THCG and its shareholders because: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all shareholders the opportunity to receive the same economic benefits; and (iv) certain of THCG's contractual arrangements may provide that they may not be assigned pursuant to, or may be terminated as a result of, a transaction which results in a "Change of Control" of THCG without the prior written consent of the contracting party.

         By contrast, in a transaction in which an acquiror must negotiate with an independent Board of Directors, the Board can and should take account of the underlying and long-term values of THCG's business, technology and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in THCG's business not yet reflected in the stock price and equality of treatment of all shareholders.

         Despite the belief of the Board of Directors as to the benefits to shareholders of the Reincorporation proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interest or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation proposal, shareholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that such provisions enable the Board of Directors to resist a takeover or a change in control of THCG, they could make it more difficult to change the existing Board of Directors and management.

The Reincorporation

         After Effective Time of the Merger, THCG Delaware will be the surviving corporation. The terms and conditions of the Reincorporation are as set forth in the Merger Agreement to this Proxy Statement and the summary of the terms and conditions of the Merger Agreement is qualified by reference to the full text of the Merger Agreement.

         Upon consummation of the Reincorporation, THCG Delaware will continue to exist in its present form under the name "THCG, Inc," and THCG Utah will cease to exist. The Reincorporation will change the legal domicile of THCG, but will not result in a change in the principal offices, business, management, capitalization, assets or liabilities of THCG. By operation of law, THCG Delaware will succeed to all the assets and assume all the liabilities of THCG Utah.

         At the Effective Time, the Board of Directors and officers of THCG Utah immediately preceding the Effective Time will become the directors and officers of the THCG Delaware, to serve until the earlier of their death, resignation or removal and until their respective successors are duly elected and qualified.

         After the Reincorporation, the rights of the stockholders of THCG and the corporate affairs of THCG will be governed by the Delaware General Corporation Law and by the certificate of incorporation and bylaws of THCG Delaware. Certain material differences are discussed below under "The Charter and Bylaws of THCG Utah and THCG Delaware." A copy of the certificate of incorporation of THCG Delaware is included as Appendix E to this Proxy Statement. The articles of incorporation and bylaws of THCG Utah and the bylaws of THCG Delaware are available for inspection by shareholders at the principal offices of THCG located at: 650 Madison Avenue, New York, NY 10022, (212) 223-0440.

         Upon the effectiveness of the Reincorporation, each outstanding share of common stock of THCG Utah, par value $.01 per share, will be automatically converted into one (1) fully paid and nonassesable share of common stock of THCG Delaware, par value $.01 per share. In addition, each share of THCG Utah preferred stock, par value, $.01 per share, if any, will be automatically converted into one (1) fully paid and nonassessable share of identical preferred stock of THCG Delaware, par value $.01 per share. Each share of THCG Utah common stock and THCG Delaware common stock held in treasury by THCG Utah and THCG Delaware, respectively, immediately prior to the Effective Time will be cancelled and retired and cease to exist, without any conversion thereof.

         Following the effectiveness of the Reincorporation, THCG Utah's (a) Walnut Capital Corporation 1987 Stock Option Plan, (b) Amended and Restated 1994 Walnut Financial Services, Inc. Stock Incentive Plan, (c) 1999 Walnut Financial Services, Inc. Stock Incentive Plan, (d) 2000 Stock Incentive Plan, (e) 2000 Non-Employee Director Stock Option Plan, (f) 2000 Employee Stock Purchase Plan and any other option plan adopted by the Board of Directors of THCG UTAH and in effect on the Effective Date of the Merger (collectively, the "THCG Utah Plans"), as well as each option to purchase common stock of THCG Utah (each a "THCG Utah Option"), whether or not granted pursuant to the THCG Utah Plans, will be assumed by THCG Delaware and will be converted into and constitute an option to purchase, for the same exercise price per share and on the same terms and conditions as are contained in such THCG Utah Option on the Effective Date, one fully paid and non-assessable share of common stock of THCG Delaware. As soon as practicable following the Effective Time, THCG Delaware will cause to be delivered to each holder of an outstanding THCG Utah Option an appropriate notice setting forth such holder's rights pursuant thereto and that such THCG Utah Option will continue in effect on the same terms and conditions.

The Charters and Bylaws of THCG Utah and THCG Delaware

         If the Reincorporation is consummated, holders of Common Stock of THCG Utah (and holders of options, warrants or other securities exchangeable for or convertible in shares of Common Stock) will become holders of THCG Delaware Common Stock, which will result in the their rights are stockholders being governed by the Delaware General Corporation Law and to the THCG Delaware certificate of incorporation and bylaws. The THCG Delaware certificate of incorporation and bylaws will effectively replace the articles of incorporation and bylaws of THCG Utah, resulting in only minor changes to the rights of shareholders.

         The changes that will take effect to the Delaware certificate of incorporation are as follows: (i) the number of authorized shares of common stock will be increased by 50,000,000, raising the total number of shares of authorized common stock to 110,000,000, and (ii) the certificate of incorporation will explicitly state that special meetings of the stockholders may be called only by a Co-Chief Executive Officer of THCG or the Board of Directors pursuant to a resolution approved by the affirmative vote of a majority of directors then in office. The most significant changes that will effect the bylaws are as follows: (i) no proxy may be voted or acted upon for three years from its date (as opposed to eleven months under the Bylaws of THCG
Utah) and (ii) certain provisions governing the date on which a record date is established for purposes of determining the stockholders entitled to vote a any meeting of the stockholders.

         The increase in the authorized number of shares of common stock would provide THCG Delaware with additional authorized and unissued shares which could be used for any proper corporate purpose, including, for example, financing programs, acquisitions, payment of stock dividends, stock splits and issuance under stock option plans or purchase plans, including plans that may be adopted by the shareholders at this Annual Meeting or in the future, or a future public or private sale of equity to provide additional capital for THCG Delaware. The Board of Directors believes that it will be in the best interests of THCG to increase the authorized number of shares of common stock that are available for issuance when such issuance is desirable. In the event a specific opportunity arises which would require the issuance of additional shares in excess of the presently authorized amount, the possible delay and expense of a special meeting of the shareholders might deprive THCG of the ability to quickly take advantage of an existing favorable market condition. Approval of the Merger Agreement at the Annual Meeting also approves of the increase in the number of authorized shares of common stock.

         If the Reincorporation is approved by the shareholders, the increased number of authorized shares of Common Stock will be available for issue from time to time for such purposes and consideration as the Board of Directors may approve and no further vote of the stockholders of THCG Delaware will be required, except as required under the Delaware General Corporation Law or the rules of any national securities exchange or quotation system, such as the Nasdaq National Market, on which the shares of the Company are at the time listed or quoted.

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

Significant Differences Between the Corporate Laws of Utah and Delaware

         The corporation laws of Utah and Delaware differ in many respects. Although all the differences are not set forth in this Proxy Statement, certain provisions, which could materially affect the right of shareholders, are discussed below.

         Removal of Directors. Under Utah law, any director may be removed, with or without cause, unless the articles of incorporation provide that a director may only be removed for cause, with the approval of a majority of the shares voting at a duly convened shareholders meeting. Under Delaware law, a director of a corporation with a classified Board of Directors may be removed only for cause, unless the certificate of incorporation otherwise provides. The Certificate of Incorporation of THCG Delaware provides for a classified Board of Directors. Consequently, a director of THCG Delaware may be removed from office only for cause, unless the certificate of incorporation provides otherwise. The certificate of incorporation of THCG Delaware does not provide otherwise.

         Quorum of Directors. Under Delaware law, unless a greater or lesser number is required for a quorum by the certificate of incorporation or bylaws (but in no event less than one-third of the votes of the entire Board or committee), a majority of the directors then in office will constitute a quorum.

         Under Utah law, a quorum of the Board of Directors consists of a majority of the fixed number of directors if the corporation has a fixed board size, or if the corporation's bylaws provide for a range for the size of the board, a majority of the number of directors prescribed, or if no number is prescribed, the number in office. However, the articles of incorporation or the bylaws may establish a higher or lower number of directors to constitute a quorum, but in no event may the number be less than one-third of the number of directors.

         Stockholders Consent Without a Meeting. Under Delaware law, unless otherwise provided in the certificate of incorporation, any action requiring the vote of stockholders may be taken without a meeting, without prior notice and without a vote, by the written consent of stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The certificate of incorporation of THCG provides that the stockholders of THCG may not take action by written consent.

         Under Utah law, unless otherwise provided in the articles of incorporation, action requiring the vote of shareholders may be taken without a meeting and without prior notice by one or more written consents of the shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted (if shareholder action is by less than unanimous written consent, notice will be provided to the shareholders who did not consent at least ten (10) days before the consummation of the transaction, action or event authorized by the shareholders). However, any written consent for the election of directors must be unanimous and the shareholders of any corporation in existence prior to July 1, 1992, which includes THCG, are required to adopt a resolution permitting action by less than unanimous written consent; otherwise, the shareholders are only permitted to act by unanimous written consent. THCG's Utah shareholders have not adopted such a resolution.

         Limitation on Liability of Directors; Indemnification of Officers and Directors. Delaware law permits a corporation to adopt provisions in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, with the following exceptions: (a) a breach of the director's duty of loyalty; (b) payment of an unlawful stock dividend or making an unlawful stock repurchase or redemption; (c) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; or
(d) in any transaction in which the director derived an improper personal benefit.

         Under Utah law, a corporation may, if so provided in its articles of incorporation, its bylaws or in a shareholder resolution, eliminate or limit the liability of a director to the corporation or its shareholders for monetary damages for any action taken or any failure to take action as a director, except liability for: (a) improper financial benefits received by a director; (b) intentional infliction of harm on the corporation or its stockholders; (c) payment of a distribution (a direct or indirect transfer of money or other property, including a dividend, to or incurrence of indebtedness for the benefit of its shareholders in respect of any of its shares), to shareholders after which the corporation is insolvent; and (d) an intentional violation of criminal law.

         The Delaware and Utah laws contain basically similar provisions governing indemnification of officers and directors.

         Acquisition of Significant Shares of Stock. THCG Delaware will become subject to Section 203 of Delaware law which regulates certain business combinations, including tender offers. Section 203 may have the effect of significantly delaying certain stockholders' ability to acquire a significant equity interest in THCG if such acquisition is not approved by THCG's Board of Directors. In general, Section 203 prevents an "Interested Stockholder" (defined generally as a person who beneficially owns 15% or more of a corporation's outstanding voting stock) of a Delaware corporation from engaging in a "Business Combination" (defined to include mergers and a variety of other transactions such as transfers of assets, loans and transactions that would increase the Interested Stockholder's proportionate share of stock) with a Delaware corporation for three years following the date such person became an Interested Stockholder unless, among other things, before such person became an Interested Stockholder the Board of Directors of the corporation approved the Business Combination or the transaction which resulted in the stockholder becoming an Interested Stockholder. Under Section 203, the restrictions described above do not apply to certain Business Combinations proposed by an Interested Stockholder following the announcement or notification of one of certain extraordinary transactions (as defined therein) involving the corporation and a person who had not been an Interested Stockholder during the previous three years or who became an Interested Stockholder with the approval of a majority of the corporation's directors. In addition, the restrictions under Section 203 do not apply if the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by Section 203. THCG Delaware's certificate of incorporation does not contain such a provision.

         The Utah Control Share Acquisitions Act provides, among other things, that, when any person obtains shares (or the power to direct the voting shares) of "an issuing public corporation" such that the person's voting power equals or exceeds any of three levels (20%, 33 1/3% or a majority), the ability to vote (or to direct the voting of) the "control shares" is conditioned on approval by a majority of the corporation's shares (voting in voting groups, if applicable), excluding "interested shares" (which include the shares acquired in the "control share acquisition"). Shareholder approval may occur at the next annual meeting of the shareholders, or, if the acquiring person requests and agrees to pay the associated costs of the corporation, at a special meeting of the shareholders (to be held within fifty (50) days of the corporation's receipt of the request by the acquiring person). If authorized by the articles of incorporation or the bylaws, the corporation may redeem "control shares" acquired in the "control share acquisition" at their fair market value if the acquiring person fails to file an "acquiring person statement" or if the shareholders do not grant full voting rights to the control shares. If the shareholders grant full voting rights to the control shares, and if the acquiring person obtained a majority or more of the voting power, all shareholders are entitled to dissenters' rights under Utah law. An acquisition of shares does not constitute a control share acquisition if (a) the corporation's articles of incorporation or bylaws provide that the Control Share Acquisition Act does not apply, (b) the acquisition is consummated pursuant to a merger in accordance with Utah law, or (c) under certain other specified circumstances.

         Voting  Rights with Respect to  Extraordinary  Corporate  Transactions.
Under Delaware law, approval of mergers and consolidations requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that, unless required by the certificate of incorporation, no vote of stockholders of the corporation surviving a merger is necessary if: (a) the merger does not amend in any respect the certificate of incorporation of the corporation; (b) each outstanding share immediately prior to the effective date of the merger is to be an identical share of the surviving corporation after the merger; and (c) either no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger plus that initially issuable on conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger.

         Under Utah law, a merger, share exchange or sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation (other than in the ordinary course of the corporation's business) requires the approval of a majority (unless Utah law, the articles of incorporation, the bylaws or a resolution of the Board of Directors requires a greater number) of the outstanding shares of the corporation (voting in separate voting groups, if applicable). No vote of the shareholders of the surviving corporation in a merger is required if: (a) the articles of incorporation of the surviving corporation will not be changed; (b) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights, immediately after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% of the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (d) the number of participating shares (shares that entitle their holder to participate without limitation in distributions) outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of participating shares of the surviving corporation outstanding immediately before the merger.

         Payment of Dividends and Repurchase of Shares of Stock. Under Delaware law, a corporation may pay dividends only out of surplus (generally, the stockholders' equity of the corporation less the par value of the capital stock outstanding) or, if there exists no surplus, out of the net profits of the corporation for the fiscal year in which the dividend is declared and/or the preceding fiscal year. If the capital of the corporation has diminished to an amount less than the aggregate amount of capital represented by issued and outstanding stock having a liquidation preference, the corporation may not declare and pay out of its net profits any dividends to the holders of its common stock until the deficiency has been repaired. In general, Delaware law provides that shares of a corporation's capital stock may only be repurchased or redeemed by the corporation out of surplus. To determine the surplus, assets and liabilities are valued at their current fair market value. Assuming that such assets have a fair market value greater than their book value and that liabilities have not increased in value to a greater extent, such revaluation will increase the surplus of the corporation and thereby permit the corporation to pay an increased dividend and/or to repurchase a greater number of shares.

         Under Utah law, a corporation is prohibited from making a distribution (including a repurchase of its shares) to its shareholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

         It is the present policy of THCG Utah's Board of Directors to retain any earnings for use in THCG Utah's business and it is anticipated that THCG Delaware will do the same.

         Transactions with Officers and Directors. Under Delaware law, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable, if approved by the stockholders or the directors under substantially the same circumstances as in Utah. Approval by the stockholders, however, requires only a simple majority. Board approval must be by a majority of the disinterested directors, but interested directors may be counted for purposes of establishing a quorum.

         Under Utah law, a "director's conflicting interest transaction" (a transaction that is financially significant to the director or a person related to the director or a transaction brought or which in the normal course would be brought to the board of directors in which an entity or person related to the director is either a party or is so closely linked or for which or whom the transaction is so financially significant that the interest would reasonably be expected to exert an influence on the director's judgment) may not be enjoined, set aside, or give rise to an award of damages or other sanctions solely because the directors "conflicting interest" if the (a) the transaction received the affirmative vote of a majority of the directors who did not have a "conflicting interest" after disclosure to them of the existence of the conflicting interest and all other relevant facts; (b) approval of the transaction by a majority of the votes entitled to be cast by the holders of qualified shares present in person or by proxy after notice to the shareholders describing the "conflicting interest transaction" and disclosure to them of all other relevant facts; or (c) the transaction is established to be fair to the corporation.

         Derivative Suits. Under Delaware law, the plaintiff must have been a stockholder of the corporation at the time of the transaction of which he complains or his stock thereafter must have devolved under him by operation of law.

         Under Utah law, a person may not commence a derivative action unless the person was a shareholder of the corporation at the time when the transaction complained of occurred (unless the person became a shareholder through transfer by operation of law from a person who was a shareholder at the time). The complaint must be verified and allege with particularity (i) the demand made on the board of directors and that either the demand was refused or ignored by the board of directors, or (ii) if no demand was made on the board of directors, why the person did not make the demand. On the termination of the proceeding, if the court finds that the proceeding was commenced without reasonable cause, the court may require the plaintiff to pay the defendant's reasonable expenses, including counsel fees.

         Stockholder Appraisal Rights. Stockholder appraisal rights are statutory rights of dissenting stockholders to demand that, upon consummation of certain reorganizations or other designated corporate action, the corporation purchase their shares at an appraised fair value. Delaware law provides rights of appraisal to stockholders in the event of a merger or consolidation, except
(a) a merger by a corporation, the shares of which are either listed on a national securities exchange or are widely held (by more than 2,000 stockholders of record) if such stockholders receive shares of the surviving corporation and
(b) a merger, if the corporation in which the dissenter is a stockholder survives the merger and no vote of such corporation's stockholders is required to approve the merger. Under Delaware law, no vote of the stockholders of a corporation surviving a merger is required if the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to such issuance and if certain other conditions are met. Delaware law provides that any corporation may stipulate in its certificate of incorporation that appraisal rights will be available for shares of its stock as a result of an amendment to its certificate of incorporation, any merger in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. THCG Delaware's certificate of incorporation does not provide for appraisal rights in any of those transactions.

         Utah law grants shareholder appraisal rights with certain exceptions that are similar to the exceptions under Delaware law. However, Delaware law contains exceptions that are not found in Utah law.

         Special Meetings of Stockholders. Under Delaware law, stockholders generally do not have the right to call meetings of stockholders unless such right is granted in the certificate of incorporation or bylaws. THCG Delaware's certificate of incorporation does not grant stockholders the right to call special meetings. However, if a corporation fails to hold its annual meeting within a period of 30 days after the date designated therefor, or if no date has been designated for a period of 13 months after its last annual meeting, the Delaware Court of Chancery may order a meeting to be held upon the application of a stockholder.

         Under Utah law,  special meetings of the shareholders may be called by:
(a) the board of directors (b) the person or persons authorized by the bylaws to call a special meeting, or (c) the holders of shares representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting. The corporation will give notice of the date, time and place of the meeting no fewer than ten (10) and no more than sixty (60) days before the meeting. Notice of a special meeting must include a description of the purposes for which the special meeting is called. THCG Utah's current bylaws do not limit the ability of shareholders to call special meetings.

         Inspection of Books and Records. Under Delaware law, any stockholder of record, upon written demand under oath stating the purpose thereof, has the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders and its other books and records to make copies or extract therefrom.

         Under Utah law, upon providing the corporation with a written demand at least five business days before the date the shareholder wishes to make an inspection, a shareholder and his agent and attorneys are entitled to inspect and copy, during regular business hours, (a) the articles of incorporation, bylaws, minutes of shareholders meetings and records of actions taken by the shareholders without a meeting for the previous three years, all written communications to shareholders within the previous three years, a list of the names and business addresses of the officers and directors, the most recent annual report delivered to the State of Utah, and all financial statements for periods ending during the previous three years and (b) if the shareholder is acting in good faith and for a proper purpose, excerpts from (i) the minutes of any meeting or records of any action taken by the board of directors or by a committee of the board of directors acting in place of the board of directors, (ii) minutes or records of any meeting of or action taken by the shareholders, (iii) waivers of notice of any meeting of the shareholder, board of directors, or committee of the board of directors, (iv) accounting records of the corporation, and (v) shareholder lists.

         Amendments to Charter. Under Delaware law, amendments to the certificate of incorporation require the approval of the Board and the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon, except that if the certificate of incorporation requires the vote of a greater number of the holders of any class of stock than is required by Delaware law with respect to any matter, the provision of the certificate of incorporation may not be amended, altered or repealed except by such greater vote. The certificate of incorporation of THCG Delaware does not require a greater vote for amendment.

         Under Utah law, the board of directors may propose amendments to the articles of incorporation for submission to the shareholders, however, there are certain amendments the board of directors may make without shareholder approval. For an amendment to be adopted, (1) the board of directors must recommend the amendment to the shareholders (unless the board determines that because of a conflict of interest or other special circumstances it should not make a recommendation and communicates the basis for its determination to the shareholders), and (2) unless the articles of incorporation, the bylaws (if authorized by the articles of incorporation) or a resolution of the board of directors require a greater number, the amendment must be approved by (a) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would create dissenters' rights, (b) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would materially and adversely affect the voting group's rights in shares (including preferential rights, rights in redemption, preemptive rights, voting rights or rights in certain reverse splits), and (c) a majority of the votes cast by each and every other voting group (voting separately from any other voting group, as applicable, with shares constituting a quorum present for each voting group).

Summary  of  Certain   Federal   Income  Tax   Consequences   of  the   Proposed
Reincorporation

         The following is a discussion of certain federal income tax considerations that may be relevant to holders of THCG Utah's Common Stock who receive THCG Delaware Common Stock in exchange for their Common Stock as a result of the proposed Reincorporation. The discussion does not address all of the tax consequences of the proposed Reincorporation that may be relevant to particular shareholders, such as dealers in securities, or those shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire THCG Delaware Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein.

         IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

         Subject to the limitations, qualifications and exceptions described herein, and assuming the proposed Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code, the following tax consequences generally should result:

         (a) No gain or loss should be recognized by holders of THCG Utah Common Stock upon receipt of THCG Delaware Common Stock pursuant to the proposed Reincorporation;

         (b) The aggregate tax basis of the THCG Delaware Common Stock received by each shareholder in the proposed Reincorporation should be equal to the aggregate tax basis of THCG Utah Common Stock surrendered in exchange therefor; and

         (c) The holding period of the THCG Delaware Common Stock received by each shareholder of THCG Utah should include the period for which such shareholder held THCG Utah Common Stock surrendered in exchange therefor, provided that such THCG Utah Common Stock was held by the shareholder as a capital asset at the time of proposed Reincorporation.

         (d) THCG Utah should not recognize gain or loss for federal income tax purposes as a result of the proposed Reincorporation, and THCG Delaware should succeed, without adjustment, to the federal income tax attributes of THCG Utah. However, as a result of the Reincorporation, THCG Delaware will be subject to Delaware franchise tax, which is based on the total asset value of a corporation.

         THCG Utah has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the proposed Reincorporation under the Code.

         A successful IRS challenge to the reorganization status of the proposed Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of THCG Common Stock exchanged in the proposed Reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the proposed Reincorporation, of the THCG Delaware Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of THCG Delaware Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held THCG Common Stock.

         THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION ON THE SHAREHOLDERS AND THCG WITH RESPECT TO THE REINCORPORATION. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE SHAREHOLDER'S INCOME OR GAIN MAY BE TAXABLE.

Dissenters' Rights

         Sections 1301-1331 of Part 13 ("Part 13") of URBCA provide appraisal rights (sometimes referred to as "dissenters' rights") to shareholders of Utah corporations in certain situations. Holders of record of THCG Common Stock who comply with applicable statutory procedures summarized herein may be entitled to dissenters' rights under Part 13 in connection with the Reincorporation proposal, because the Reincorporation must be effected through a merger and none of the exceptions to appraisal rights set forth in the URBCA are applicable. If holders of a material number of shares exercise dissenters' rights, the board anticipates that it will likely abandon the Reincorporation.

         A person having a beneficial interest in shares of THCG Utah Common Stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect dissenters' rights.

         The following discussion is not a complete statement of the law pertaining to dissenters' rights under the URBCA and is qualified in its entirety by the full text of Part 13, which is reprinted in its entirety as Appendix F to this Proxy Statement. All references in Part 13 and in this summary to a "shareholder" or "holder" are to the record holder of the shares of THCG Utah Common Stock as to which dissenters' rights may be asserted.

         Under Part 13, where a proposed merger is to be submitted for approval at a meeting of shareholders, the corporation must notify each of its shareholders as of the record date for such meeting of the availability of dissenters' rights with respect to his or her shares of THCG Utah Common Stock, and must include in such notice a copy of Part 13 and the materials, if any, that under Part 13 are required to be given to the shareholders entitled to vote on the proposed merger at the meeting.

         This Proxy Statement constitutes such notice to the holders of Dissenting Shares (as defined below) and the applicable statutory provisions of the URBCA are attached to this Proxy Statement. Any shareholder who wishes to assert such dissenters' rights or who wishes to preserve his or her right to do so should review the following discussion and Appendix F carefully, because failure to timely and properly comply with the procedures specified will result in the loss of dissenter's rights under the URBCA.

         If the Reincorporation is approved by the required vote of THCG Utah's shareholders and is not abandoned or terminated, each holder of shares of THCG Utah Common Stock who does not vote in favor of the Reincorporation and who follow the procedures set forth in Part 13 will be entitled to have his or her shares of THCG Utah Common Stock purchased by THCG Utah or THCG Delaware for cash at their Fair Value (as defined below). The "Fair Value" of shares of THCG Utah Common Stock will be determined as of the day before consummation of the merger by which the Reincorporation will be consummated, excluding any appreciation or depreciation in anticipation of the proposed Reincorporation. The shares of THCG Utah Common Stock with respect to which holders have perfected their purchase demand in accordance with Part 13 and have not effectively withdrawn or lost such rights are referred to in this Proxy Statement as the "Dissenting Shares."

         Under Part 13, a holder of Dissenting Shares wishing to exercise dissenters' rights must deliver to THCG, prior to the vote on the proposed Reincorporation at the Annual Meeting, a properly executed written notice of intent to demand payment for shares if the proposed Reincorporation is effectuated. The dissenting shareholder may not vote in favor of the Reincorporation. A holder of Dissenting Shares wishing to exercise such holder's dissenters' rights must be the record holder of such Dissenting Shares on the date the proposed corporate action creating dissenters' rights under Part 13 is approved by the shareholders. Accordingly, a holder of Dissenting Shares who is the record holder of Dissenting Shares on the date the written demand for appraisal is made, but who thereafter transfers such Dissenting Shares prior to the vote on the proposed Reincorporation, will lose any right to appraisal in respect of such Dissenting Shares.

         Only a holder of record of Dissenting Shares is entitled to assert dissenters' rights for the Dissenting Shares registered in that holder's name. A demand for payment should be executed by or on behalf of the holder of record, fully and correctly, as such holder's name appears on such holder's stock certificates. If the Dissenting Shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the Dissenting Shares are owned of record by more than one person as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one or more joint owners, may execute a demand for payment on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is agent for such owner or owners. A record holder such as a broker who holds Dissenting Shares as nominee for several beneficial owners may exercise dissenters' rights with respect to the Dissenting Shares held for one or more beneficial owners while not exercising such rights with respect to the
Dissenting Shares held for other beneficial owners only if the record shareholder dissents with respect to all shares beneficially owned by any one person; in such case, THCG must receive written notice which states the dissent and the name and address of such person on whose behalf dissenters' rights are being asserted. If a shareholder holds Dissenting Shares through a broker who in turn holds the shares through a central securities depositary nominee, a demand for appraisal of shares must be made by or on behalf of the depositary nominee and must identify the depositary nominee as record holder. Shareholders who hold their Dissenting Shares in brokerage accounts or other nominee forms and who wish to assert dissenters' rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee. All written demands for payment should be sent or delivered to THCG, Inc., 650 Madison Avenue, 21st Floor, New York, NY 10022, Attention: Shai Novik.

         Under Part 13, a shareholder who wishes to assert dissenters' rights must cause THCG Utah to receive written notice of his or her intent to demand payment for shares if the proposed Reincorporation is approved prior to the vote taken to approve the proposal at the Annual Meeting. In the case of a beneficial owner of Dissenting Shares held through a broker or nominee (or other record holder), as discussed above, such holder's notice to THCG Utah must certify that both such beneficial owner and the record holder(s) of all shares of THCG Utah Common Stock owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all of such shares. Within ten days after approval of the Reincorporation, THCG Utah (or THCG Delaware, as applicable) must mail a notice of such approval (the "Approval Notice") to all shareholders who are entitled to demand payment for their shares under Part 13. Such notice will include, among other things, (i) the address at which THCG will receive payment demands and an address at which certificates for shares so certified may be deposited, (ii) with respect to holders of uncertified shares, the extent to which the transfer of shares will be restricted after payment demand is received, (iii) a form for demanding payment, which includes a request for the dissenter's address to which payment is to be made, (v) the date by which THCG must receive a payment demand, and (vi) a copy of Part 13.

         A dissenter  who has not accepted an offer in full  satisfaction  under
Part 13 may notify THCG in writing of his or her own estimate of the Fair Value of his or her shares. Such notice must be received by THCG within thirty days after THCG has made its payment or offer. If THCG refuses to pay such demand, it has sixty days after it receives notice to commence a proceeding in the district court of Salt Lake County, Utah. The holders of the Dissenting Shares will be named as parties to the suit and will be served with a copy of the petition. The court will then make a determination of Fair Value to which the dissenter will be entitled, plus interest.

         The district court will determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court and will assess the costs against THCG unless the court finds that all or some of the dissenters acted arbitrarily, vexatiously, or not in good faith. The court may also make other allocations of attorney's fees among the parties in accordance with various equitable criteria set forth in Section 16-10a-1331 of Part 13.

         Failure to follow the steps required by Part 13 as described above for perfecting dissenters' rights may result in the loss of such rights. If, after the Effective Time, a holder of Dissenting Shares has failed to perfect or has effectively withdrawn or lost his or her right to payment, such holder's shares will be deemed to have been converted into and to have become exchangeable, at the Effective Time, for a corresponding number of shares of THCG Delaware Common Stock.

Vote Required

         The affirmative vote of the holders of a majority of all outstanding shares of THCG Common Stock is required to approve the Merger Agreement and the proposed Reincorporation.

         THE BOARD OF DIRECTORS OF THCG UTAH UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE MERGER AGREEMENT AND THE PROPOSED REINCORPORATION IN DELAWARE.

                                   PROPOSAL 6

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         On April 6, 2000, THCG dismissed Richard A. Eisner & Company, LLP ("Eisner & Company") as its independent auditors. The Audit Committee of the Board of Directors has recommended and the Executive Committee of the Board of Directors has approved the selection of Arthur Andersen LLP as independent auditors to audit the financial statements of THCG for the fiscal year ending December 31, 2000, subject to ratification by the shareholders at the Annual Meeting. Arthur Andersen LLP replaces Eisner & Company, who served as independent auditors of THCG for the fiscal year ending December 31, 1999.

         Eisner & Company's reports on THCG's financial statements for the last fiscal year did not contain an adverse opinion or disclaimer of opinion, nor were any such reports qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Eisner & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreement, if not resolved to the satisfaction of such auditors, would have caused such auditors to make reference to the subject matter of the disagreement(s) in connection with their report thereon during THCG's most recent fiscal year.

         If the shareholders reject the appointment, the Board will reconsider its selection. If the shareholders ratify the appointment, the Board, in its sole discretion, may still direct the appointment of new independent auditors at any time during the year if the Board believes it would be in the best interests of THCG.

         THCG does not anticipate that representatives of Eisner & Company or Arthur Andersen LLP will be present at the Annual Meeting.

Vote Required

         The affirmative vote of the holders of a majority of the votes cast is required to approve the ratification of the Board's appointment of Arthur Andersen LLP as THCG's independent auditors for the year ending December 31, 2000.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THCG'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2000.

                            PROPOSALS BY SHAREHOLDERS

         Any  shareholder  proposal  which is intended to be presented at THCG's
2001 Annual Meeting of Shareholders must be received at THCG's principal executive offices, 650 Madison Avenue, New York, New York 10022, Attention:
Secretary, no later than December 15, 2000, if such proposal is to be considered for inclusion in THCG's proxy statement and form of proxy relating to such meeting, which meeting THCG expects will be held in or about May, 2001. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission. Shareholders of THCG who intend to bring business before the meeting must also comply with the applicable procedures set forth in THCG's By-laws, a copy of which will be furnished upon written request to the Company at the aforementioned address.

                        1999 ANNUAL REPORT AND FORM 10-K

         A copy of the 1999 Annual Report to Shareholders accompanies this Proxy Statement. The Annual Report includes a copy of THCG's Annual Report on Form 10-K for the year ended December 31, 1999, as filed with the Securities and Exchange Commission, which contains detailed information concerning THCG and its operations.

                                 OTHER BUSINESS

         The Annual Meeting is being held for the purposes set forth in the Notice accompanying this Proxy Statement. The Board is not presently aware of business to be transacted at the Annual Meeting other than as set forth in the Notice.

                                             By Order of the Board of Directors,

                                             ----------------------------------
                                             Shai Novik
                                             Secretary

New York, New York
April __, 2000

                                                                     APPENDIX A

                               THE 2000 THCG, INC.
                              STOCK INCENTIVE PLAN
                         (as adopted February 15, 2000)


1.       Purpose of the Plan

           This 2000 THCG, Inc. Stock Incentive Plan is intended to promote the interests of the Company and its stockholders by providing certain key individuals, on whose judgment, initiative and efforts the successful conduct of the business of the Company largely depends, and who are largely responsible for the management, growth and protection of the business of the Company, with appropriate incentives and rewards to encourage them to continue their Employment with the Company and to maximize their performance and to provide certain "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code.

2.       Definitions

           As used in the Plan, the following definitions apply to the terms indicated below:

           (a) "Affiliate" shall mean any entity (whether or not incorporated) controlling, controlled by or under common control with the Company.

           (b) "Board of Directors" shall mean the Board of Directors of the Company.

           (c) "Cash Bonus" shall mean an award of a bonus payable in cash pursuant to Section 13 hereof.

           (d) "Cause" shall mean, when used in connection with a Participant's Termination of Employment:

                (i) to the extent that there is an employment, severance or other agreement governing the relationship between the Participant and the Company, which agreement contains a definition of "Cause," cause will consist of those acts or omissions that would constitute "cause" under such agreement; and otherwise

                (ii) the Participant's Termination of Employment by the Company or an Affiliate on account of any one or more of the following:

                     (A) any failure by the Participant substantially to perform the Participant's Employment duties;

                     (B) any   excessive   unauthorized   absenteeism   by   the
                Participant;

                     (C) any  refusal  by the  Participant  to obey  the  lawful orders of the Board of Directors or any other person or committee to whom the Participant reports;

                     (D) any act or omission by the  Participant  that is or may be injurious to the Company, monetarily or otherwise;

                     (E) any act by the Participant  that is  inconsistent  with the best interests of the Company;

                     (F) the  Participant's  material  violation  of any of the
                Company's  policies,   including,   without  limitation,   those
                policies relating to discrimination or sexual harassment;

                     (G) the  Participant's  unauthorized  (a) removal  from the premises of the Company or Affiliate of any document (in any medium or form) relating to the Company or an Affiliate or the customers or clients of the Company or an Affiliate or (b) disclosure to any person or entity of any of the Company's confidential or proprietary information;

                     (H) the  Participant's  commission  of any  felony,  or any other crime involving moral turpitude; and

                     (I) the  Participant's  commission  of  any  act  involving dishonesty or fraud.

           To the extent the definition of Cause herein is determined pursuant to Section 2(d)(ii) hereof, then solely for the purposes of Sections 6(h), 9(e), 10(g) and 11(e) of this Plan the definition of Cause shall be determined only by reference to subsections (C), (F), (G), (H) and (I) of such Section 2(d)(ii).

           Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with a Participant or at law or in equity. Any determination of whether a Participant's Employment is (or is deemed to have been) terminated for Cause shall be made by the Committee in its discretion, which determination shall be final and binding on all parties. If, subsequent to a Participant's voluntary Termination of Employment or involuntary Termination of Employment without Cause, it is discovered that the Participant's Employment could have been terminated for Cause, such Participant's Employment shall be deemed to have been terminated for Cause. A Participant's Termination of Employment for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made.

           (e) "Change in Control" shall mean the occurrence of any of the following:

                (i) a change in control of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Exchange Act shall have occurred, unless such change in control results in control by the Participant, his designee(s) or "affiliate(s)" (as defined in Rule 12b-2 under the Exchange Act) or any combination thereof;

                (ii) any  "person"  (as such term is used in Sections  13(d) and
           14(d)(2) of the Exchange Act), other than the Participant, his designee(s) or "affiliate(s)" (as defined in Rule 12b-2 under the Exchange Act), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities;

                (iii) during any period of two (2) consecutive years during this Agreement, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the period;

                (iv) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

                (v) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of, or the Company sells or disposes of, all or substantially all of the Company's assets.

           (f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

           (g) "Committee" shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan; provided, however, that the Committee shall at all times consist of two or more persons. The Committee shall consist solely of individuals who are (or grants shall be made by a subcommittee of two or more persons, each of whom shall be) a "non-employee director" within the meaning of Rule 16b-3. Each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code.

           (h) "Company" shall mean THCG, Inc., a Utah corporation, or any successor thereto.

           (i) "Company Stock" shall mean the common stock , par value $0.01 per share, of the Company.

           (j) "Disability" shall mean, except in connection with an Incentive Stock Option, any physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan maintained by the Company or, if there is no such plan, a physical or mental condition that prevents the Participant from performing the essential functions of the Participant's position (with or without reasonable accommodation) for a period of six consecutive months or, in connection with an Incentive Stock Option, a disability described in Section 422(c)(6) of the Code. The existence of a Disability shall be determined by the Committee in its absolute discretion.

           (k) "Dividend Equivalent Right" shall mean an Incentive Award granted pursuant to Section 14 hereof of a right to receive an amount equivalent to the ordinary cash dividends paid in respect to some or all of the shares of Company Stock underlying an Incentive Award.

           (l) "Employment" shall mean, in the case of a Participant who is not an employee of the Company, the Participant's association with the Company or an Affiliate as a consultant.

           (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

           (n) "Fair Market Value" shall mean, with respect to a share of Company Stock on an applicable date:

                (i) If Company Stock is traded on a national securities exchange, (A) the average of the high and low reported sales price regular way per share of Company Stock on the principal national securities exchange on which Company Stock is traded or (B) if no reported sales take place on the applicable date, the average of the highest bid and lowest asked price of Company Stock on such exchange or (C) if no such quotation is made on such date, on the next preceding day (not more than 10 business days prior to the applicable date) on which there were reported sales or such quotations.

                (ii) If Company Stock is not traded on a national securities exchange but quotations are available for Company Stock on the over-the-counter market, (A) the mean between the highest bid and lowest asked quotation on the over-the-counter market as reported by the National Quotations Bureau, or any similar organization, on the applicable date or (B) if no such quotation is made on such date on the next preceding day (not more than 10 business days prior to the applicable date) on which there were such quotations.

                (iii) If Company Stock is neither traded on a national securities exchange nor are quotations therefor available on the over-the-counter market or if there are no sales or quotations in the 10 business days immediately prior to the applicable date, as determined in good faith by the Committee in a manner consistently applied.

           (o) "Incentive Award" shall mean an Option, LSAR, Tandem SAR, Stand-Alone SAR, Dividend Equivalent Right, share of Restricted Stock, share of Phantom Stock, Stock Bonus, Cash Bonus or other equity-based award granted pursuant to the terms of the Plan.

           (p) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the agreement by which it is evidenced.

           (q) "Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 10(d) hereof.

           (r) "LSAR" shall mean a limited stock appreciation right that is granted pursuant to the provisions of Section 7 hereof and that relates to an Option. Each LSAR shall be exercisable only upon the occurrence of a Change in Control and only in the alternative to the exercise of its related Option.

           (s) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

           (t) "Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 6 hereof. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

           (u) "Participant" shall mean any person who is eligible to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon his death, such person's successors, heirs, executors and administrators, as the case may be.

           (v) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

           (w) "Phantom Stock" shall mean the right to receive in cash the Fair Market Value of a share of Company Stock, which right is granted pursuant to
Section 11 hereof and subject to the terms and conditions contained therein.

           (x) "Plan" shall mean this 2000 THCG, Inc. Stock Incentive Plan, as it may be amended from time to time.

           (y) "Reload Option" shall mean an Option granted to a Participant in accordance with Section 6(b) hereof upon the exercise of an Option.

           (z) "Restricted Stock" shall mean a share of Company Stock that is granted pursuant to the terms of Section 10 hereof and that is subject to the restrictions set forth in Section 10(c) hereof for so long as such restrictions continue to apply to such share.

           (aa)   "SAR" shall mean a Tandem SAR, Stand-Alone SAR or LSAR.

           (bb) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

           (cc) "Stand-Alone SAR" shall mean a stock appreciation right granted pursuant to Section 9 hereof that is not related to any Option.

           (dd) "Stock Bonus" shall mean a grant of a bonus payable in shares of Company Stock pursuant to Section 12 hereof.

           (ee) "Tandem SAR" shall mean a stock appreciation right granted pursuant to Section 8 hereof that is related to an Option. Each Tandem SAR shall be exercisable only to the extent its related Option is exercisable and only in the alternative to the exercise of its related Option.

           (ff) "Termination of Employment" shall mean a Participant's Employment by the Company and any Affiliates, or by a corporation assuming Incentive Awards in a transaction to which section 424(a) of the Code applies, coming to an end. The Committee may determine, in its absolute discretion, (i) whether any leave of absence or absence in military or government service constitutes a Termination of Employment for purposes of the Plan, subject to applicable law, (ii) the effect, if any, of any such leave of absence on Incentive Awards granted under the Plan, and (iii) when a change in any Participant's association with the Company constitutes a Termination of Employment for purposes of the Plan.

           (gg) "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock may vest.

3.       Stock Subject to the Plan

           (a)    Plan Limit

                Subject to adjustment as provided in Section 16 hereof, the Committee may grant Incentive Awards hereunder with respect to a number of shares of Company Stock that in the aggregate does not exceed 5,000,000 shares. The grant of an LSAR, Tandem SAR or Dividend Equivalent Right shall not reduce the number of shares of Company Stock with respect to which Incentive Awards may be granted pursuant to the Plan. Incentive Awards granted under the Plan shall count against the foregoing limits at the time they are granted but shall again become available for grant under the Plan as follows:

                (i) To the extent that any Options, together with any related rights granted under the Plan, terminate, expire or are canceled without having been exercised (including a cancellation resulting from the exercise of a related LSAR or a Tandem SAR) the shares covered by such Options shall again be available for grant under the Plan.

                (ii) To the extent that any Stand-Alone SARs terminate, expire or are canceled without having been exercised, the shares covered by such Stand-Alone SARs shall again be available for grant under the Plan.

                (iii) To the extent any shares of Restricted Stock or Phantom Stock, or any shares of Company Stock granted as a Stock Bonus are forfeited or canceled for any reason, such shares shall again be available for grant under the Plan.

                Shares of Company Stock issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee.

           (b)    Individual Limit

                Subject to adjustment as provided in Section 14 hereof, the Committee shall not, during any calendar year, grant any one Participant Incentive Awards hereunder with respect to more than 1,000,000 shares of Company Stock. Such Incentive Awards may be made up entirely of any one type of Incentive Award or any combination of types of Incentive Awards available under the Plan, in the Committee's sole discretion. Once granted to a Participant, Incentive Awards shall not again be available for grant to that Participant. The grant of an LSAR, Tandem SAR or Dividend Equivalent Right shall not reduce the number of shares of Company Stock with respect to which Incentive Awards may be granted to any Participant pursuant to the Plan.

4.       Administration of the Plan

           The Plan shall be administered by the Committee. The Committee shall from time to time designate the key individuals who shall be granted Incentive Awards and the amount and type of such Incentive Awards.

           The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it, and to adopt such rules and regulations for administering the Plan as it may deem necessary or appropriate. Decisions of the Committee shall be final and binding on all parties. Except as provided in Section 2(n)(iii), the Committee's determinations under the Plan may, but need not, be uniform and may be made on a Participant-by-Participant basis (whether or not two or more Participants are similarly situated).

           The Committee may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Option or Stand-Alone SAR granted under the Plan becomes exercisable or otherwise adjust any of the terms of such Option or Stand-Alone SAR (except that no such adjustment shall, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Incentive Award unless the Committee determines that such adjustment is necessary or appropriate to prevent such Incentive Award from constituting "applicable employee remuneration" within the meaning of Section 162(m) of the Code), (ii) accelerate the Vesting Date or Issue Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock granted under the Plan or otherwise adjust any of the terms of such Restricted Stock and (iii) accelerate the Vesting Date or waive any condition imposed hereunder, with respect to any share of Phantom Stock granted under the Plan or otherwise adjust any of the terms of such Phantom Stock.

           In addition, the Committee may, in its absolute discretion and without amendment to the Plan, grant Incentive Awards of any type to Participants on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards of the same or any other type (including, without limitation, Incentive Awards with higher exercise prices or values) as the Committee specifies. Notwithstanding Section 3(a) hereof, prior to the surrender of such other Incentive Awards, Incentive Awards granted pursuant to the preceding sentence of this Section 4 shall not count against the limits set forth in such Section 3(a).

           No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

            Notwithstanding anything in the Plan to the contrary, until the Board of Directors shall have appointed the members of the Committee, the Board of Directors shall administer the Plan. In addition, the Board of Directors may, in its sole discretion, at any time and from time to time, grant Incentive Awards or resolve to administer the Plan in which case, to the extent provided in such resolutions, the Board of Directors shall have the powers of the Committee.

5.       Eligibility

           The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be those key current and former employees of the Company and its Affiliates (including prospective employees, which Incentive Awards shall be conditioned on the prospective employees actually becoming employees) and certain current and former consultants or other independent contractors (including directors of the Company or any of its Affiliates who are not employees of the Company or any of its Affiliates) to the Company and its Affiliates who are largely responsible for the management, growth and protection of the business of the Company and its Affiliates (including officers of the Company, whether or not they are directors of the Company) as the Committee shall select from time to time.

6.       Options

           The Committee may grant Options pursuant to the Plan. Such Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

           (a)    Identification of Options

                All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options.

           (b)    Conditions to Issuance and Exercisability

                At the time of the grant of any Options under the Plan, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the issuance or exercisability of the Options, as the Committee, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the issuance or exercisability of any Options, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant of such shares.

           (c)    Exercise Price

                The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine (which may be equal to, less than or greater than the Fair Market Value of a share of Company Stock on the date such Non-Qualified Stock Option is granted) on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than the minimum price required by law. Subject to Section 6(e), the exercise price-per-share of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Incentive Stock Option is granted (except as permitted in connection with the assumption or issuance of Options in a transaction to which Section 424(a) of the Code applies).

           (d)    Term and Exercise of Options

                (i) Each Option shall be exercisable on such date or dates, during such period and for such number of shares of Company Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the agreement evidencing such Option; provided, however, that: (A) if such agreement does not specify the date or dates on which the Option will become exercisable, the shares subject to the Option shall become exercisable in three equal installments on each of the first, second and third anniversary of the day on which the Option is granted; (B) no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and (C) each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

                (ii) Each Option shall be exercisable in whole or in part; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreement evidencing such Option and any related LSARs and Tandem SARs shall be returned to the Participant exercising such Option together with the delivery of the certificates described in
           Section 6(d)(v) hereof.

                (iii) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreement or agreements evidencing the Option and any related LSARs and Tandem SARs, shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement or agreements shall be returned to him. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either:

                     (A) in cash, by certified  check,  bank cashier's  check or wire transfer; or

                     (B) subject to the approval of the Committee,  in shares of
                Company Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Company Stock with the balance in cash, by certified check, bank cashier's check or wire transfer; or

                     (C) subject to the approval of the Committee, pursuant to a
                "cashless exercise" pursuant to procedures adopted by the Committee whereby the Participant, by a properly written notice, directing (A) an immediate market sale or margin loan respecting all or a part of the shares of Company Stock to which the Participant is entitled upon exercise pursuant to an extension of credit by the Company to the Participant of the exercise price, (B) the delivery of the shares of Company Stock from the Company directly to the brokerage firm, and (C) the delivery of the exercise price from the sale or margin loan proceeds from the brokerage firm directly to the Company.

                     Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

                (iv) Except as otherwise provided in an applicable agreement evidencing an Option, during the lifetime of a Participant, each Option granted to a Participant shall be exercisable only by the Participant and no Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable agreement evidencing an Option (other than an Incentive Stock Option to the extent inconsistent with the requirements of Section 422 of the Code applicable to incentive stock options), permit a Participant to transfer all or some of the Options to (A) the Participant's spouse, children or grandchildren ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) other parties approved by the Committee in its absolute discretion. Following any such transfer, any transferred Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

                (v) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or his beneficiary (or permitted transferee), as the case may be, and delivered to the Participant or his beneficiary (or permitted transferee), as the case may be, as soon as practicable following the effective date on which the Option is exercised.

           (e)    Limitations on Grant of Incentive Stock Options

                (i) The aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options granted hereunder are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any "subsidiary corporation" of the Company within the meaning of
           Section 424 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. In the event that the aggregate Fair Market Value of shares of Company Stock with respect to such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

                (ii) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant: (i) such individual was not an employee of the company, a parent or subsidiary corporation of the Company, or a corporation or a parent or subsidiary corporation of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies or (ii) such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its "subsidiary corporations" (within the meaning of Section 424 of the Code), unless (A) the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and

           (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

           (f)    Grants of Reload Options

                The Committee may, in its discretion, include in any agreement evidencing an Option (the "Original Option") a provision that a Reload Option shall be granted to any Participant who, pursuant to Section 6(d)(iii), delivers shares of Company Stock in partial or full payment of the exercise price of the Original Option. The Reload Option shall relate to a number of shares of Company Stock equal to the number of shares of Company Stock delivered, and shall have an exercise price-per-share equal to the Fair Market Value of a share of Company Stock on the date of the exercise of the Original Option. In the event that an agreement evidencing an Original Option provides for the grant of a Reload Option, such agreement shall also provide that the exercise price-per-share of the Original Option shall be no less that the Fair Market Value of a share of Company Stock on its date of grant, and that any shares that are delivered pursuant to Section 6(d)(iii) in payment of such exercise price shall have been held for at least six months.

           (g)    Effect of Termination of Employment

                (i) Unless otherwise provided in any agreement evidencing an Option, in the event that the Employment of a Participant with the Company and its Affiliates shall terminate for any reason other than Cause, Disability or death (A) Options granted to such Participant, to the extent that they were exercisable at the time of such Termination of Employment, shall remain exercisable until the expiration of three months after such Termination of Employment, on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such Termination of Employment, shall expire at the close of business on the date of such Termination of Employment; provided, however, that no Option shall be exercisable after the expiration of its term.

                (ii) Unless otherwise provided in any agreement evidencing an Option, in the event that the Employment of a Participant with the Company shall terminate on account of the Disability or death of the Participant (A) Options granted to such Participant, to the extent that they were exercisable at the time of such Termination of Employment, shall remain exercisable until the expiration of the original term as provided for in the Plan or as specified in the agreement evidencing the Option, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such Termination of Employment, shall expire at the close of business on the date of such Termination of Employment.

                (iii) Unless otherwise provided in any agreement evidencing an Option, in the event of a Participant's Termination of Employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the effective date of such Termination of Employment.

           (h)    Acceleration of Exercise Date Upon Change in Control

                In the event a Participant's Termination of Employment by the Company, other than for Cause, on or after the occurrence of a Change in Control but prior to the expiration of a six-month period following the Change in Control, each Option granted under the Plan that is outstanding and unexercisable immediately prior to such Termination of Employment shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

7.       LSARs

           The Committee may grant in connection with any Option granted hereunder one or more LSARs relating to a number of shares of Company Stock less than or equal to the number of shares of Company Stock subject to the related Option. An LSAR may be granted at the same time as, or, in the case of a Non-Qualified Stock Option, subsequent to the time that, its related Option is granted. Each LSAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each LSAR granted hereunder shall be subject to the following terms and conditions:

           (a)    Benefit Upon Exercise

                (i) The exercise of an LSAR relating to a Non-Qualified Stock Option with respect to any number of shares of Company Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (A) the greater of (x) the highest price-per-share of Company Stock paid in the Change in Control in connection with which such LSAR became exercisable and (y) the Fair Market Value of a share of Company Stock on the date of such Change in Control over (B) the exercise price of the related Option. Such payment shall be made as soon as practicable, but in no event later than the expiration of five business days after the effective date of such exercise.

                (ii) The exercise of an LSAR relating to an Incentive Stock Option with respect to any number of shares of Company Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (A) the Fair Market Value of a share of Company Stock on the effective date of such exercise over (B) the exercise price of the related Option. Such payment shall be made as soon as practicable, but in no event later than the expiration of five business days, after the effective date of such exercise.

           (b)    Term and Exercise of LSARs

                (i) An LSAR shall be exercisable only during the period commencing on the first day following the occurrence of a Change in Control and terminating on the expiration of sixty days after such date. Notwithstanding anything else herein, an LSAR relating to an Incentive Stock Option may be exercised with respect to a share of Company Stock only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share. Notwithstanding anything else herein, an LSAR may be exercised only if and to the extent that the Option to which it relates is exercisable.

                (ii) The exercise of an LSAR with respect to a number of shares of Company Stock shall cause the immediate and automatic cancellation of the Option to which it relates with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Section
           (b)(ii)), with respect to a number of shares of Company Stock, shall cause the cancellation of the LSAR related to it with respect to an equal number of shares.

                (iii) Each LSAR shall be exercisable in whole or in part; provided, that no partial exercise of an LSAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of an LSAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an LSAR, the agreement evidencing the LSAR, the related Option and any Tandem SARs related to such Option, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such LSAR together with the payment described in Section 7(a)(i) or (ii) hereof, as applicable.

                (iv) Except as  otherwise  provided in an  applicable  agreement evidencing an LSAR, during the lifetime of a Participant, each LSAR granted to a Participant shall be exercisable only by the Participant and no LSAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution and otherwise than together with its related Option. The Committee may, in any applicable agreement evidencing an LSAR, permit a Participant to transfer all or some of the LSAR to (A) the Participant's Immediate Family Members, (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) other parties approved by the Committee in its absolute discretion. Following any such transfer, any transferred LSARs shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

                (v) An LSAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreement evidencing the LSAR, the related Option and any Tandem SARs relating to such Option, shall specify the number of shares of

           Company Stock with respect to which the LSAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to him.

8.  Tandem SARs

           The Committee may grant in connection with any Option granted hereunder one or more Tandem SARs relating to a number of shares of Company Stock less than or equal to the number of shares of Company Stock subject to the related Option. A Tandem SAR may be granted at the same time as, or subsequent to the time that, its related Option is granted. Each Tandem SAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Tandem SARs shall comply with and be subject to the following terms and conditions:

           (a)    Benefit Upon Exercise

                The exercise of a Tandem SAR with respect to any number of shares of Company Stock shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Company Stock on the effective date of such exercise over (ii) the exercise price of the related Option. Such payment shall be made as soon as practicable, but in no event later than the expiration of five business days, after the effective date of such exercise.

           (b)    Term and Exercise of Tandem SAR

                (i) A Tandem SAR shall be exercisable at the same time and to the same extent (on a proportional basis, with any fractional amount being rounded down to the immediately preceding whole number) as its related Option. Notwithstanding the first sentence of this Section 8(b)(i), (A) a Tandem SAR shall not be exercisable at any time that an LSAR related to the Option to which the Tandem SAR is related is exercisable and (B) a Tandem SAR relating to an Incentive Stock Option may be exercised with respect to a share of Company Stock only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share.

                (ii) The exercise of a Tandem SAR with respect to a number of shares of Company Stock shall cause the immediate and automatic cancellation of its related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Section 6(b)(ii)), with respect to a number of shares of Company Stock shall cause the automatic and immediate cancellation of its related Tandem SARs to the extent that the number of shares of Company Stock subject to such Option after such exercise, cancellation, termination or expiration is less than the number of shares subject to such Tandem SARs. Such Tandem SARs shall be canceled in the order in which they became exercisable.

                (iii) Each Tandem SAR shall be exercisable in whole or in part; provided, that no partial exercise of a Tandem SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a Tandem SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Tandem SAR, the agreement evidencing such Tandem SAR, its related Option and LSARs relating to such Option shall be returned to the Participant exercising such Tandem SAR together with the payment described in Section 8(a) hereof.

                (iv) Except as otherwise provided in an applicable agreement evidencing a Tandem SAR, during the lifetime of a Participant, each Tandem SAR granted to a Participant shall be exercisable only by the Participant and no Tandem SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable agreement evidencing a Tandem SAR, permit a Participant to transfer all or some of the Tandem SAR to (A) the Participant's Immediate Family Members, (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or
           (C) other parties approved by the Committee in its absolute discretion. Following any such transfer, any transferred Tandem SARs shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

                (v) A Tandem SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreement evidencing the Tandem SAR, its related Option and any LSARs related to such Option, shall specify the number of shares of Company Stock with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to him.

9.  Stand-Alone SARs

           The Committee may grant Stand-Alone SARs pursuant to the Plan, which Stand-Alone SARs shall be evidenced by agreements in such form as the Committee shall from time to time approve. Stand-Alone SARs shall comply with and be subject to the following terms and conditions:

           (a)    Exercise Price

                The exercise price of any Stand-Alone SAR granted under the Plan shall be determined by the Committee at the time of the grant of such Stand-Alone SAR.

           (b)    Benefit Upon Exercise

                (i) The exercise of a Stand-Alone SAR with respect to any number of shares of Company Stock prior to the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such share, equal to the excess of (A) the Fair Market Value of a share of Company Stock on the exercise date over (B) the exercise price of the Stand-Alone SAR.

                (ii) The exercise of a Stand-Alone SAR with respect to any number of shares of Company Stock on or after the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such share, equal to the excess of (A) the greater of (x) the highest price-per-share of Company Stock paid in connection with such Change in Control and (y) the Fair Market Value of a share of Company Stock on the date of such Change in Control over (B) the exercise price of the Stand-Alone SAR.

                (iii) All payments under this Section 9(b) shall be made as soon as practicable, but in no event later than five business days, after the effective date of the exercise.

           (c)    Term and Exercise of Stand-Alone SARs

                (i) Each Stand-Alone SAR shall be exercisable on such date or dates, during such period and for such number of shares of Company Stock as shall be determined by the Committee and set forth in the agreement evidencing such Stand-Alone SAR; provided, however, that:
           (A) if such agreement does not specify the date or dates on which the Stand-Alone SAR will become exercisable, the shares subject to the Stand-Alone SAR shall become exercisable in three equal installments on each of the first, second and third anniversary of the day on which the Stand-Alone SAR is granted; (B) no Stand-Alone SAR shall be exercisable after the expiration of ten years from the date such Stand-Alone SAR was granted; and (C) each Stand-Alone SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

                (ii) Each Stand-Alone SAR may be exercised in whole or in part; provided, that no partial exercise of a Stand-Alone SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a Stand-Alone SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Stand-Alone SAR, the agreement evidencing such

           Stand-Alone SAR, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Participant exercising such Stand-Alone SAR, together with the payment described in Section 9(b)(i) or 9(b)(ii) hereof.

                (iii) A Stand-Alone SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreement evidencing the Stand-Alone SAR, shall specify the number of shares of Company Stock with respect to which the Stand-Alone SAR is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case the agreement evidencing the Stand-Alone SAR shall be returned to him.

                (iv) Except as otherwise provided in an applicable agreement evidencing a Stand-Alone SAR, during the lifetime of a Participant, each Stand-Alone SAR granted to a Participant shall be exercisable only by the Participant and no Stand-Alone SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable agreement evidencing a Stand-Alone SAR, permit a Participant to transfer all or some of the Stand-Alone SAR to (A) the Participant's Immediate Family Members, (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) other parties approved by the Committee in its absolute discretion. Following any such transfer, any transferred Stand-Alone SARs shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

           (d)    Effect of Termination of Employment

                (i) Unless otherwise provided in any agreement evidencing a Stand-Alone SAR, in the event that the Employment of a Participant with the Company and its Affiliates shall terminate for any reason other than Cause, Disability or death (A) Stand-Alone SARs granted to such Participant, to the extent that they were exercisable at the time of such Termination of Employment, shall remain exercisable until the expiration of three months after such Termination of Employment, on which date they shall expire, and (B) Stand-Alone SARs granted to such Participant, to the extent that they were not exercisable at the time of such Termination of Employment, shall expire at the close of business on the date of such Termination of Employment; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of its term.

                (ii) Unless otherwise provided in any agreement evidencing a Stand-Alone SAR, in the event that the Employment of a Participant with the Company and its Affiliates shall terminate on account of the Disability or death of the Participant (A) Stand-Alone SARs granted to such Participant, to the extent that they were exercisable at the time of such Termination of Employment, shall remain exercisable until the expiration of the original term as provided for in the Plan or as specified in the agreement evidencing the Stand-Alone SAR, and
           (B) Stand-Alone SARs granted to such Participant, to the extent that they were not exercisable at the time of such Termination of Employment, shall expire at the close of business on the date of such Termination of Employment.

                (iii) In the event of a Participant's  Termination of Employment for Cause, all outstanding Stand-Alone SARs granted to such Participant shall expire at the commencement of business on the effective date of such Termination of Employment.

           (e)    Acceleration of Exercise Date Upon Change in Control

                In the event a Participant's Termination of Employment by the Company, other than for Cause, on or after the occurrence of a Change in Control but prior to the expiration of a six-month period following the Change in Control, each Stand-Alone SAR granted under the Plan that is outstanding and unexercisable immediately prior to such Termination of Employment shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

10.  Restricted Stock

           The Committee may grant shares of Restricted Stock pursuant to the Plan. Each grant of shares of Restricted Stock shall be evidenced by an agreement in such form and containing such terms and conditions and subject to such agreements or understandings as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

           (a)    Issue Date and Vesting Date

                At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. If the Committee does not specify a Vesting Date or Vesting Dates at the time of the grant, the shares shall vest in three equal installments on the first, second and third anniversary of the Issue Date. Except as provided in Sections 10(c) and 10(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 10(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to
Section 10(b) hereof are satisfied, and except as provided in Sections 10(c) and 10(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 10(c) hereof shall cease to apply to such share.

           (b)    Conditions to Vesting

                At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant of such shares.

           (c)    Restrictions on Transfer Prior to Vesting

                Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

           (d)    Issuance of Certificates

                (i) Except as provided in Sections 10(c) or 10(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

                           The  transferability  of  this  certificate  and  the
                shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the 2000 THCG, Inc. Stock Incentive Plan and an Agreement entered into between the registered owner of such shares and THCG, Inc. A copy of the Plan and Agreement is on file in the office of the Secretary of THCG, Inc., 650 Madison Avenue, 21st Floor, New York, New York 10022.

Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

                (ii) Each certificate issued pursuant to Section 10(d)(i) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company (which custodian may be the Company). The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

           (e)    Consequences Upon Vesting

                Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 10(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 10(d)(i) hereof, together with any other property of the Participant held by the custodian pursuant to Section 16(b) hereof.

           (f)    Effect of Termination of Employment

                (i) In the event that the Employment of a Participant with the Company shall terminate for any reason (other than a termination that is, or is deemed to have been, for Cause) prior to the vesting of shares of Restricted Stock granted to such Participant, a proportion of such shares, to the extent not forfeited or canceled on or prior to such Termination of Employment pursuant to any provision hereof, shall vest on the date of such Termination of Employment. The proportion referred to in the preceding sentence shall initially be determined by the Committee at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 10(b). Such proportion may be equal to zero. In the absence of any such provision in an agreement evidencing an award of Restricted Stock, a Participant's Termination of Employment with the Company and its Affiliates for any reason (including death or Disability) shall cause the immediate forfeiture of all shares of Restricted Stock that have not vested as of the date of such Termination of Employment.

                (ii) In the event a Participant's Employment is or is deemed to have been terminated for Cause, all shares of Restricted Stock granted to such Participant that have not vested as of the effective date of such Termination of Employment immediately shall be forfeited.

           (g)    Effect of Change in Control

                In the event a Participant's Termination of Employment by the Company, other than for Cause, on or after the occurrence of a Change in Control but prior to the expiration of a six-month period following the Change in Control, all shares of Restricted Stock which have not vested as of the date immediately prior to such Termination of Employment (including those with respect to which the Issue Date has not yet occurred), or have not been canceled or forfeited pursuant to any provision hereof, immediately shall vest.

11.  Phantom Stock

           The Committee may grant shares of Phantom Stock pursuant to the Plan. Each grant of shares of Phantom Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Phantom Stock shall comply with and be subject to the following terms and conditions:

           (a)    Vesting Date

                At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. If the Committee does not specify a Vesting Date or Vesting Dates at the time of the grant, the shares shall vest in three equal installments on the first, second and third anniversary of the date on which such Phantom Stock was granted. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 11(c) hereof are satisfied, and except as provided in Section 11(d) hereof, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

           (b)    Benefit Upon Vesting

                Upon the vesting of a share of Phantom Stock, a Participant shall be entitled to receive, within 30 days after the date on which such share vests, an amount in cash in a lump sum equal to the sum of (i) the Fair Market Value of a share of Company Stock on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a share of Company Stock the record date for which occurs during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

           (c)    Conditions to Vesting

                At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Phantom Stock, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant of such shares of Phantom Stock.

           (d)    Effect of Termination of Employment

                (i) In the event that the Employment of a Participant with the Company and its Affiliates shall terminate for any reason (other than a termination that is, or is deemed to have been, for Cause) prior to the vesting of shares of Phantom Stock granted to such Participant, a proportion of such shares, to the extent not forfeited or canceled on or prior to such Termination of Employment pursuant to any provision hereof, shall vest on the date of such Termination of Employment. The proportion referred to in the preceding sentence initially shall be determined by the Committee at the time of the grant of such shares of Phantom Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 11(c). Such proportion may be equal to zero. In the absence of any such provision in an agreement evidencing an award of Phantom Stock, a Participant's Termination of Employment with the Company and its Affiliates for any reason (including death or Disability) shall cause the immediate forfeiture of all shares of Phantom Stock that have not vested as of the date of such Termination of Employment.

                (ii) In the event a Participant's Employment is or is deemed to have been terminated for Cause, all shares of Phantom Stock granted to such Participant which have not vested as of the date of such Termination of Employment immediately shall be forfeited.

           (e)    Effect of Change in Control

                In the event a Participant's Termination of Employment by the Company, other than for Cause, on or after the occurrence of a Change in Control but prior to the expiration of a six-month period following the Change in Control, all shares of Phantom Stock which have not vested as of the date immediately prior to such Termination of Employment, or have not been canceled or forfeited pursuant to any provision hereof, immediately shall vest.

12.  Stock Bonuses

           The Committee may grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time (including a future date selected by the Committee at the time of grant) and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. Certificates for shares of Company Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid. Prior to the date on which a Stock Bonus awarded hereunder is required to be paid, such award shall constitute an unfunded, unsecured promise by the Company to distribute Company Stock in the future.

13.  Cash Bonuses

           The Committee may, in its absolute discretion, in connection with any grant of Restricted Stock or Stock Bonus or at any time thereafter, grant a cash bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such grant of Restricted Stock or Stock Bonus, in such amounts as the Committee shall determine from time to time; provided, however, that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares of Restricted Stock or Stock Bonus on such date. A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus.

14.  Grant of Dividend Equivalent Rights

           The Committee may, in its absolute discretion, in connection with any Incentive Award (other than an award of shares of Phantom Stock), grant a Dividend Equivalent Right entitling the Participant to receive amounts equal to the ordinary dividends that would be paid on the shares of Company Stock covered by such Incentive Award if such shares then were outstanding, during the time such Incentive Award is outstanding and (a) in the case of Options and SARs, during the time such Options or SARs are unexercised or (b) in the case of Restricted Stock and Stock Bonuses, prior to the issue date for the related shares of Company Stock. The Committee shall determine whether any Dividend Equivalent Rights shall be payable in cash, in shares of Company Stock or in another form, the time or times at which they shall be made, and such other terms and conditions as the Committee shall deem appropriate. No Dividend Equivalent Right shall be conditioned on the exercise of any Option or SAR.

15.  Other Equity-Based Awards

           The Committee may grant other types of equity-based awards in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine, subject to the provisions of the Plan. Such Incentive
Awards may entail the transfer of actual shares of Company Stock to Participants, or payment in cash or otherwise of amounts based on the value of shares of Company Stock.

16.  Adjustment Upon Changes in Company Stock

           (a)    Shares Available for Grants

                In the event of any change in the number of shares of Company Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of Company Stock with respect to which the Committee may grant Incentive Awards under Section 3 hereof shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Company Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Company Stock with respect to which Incentive Awards may be granted under Section 3 hereof as the Committee may deem appropriate.

           (b)    Outstanding Restricted Stock and Phantom Stock

                Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Restricted Stock, the

Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise will not vest until such share of Restricted Stock vests, and shall be promptly deposited with the custodian designated pursuant to Paragraph 10(d)(ii) hereof.

                The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of shares of Phantom Stock, to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

           (c) Outstanding Options, LSARs, Tandem SARs, Stand-Alone SARs and Dividend Equivalent Rights-- Increase or Decrease in Issued Shares Without Consideration

                Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Company Stock resulting from a subdivision or consolidation of shares of Company Stock or the payment of a stock dividend (but only on the shares of Company Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares of Company Stock subject to each outstanding Option, LSAR, Tandem SAR and Stand-Alone SAR, and the exercise price-per-share of Company Stock of each such Option, LSAR, Tandem SAR and Stand-Alone SAR and the number of any related Dividend Equivalent Rights.

           (d) Outstanding Options, LSARs, Tandem SARs, Stand-Alone SARs and Dividend Equivalent Rights -- Certain Mergers

                Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Company Stock receive securities of another corporation), each Option, LSAR, Tandem SAR, Stand-Alone SAR and Dividend Equivalent Right outstanding on the date of such merger or consolidation shall pertain to and apply to the securities and/or other property, including cash, which a holder of the number of shares of Company Stock subject to such Option, LSAR, Tandem SAR, Stand-Alone SAR or Dividend Equivalent Right would have received in such merger or consolidation

           (e) Outstanding Options, LSARs, Tandem SARs, Stand-Alone SARs and Dividend Equivalent Rights -- Certain Other Transactions

                In the event of (i) a dissolution or liquidation of the Company,
(ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Company Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

                (A) cancel, effective immediately prior to the occurrence of such event, each Option (including each LSAR, Tandem-SAR or Dividend Equivalent Right related thereto) and Stand-Alone SAR (including each Dividend Equivalent Right related thereto) outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option or Stand-Alone SAR was granted an amount in cash, for each share of Company Stock subject to such Option or Stand-Alone SAR, respectively, equal to the excess of (x) the value, as determined by the Committee in its absolute discretion, of the securities and/or other property, including cash received by the holder of a share of Company Stock as a result of such event over (y) the exercise price of such Option or Stand-Alone SAR; or

                (B) provide  for the  exchange  of each  Option  (including  any
           related  LSAR,   Tandem  SAR  or  Dividend   Equivalent   Right)
           and Stand-Alone SAR (including any related Dividend Equivalent Right) outstanding immediately prior to such event (whether or not then exercisable) for an option on or stock appreciation right and dividend equivalent right with respect to, as appropriate, some or all of the securities and/or other property, including cash, which a holder of the number of shares of Company Stock subject to such Option or Stand-Alone SAR would have received in such transaction and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option, stock appreciation right or dividend equivalent right or, if appropriate, provide for a cash payment to the Participant to whom such Option or Stand-Alone SAR was granted in partial consideration for the exchange of the Option or Stand-Alone SAR.

                In the event that the Committee does not exercise the discretionary power granted it under this Section 16(e), each Option (including any related LSAR, Tandem SAR or Dividend Equivalent Right) and Stand-Alone SAR (including any related Dividend Equivalent Right) outstanding immediately prior to such event (whether or not then exercisable) shall be converted into an option on or stock appreciation right and dividend equivalent right, as the case may be, to acquire for the same exercise price-per-share the securities and/or other property, including cash, which a holder of the number of shares of Company Stock subject to such Option or Stand-Alone SAR would have received in such transaction.

           (f) Outstanding Options, LSARs, Tandem SARs, Stand-Alone SARs and Dividend Equivalent Rights -- Other Changes

                In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 16(c), (d) or (e) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options, LSARs, Tandem SARs, Stand-Alone SARs and Dividend Equivalent Rights outstanding on the date on which such change occurs and in the per-share exercise price of each such Option, LSAR, Tandem SAR and Stand-Alone SAR as the Committee may consider appropriate to prevent dilution or enlargement of rights. In addition, if and to the extent the Committee determines it is appropriate, the Committee may elect to cancel each Option (including each LSAR, Tandem-SAR or Dividend Equivalent Right related thereto) and Stand-Alone SAR (including each Dividend Equivalent Right related thereto) outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option or Stand-Alone SAR was granted an amount in cash, for each share of Company Stock subject to such Option or Stand-Alone SAR, respectively, equal to the excess of (i) the Fair Market Value of Company Stock on the date of such cancellation over (ii) the exercise price of such Option or Stand-Alone SAR.

           (g)  No Other Rights

                Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Company Stock subject to an Incentive Award or the exercise price of any Option, LSAR, Tandem SAR or Stand-Alone SAR.

17.  Rights as a Stockholder

           No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date the Participant becomes the registered owner of such shares. Except as otherwise expressly provided in Section 16 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

18.  No Special Employment Rights; No Right to Incentive Award

           Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his Employment by the Company or interfere in any way with the right of the Company or an Affiliate, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such Employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

           No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

19.  Securities Matters

           (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

           (b) The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Company Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Company Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain a refund of any amount paid with respect thereto.

20.  Withholding Taxes

           (a)    Cash Remittance

                Whenever shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock or the payment of a Stock Bonus, or in connection with a Dividend Equivalent Right, the Company shall have the right to require the Participant to remit to the Company, in cash, an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the exercise of an LSAR, Tandem SAR or Stand-Alone SAR, the grant of a Cash Bonus or the making of a payment with respect to a share of Phantom Stock or a Dividend Equivalent Right, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant.

           (b)    Stock Remittance

                At the election of the Participant, subject to the approval of the Committee, when shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus, or a payment in connection with a

Dividend Equivalent Right, in lieu of the remittance required by Section 20(a) hereof, the Participant may tender to the Company a number of shares of Company Stock, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence, grant or payment and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence, grant or payment.

           (c)    Stock Withholding

                The Company shall have the right, when shares of Company Stock are to be issued upon the exercise of an Option, the occurrence of the Issue
Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus or a payment in connection with a Dividend Equivalent Right, in lieu of requiring the remittance required by Section 20(a) hereof, to withhold a number of such shares, the Fair Market Value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence, grant or payment and is not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence, grant or payment.

21.  Amendment or Termination of the Plan

           The Board of Directors may, at any time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that if and to the extent required under Section 422 of the Code (if and to the extent that the Board of Directors deems it appropriate to comply with Section 422) and if and to the extent required to treat some or all of the Incentive Awards as "performance-based compensation" within the meaning of Section 162(m) of the Code, (if and to the extent that the Board of Directors deems it appropriate to meet such requirements), no amendment shall be effective without the approval of the stockholders of the Company, that (a) except as provided in Section 16 hereof, increases the number of shares of Company Stock with respect to which Incentive Awards may be issued under the Plan, (b) modifies the class of individuals eligible to participate in the Plan or (c) materially increases the benefits accruing to individuals pursuant to the Plan. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No action under this Section 21 may, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Incentive Award except to the extent that the Board of Directors determines that such amendment is necessary or appropriate to prevent such Incentive Awards from constituting "applicable employee remuneration" within the meaning of Section 162(m) of the Code.

22.  No Obligation to Exercise

           The grant to a Participant of an Option, LSAR, Tandem SAR or Stand-Alone SAR shall impose no obligation upon such Participant to exercise such Option, LSAR, Tandem SAR or Stand-Alone SAR.

23.  Transfers Upon Death

           Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award. Except as provided in this Section 23, or in any applicable agreement pursuant to Sections 6(d)(iv), 7(b)(iv), 8(b)(iv), or 9(c)(iv) of the Plan, no Incentive Award shall be transferable, and Incentive Awards shall be exercisable only by a Participant during the Participant's lifetime.

24.  Expenses and Receipts

           The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

25.  Limitations Imposed by Section 162(m)

           Notwithstanding any other provision hereunder, prior to a Change in Control, if and to the extent that the Committee determines the Company's federal tax deduction in respect of an Incentive Award may be limited as a result of Section 162(m) of the Code, the Committee may take the following actions:

           (a) With respect to Options, Tandem SARs, Stand-Alone SARs or Dividend Equivalent Rights, the Committee may delay the exercise or payment, as the case may be, in respect of such Options, Tandem SARs, Stand-Alone SARs or Dividend Equivalent Rights until a date that is within 30 days after the earlier to occur of (i) the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control. In the event that a Participant exercises an Option, Tandem SAR or Stand-Alone SAR or would receive a payment in respect of a Dividend Equivalent Right at a time when the Participant is a "covered employee," and the Committee determines to delay the exercise or payment, as the case may be, in respect of any such Incentive Award, the Committee shall credit cash or, in the case of an amount payable in Company Stock, the Fair Market Value of the Company Stock, payable to the Participant to a book account. The Participant shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

           (b) With respect to Restricted Stock, Phantom Stock and Stock Bonuses, the Committee may require the Participant to surrender to the Committee any certificates with respect to Restricted Stock and Stock Bonuses and agreements with respect to Phantom Stock, in order to cancel the awards of such Restricted Stock, Phantom Stock and Stock Bonuses (and any related Cash Bonuses or Dividend Equivalent Rights). In exchange for such cancellation, the Committee shall credit to a book account a cash amount equal to the Fair Market Value of the shares of Company Stock subject to such awards. The amount credited to the book account shall be paid to the Participant within 30 days after the earlier to occur of (i) the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control. The Participant shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

26.  Failure to Comply

           In addition to the remedies of the Company elsewhere provided for herein, a failure by a Participant (or beneficiary or permitted transferee) to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant (or beneficiary or permitted transferee) evidencing an Incentive Award, unless such failure is remedied by such Participant (or beneficiary or permitted transferee) within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

27.  Effective Date of Plan

           The Plan was adopted by the Board of Directors on February 15, 2000, subject to approval by the stockholders of the Company. Incentive Awards may be granted under the Plan at any time prior to the receipt of such stockholder approval; provided, however, that each such grant shall be subject to such approval. Without limitation on the foregoing, no Option, LSAR, Tandem SAR or Stand-Alone SAR may be exercised prior to the receipt of such approval, no share certificate shall be issued pursuant to a grant of Restricted Stock or Stock Bonus prior to the receipt of such approval and no Cash Bonus or payment with respect to a Dividend Equivalent Right or share of Phantom Stock shall be paid prior to the receipt of such approval. If the Plan is not so approved on or before February 15, 2000 then the Plan and all Incentive Awards then outstanding under the Plan shall forthwith automatically terminate and be of no force or effect.

28.  Term of the Plan

           The right to grant Incentive Awards under the Plan will terminate upon the expiration of 10 years after the date the Plan was adopted.

29.   Application of Investment Company Act of 1940

           Any provision of this Plan that would conflict with a provision of the Investment Company Act of 1940, to the extent applicable to the Company or any Affiliate, shall have no force or effect.

30.   Forfeiture of Gain from Awards in Certain Events

           To the extent that a Participant breaches any restrictive covenant applicable to the Participant (such as a noncompetition, nonsolicitation or nondisclosure covenant) within one year after the date on which the Participant exercises an Option, LSAR, Tandem SAR or Stand-Alone SAR, or the date on which any Restricted Stock or Phantom Stock vests, or the date on which the Participant realizes income with respect to any other Incentive Award (each such event, a "Realization Event"), then any gain realized by the Participant from the Realization Event shall be paid by the Participant to the Company immediately upon notice from the Company. Such gain shall be determined as of the date of the Realization Event, without regard to any subsequent change in the Fair Market Value of a share of Company Stock. To the fullest extent permitted by applicable law, the Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay or pursuant to any benefit plan or other compensatory arrangement or otherwise).

31.  Applicable Law

           Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of New York, without reference to the principles of conflict of laws.

                                                                     APPENDIX B


                                   THCG, INC.
                        2000 EMPLOYEE STOCK PURCHASE PLAN


1. Purpose. The purpose of the Plan is to provide eligible employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.       Definitions.

         a.       "Board" shall mean the Board of Directors of the Company.

         b. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         c. "Common Stock" shall mean the Common Stock, par value $.01, of the Company.

         d. "Company" shall mean THCG, INC., a Delaware corporation, and any Designated Subsidiary of the Company.

         e. "Compensation" shall mean (i) the regular basic earnings paid to a Participant by one or more Participating Companies, (ii) any salary deferral contributions made on behalf of the Participant to the Company's Code Section 401 (k) Plan (iii) overtime payments, bonuses and commissions. There shall be excluded from the calculation of Compensation: (I) all profit-sharing distributions and other incentive-type payments and (II) all contributions (other than Code Section 401 (k)) made by the Company or its Corporate Affiliates for the Participant's benefit under any employee benefit or welfare plan now or hereafter established.

         f. "Designated Subsidiary" shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

         g. "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

         h.       "Enrollment  Date"  shall mean the first day of each  Offering
                  Period.

         i.       "Exercise  Date"  shall  mean the  last  day of each  Offering
                  Period.

         j. "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                  i. (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq

                           SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                  ii. (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                  iii. (3) ln the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

         k.       "Offering  Period" shall have the meaning  provided in Section
                  4.

         l.       "Plan" shall mean this Employee Stock Purchase Plan.

         m. "Plan Administrator" shall mean the Board or a committee of members of the Board appointed by the Board.

         n. "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Board pursuant to Section 20.

         o. "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

         p. "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

         q. "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

3.       Eligibility.

         a. Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

         b. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.       Offering Periods.

         a. Stock shall be offered for purchase under the Plan through a series of successive offering periods (each, an "Offering Period"). The first Offering Period under the Plan shall commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company's Registration Statement effective. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

         b.       The Plan  shall be  implemented  in a  series  of  consecutive
                  Offering Periods, each to be of such duration (not to exceed twenty-four (24) months per Offering Period) as determined by the Plan Administrator prior to the commencement date of the Offering Period. Offering Periods may commence at quarterly or semi-annual intervals over the term of the Plan. Accordingly, up to four (4) separate Offering Periods may commence in each calendar year the Plan remains in existence. The Plan Administrator will announce the date each Offering Period will commence and the duration of that Offering Period in advance of the last day of the immediately preceding Offering Period.

         c. An Employee may participate in only one Offering Period at a time. Accordingly, an Employee who wishes to join a new Offering Period must withdraw from the current Offering Period in which he/she is participating and must also enroll in the new Offering Period prior to the start date of that Offering Period. The Plan Administrator, in its discretion, my require an Employee who withdraws from one Offering Period to wait one full Offering Period before re-enrolling in a new Offering Period under the Plan.

5.       Eligibility & Participation.

         a. An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

         b. Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

6.       Payroll Deductions.

         a. At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent 10% of the Compensation which he or she receives an each pay day during the Offering Period.

         b. All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

         c. A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

         d. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

         e. At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than 2,500 shares (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The Option shall expire on the last day of the Offering Period.

8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in
         Section 10 hereof. Any remaining amount in the participant's account shall be carried over to the next Offering Period. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, the shares purchased upon exercise of his or her option.

10.      Withdrawal.

         a. A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

         b. A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

11. Termination of Employment. Upon a participant's ceasing to be an Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

12. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

13.      Stock.

         a. Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be two hundred thousand (200,000) shares. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

         b. The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

         c. Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

14. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Plan Administrator (whether the Board or the committee) shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

15.      Designation of Beneficiary.

         a. A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

         b. Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the

                  Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

18. Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating
         Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

19. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

         a. Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, the maximum number of shares each participant may purchase per Offering Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

         b. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

         c. Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"). The Now Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20.      Amendment or Termination.

         a. The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in
                  Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 and Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

         b. Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         c. In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

                  i. altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

                  ii. shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

                  iii.     allocating shares.

         Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

                                    EXHIBIT A

                                   THCG, INC.
                        2000 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT


                           _____ Original Application Enrollment Date: _________

_______ Change in Payroll Deduction Rate

_______ Change of Beneficiary(ies)

1.       __________________________________  hereby elects to participate in the
         THCG, INC. 2000 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of _____% of my Compensation on each payday (from 1 to 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to stockholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only):.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of
         (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME: (Please print)

(First) (Middle) (Last)



Relationship

 (Address)

Employee's Social

Security Number:

Employee's Address:



I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:

Signature of Employee: _______________________________

Spouse's Signature (If beneficiary other than spouse):
__________________________________

                                    EXHIBIT B

                                   THCG, INC.
                        2000 EMPLOYEE STOCK PURCHASE PLAN
                              NOTICE OF WITHDRAWAL


The  undersigned  participant  in the  Offering  Period of the THCG.  INC.  2000
Employee Stock Purchase Plan which began on ________________, 20__ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant:

________________________________

________________________________

________________________________

Signature:


________________________________

Date: __________________________

                                                                      APPENDIX C

                                   THCG, INC.
                  2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                         ARTICLE I - PURPOSE OF THE PLAN

                  The purpose of the THCG, Inc. 2000 Non-Employee Director Stock Option Plan ("Plan") is to increase the ownership interest in the Company of non-employee directors whose services are considered essential to the Company's continued progress, to align such interests with those of the shareholders of the Company and to provide a further incentive to serve as a director of the Company.

                            ARTICLE II - DEFINITIONS

                  Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

                  2.1. "2000 Annual Meeting" means the annual meeting of shareholders of the Company scheduled to be held on May 15, 2000, or any adjournment thereof.

                  2.2. "Award Summary" means the award summary delivered by the Administrator to each Non-Employee Director upon grant of an Option under the Plan.

                  2.3. "Board" means the Board of Directors of THCG, Inc.

                  2.4. "Company" means THCG, Inc.

                  2.5. "Exercise Period" means the date which is ten years after the Option Grant Date of such Option.

                  2.6. "Fair Market Value" shall mean, with respect to Shares on an applicable date:

                  (i) If the Shares are traded on a national securities exchange, (A) the average of the high and low reported sales price regular way per Share on the principal national securities exchange on which the Shares is traded or (B) if no reported sales take place on the applicable date, the average of the highest bid and lowest asked price of the Shares on such exchange or (C) if no such quotation is made on such date, on the next preceding day (not more than 10 business days prior to the applicable date) on which there were reported sales or such quotations.

                  (ii) If the Shares are not traded on a national securities exchange but are traded in the NASD National Market ("NASDAQ"), (A) the average of the high and low reported sales price per Share on NASDAQ or
         (B) if no reported sales take place on the applicable date, the average of the highest bid and lowest asked price of the Shares on NASDAQ or
         (C) if no such quotation is made on such date, on the next preceding day (not more than 10 business days prior to the applicable date) on which there were reported sales or such quotations.

                  (iii) If the Shares are not traded on a national securities exchange or quoted on NASDAQ, but quotations are available for the Shares on the over-the-counter market, (A) the mean between the highest bid and lowest asked quotation on the over-the-counter market as reported by the National Quotations Bureau, or any similar organization, on the applicable date or (B) if no such quotation is made on such date on the next preceding day (not more than 10 business days prior to the applicable date) on which there were such quotations.

                  (iv) If the Shares are neither traded on a national securities exchange or quoted on NASDAQ, nor are quotations therefor available on the over-the-counter market or if there are no sales or quotations in the 10 business days immediately prior to the applicable date, as determined in good faith by the Board in a manner consistently applied.

                  2.7. "Option" means an option to purchase Shares awarded under
         Article VIII which does not meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or any successor law.

                  2.8. "Option Grant Date" means the date upon which an Option is granted to a Non-Employee Director.

                  2.9. "Optionee" means a Non-Employee Director of the Company to whom an Option has been granted.

                  2.10. "Non-Employee Director" means a director of the Company who is neither an employee of the Company nor any subsidiary of the Company.

                  2.11. "Plan" means the THCG, Inc. 2000 Non-Employee Director Stock Option Plan, as amended and restated from time to time.

                  2.12. "Shares" means shares of the Common Stock, par value $0.01 per share, of the Company.

                    ARTICLE III - ADMINISTRATION OF THE PLAN

                  3.1 IN GENERAL. The Plan shall be administered by the Board.

                  3.2 AUTHORITY OF THE BOARD. Except as otherwise provided herein, the Board shall have full power and authority to (i) interpret and construe the Plan and to adopt such rules and regulations it shall deem necessary and advisable to implement and administer the Plan and (ii) designate persons to carry out its responsibilities, subject to such limitations, restrictions and conditions as it may prescribe, such determinations to be made in accordance with the Board's best business judgment as to the best interests of the Company and its shareholders and in accordance with the purposes of the Plan subject to applicable conditions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). The Board may delegate administrative duties under the Plan to one or more agents as it shall deem necessary or advisable.

                       ARTICLE IV - AWARDS UNDER THE PLAN

                  Awards in the form of Options shall be granted to Non-Employee Directors in accordance with Article VIII. Each Option granted under the Plan shall be evidenced by a stock option agreement in a form approved by the Board.

                             ARTICLE V - ELIGIBILITY

                  Non-Employee Directors of the Company shall be eligible to participate in the Plan in accordance with Article VIII.

                     ARTICLE VI - SHARES SUBJECT TO THE PLAN

                  Subject to adjustment as provided in Article XI, the aggregate number of Shares which may be issued upon the exercise of Options shall not exceed 500,000 Shares. To the extent an outstanding Option expires or terminates unexercised or is canceled or forfeited, the Shares subject to the expired, unexercised, canceled or forfeited portion of such option shall again be available for grants of Options under the Plan.

                  ARTICLE VII - NON-TRANSFERABILITY OF OPTIONS

                  All Options under the Plan will be nontransferable and shall not be assignable, alienable, salable or otherwise transferable by the Optionee other than by will or the laws of descent and distribution except pursuant to a domestic relations order entered by a court of competent jurisdiction or as otherwise determined by the Administrator. During the life of the Optionee, Options under the Plan shall be exercisable only by him or her.

                  Notwithstanding the immediately preceding paragraph, the Optionee may assign or otherwise transfer his interest without restriction (subject to the application of any and all relevant state or federal securities laws) to (i) any trust maintained solely for the benefit of the Optionee, (ii) the legal guardian of the Optionee, in the event of the Optionee's mental incapacity, or (iii) the Optionee's Family Group (as hereinafter defined). The term "Family Group" shall mean (I) the spouse, parents, siblings or descendants of the Optionee, in each such case, if applicable, whether natural or by adoption, (II) the parent, siblings, spouses or descendants of any of the parties listed in clause (I) hereof, in each such case, if applicable, whether natural or adopted, (III) any trust established for the benefit of any of the individuals identified in clauses (I) or (II) hereof, (IV) any corporation or partnership, the principal equity owners of which are, directly or indirectly, either (x) individuals or entities listed in clauses (I), (II) or (III) hereof or (y) other corporations or partnerships satisfying the requirements of clauses
(I), (II) or (III) hereof or this clause (IV), or (V) any exempt charitable organization.

                  If so permitted by the Board, an Optionee may designate a beneficiary or beneficiaries to exercise the rights of the Optionee under this Plan upon the death of the Optionee. However, any contrary requirement of Rule 16b-3 under the 1934 Act or any successor rule shall prevail over the provisions of this section.

                             ARTICLE VIII - OPTIONS

                  Each Non-Employee Director shall be granted Options, subject to the following terms and conditions:

                  8.1 TIME OF GRANT. On the date of the 2000 Annual Meeting and, thereafter, on the date of each annual meeting of shareholders of the Company,
(i) each person who is a Non-Employee Director immediately after such meeting of shareholders shall be granted an Option to purchase 10,000 Shares, and (ii) each person who is a Non-Employee Director immediately after such meeting of shareholders who serves on a committee of the Board shall be granted an additional Option to purchase 2,500 Shares for each committee on which such person then serves. Any person elected to the Board subsequent to the 2000 Annual Meeting at a time other than at any other annual meeting of shareholders who becomes a Non-Employee Director, upon the date of such election, shall be granted an option to purchase a number of Shares determined by multiplying the numbers set forth in the preceding sentence by a fraction, the numerator of which shall be the number of days between the date of such election and the date which is the first anniversary of the date of the last preceding annual meeting of shareholders and the denominator of which shall be 365.

                  8.2 PURCHASE PRICE. The purchase price per Share under each Option granted pursuant to this Article shall be 100% of the Fair Market Value per Share on the Option Grant Date.

                  8.3 OPTION WAITING PERIOD AND EXERCISE DATES. The Shares subject to an Option may be exercised in full immediately after the Option Grant Date.

                  Subject to Article IX, an Option may be exercised until the end of the Exercise Period. An Option, or portion thereof, may be exercised in whole or in part only with respect to whole Shares, provided that no partial exercise may be for less than twenty Shares.

                  8.4 METHOD OF EXERCISING OPTION. The Options may be exercised from time to time by written notice to the Company, which shall state the election to exercise the Options and the number of shares with respect to which the Options are being exercised, and shall be signed by the person exercising the Options. Such notice must be accompanied by a check payable to the Company in payment of the full purchase price. After receipt of such notice, the Company will advise the person exercising the Option of the amount of withholding tax which must be paid under U.S. Federal, and where applicable, U.S., state and local law resulting from such exercise. Upon receipt of payment of the purchase price and the withholding tax the Company shall, without transfer or issue tax to the person exercising the Options, issue a certificate or certificates for the number of shares covered by such notice of exercise.

                    ARTICLE IX - TERMINATION OF DIRECTORSHIP

                  9.1 TERMINATION OF SERVICE. If an Optionee ceases to be a director of the Company other than by reason of disability, retirement from service on the Board, or death, each Option held by such Optionee may thereafter be exercised by such Optionee (or such Optionee's executor, administrator, guardian, legal representative, beneficiary or similar person) and shall expire on the earlier of: (i) three months from the date of such termination or (ii) expiration of the Exercise Period.

                  9.2 DISABILITY, RETIREMENT OR DEATH. If an Optionee ceases to be a director of the Company by reason of disability or retirement from service on the Board, each Option held by such Optionee may thereafter be exercised by such Optionee in accordance with the provisions of Article VIII. If the Optionee dies following termination of service from the Board by reason of retirement or disability, outstanding Options shall be exercisable by such Optionee's executor, administrator, guardian, legal representative, beneficiary or similar person and shall expire on the earlier of one year following the date of death or expiration of the Exercise Period. If the Optionee ceases to be a director as a result of death, such Option shall be exercisable by the Optionee's legal representative at any time within one year of the Optionee's death but in no event after the expiration of the Exercise Period.

                      ARTICLE X - AMENDMENT AND TERMINATION

                  The Board may amend the Plan from time to time or terminate the Plan at any time; provided, however, that no action authorized by this Article shall adversely change the terms and conditions of an outstanding option without the Optionee's consent and, subject to Article XI, the number of Shares subject to an Option granted under Article VIII, the purchase price therefor, the date of grant of any such Option and the termination provisions relating to such Option, shall not be amended more than once every six months, other than to comply with changes in the Internal Revenue Code of 1986, as amended, or any successor law, or the Employee Retirement Income Security Act of 1974, as amended, or any successor law, or the rules and regulations thereunder.

                       ARTICLE XI - ADJUSTMENT PROVISIONS

                  11.1 If the Company shall at any time change the number of issued shares without new consideration to the Company (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the Shares) or make a distribution of cash or property which has a substantial impact on the value of issued Shares, the total number of Shares reserved for issuance under the Plan shall be appropriately adjusted and the number of Shares covered by each outstanding Option and the purchase price per Share under each outstanding Option shall be adjusted so that the aggregate consideration payable to the Company and the value of each such Option shall not be changed.

                  11.2 Notwithstanding any other provision of the Plan, and without affecting the number of Shares reserved or available hereunder, the Board shall authorize the issuance, continuation or assumption of outstanding Options or provide for other equitable adjustments after changes in the Shares resulting from any merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization or similar occurrence in which the Company is the continuing or surviving corporation, upon such terms and conditions as it may deem necessary to preserve their rights under the Plan.

                  11.3 In the case of any sale of assets, merger, consolidation or combination of the Corporation with or into another corporation other than a transaction in which the Company is the continuing or surviving corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof (an "Acquisition"), any Non-Employee Director who holds an outstanding Option shall have the right (subject to the provisions of the Plan and any limitation applicable to the Option) thereafter and during the term of the Option, to receive upon exercise thereof the Acquisition Consideration (as defined below) receivable upon the Acquisition by a holder of the number of Shares which would have been obtained upon exercise of the Option immediately prior to the Acquisition. The term "Acquisition Consideration" shall mean the kind and amount of shares of the surviving or new corporation or other entity, cash, securities, evidence of indebtedness, other property or any combination thereof receivable in respect of one Share of the Company upon consummation of an Acquisition.

                          ARTICLE XII - EFFECTIVE DATE

                  The Plan shall be submitted to the shareholders of the Company for, and, if adopted by a majority of all outstanding shares entitled to vote thereon at the 2000 Annual Meeting, shall become effective as of the date of adoption by shareholders.

                     ARTICLE XIII - MISCELLANEOUS PROVISIONS

                  13.1 GOVERNING LAW. The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of New York and applicable Federal law.

                  13.2 SUCCESSORS AND ASSIGNS. The Plan shall be binding on ail successors and permitted assigns of a Non-Employee Director, including, without limitation, the estate of such Non-Employee Director and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Non-Employee Director's creditors.

                  13.3 GENERAL RESTRICTION. Each Option shall be subject to the requirement that, if at any time the Board shall determine, in its sole discretion, that the listing, registration or qualification of any Option under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Options or the exercise thereof, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

                  13.4 FUTURE RIGHTS. No Non-Employee Director shall have any claim or rights to be granted an option under the Plan, and no Non-Employee Director shall have any rights by reason of the grant of any Options under the Plan to continue as a Non-Employee Director for any period of time, or at any particular rate of compensation.

                  13.5 RIGHTS AS A SHAREHOLDER. A Non-Employee Director shall have no rights as a shareholder with respect to shares covered by Options granted hereunder until the date of issuance of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

                  13.6 FRACTIONS OF SHARES. The Company shall not be required to issue fractions of shares. Whenever under the terms of the Plan a fractional share would be required to be issued, the Optionee shall be paid in cash for such fractional share based upon Fair Market Value at the time of exercise of the Option.

                                                                      APPENDIX D


                          AGREEMENT AND PLAN OF MERGER

                  AGREEMENT AND PLAN OF MERGER, dated as of April 6, 2000 (this "Agreement"), by and between THCG, Inc., a Utah corporation ("THCG Utah"), and THCG, Inc., a Delaware corporation and a wholly-owned subsidiary of THCG Utah ("THCG Delaware").

                  WHEREAS, the respective boards of directors of THCG Utah and THCG Delaware, deeming it advisable and for the respective benefit of THCG Utah and THCG Delaware and their stockholders, have approved this Agreement pursuant to which THCG Utah will be merged with and into THCG Delaware (the "Merger ") on the terms and conditions contained herein and in accordance with the Utah Revised Business Corporation Act (the "URBCA") and the General Corporation Law of the State of Delaware (the "DGCL");

                  NOW,   THEREFORE,   in   consideration  of  the  premises  and
agreements herein contained, and intending to be legally bound hereby, the THCG Utah and THCG Delaware hereby agree as follows:


                                    ARTICLE 1

                                   THE MERGER

                  SECTION 1.1 The Merger. Upon the terms and subject to the conditions of this Agreement, at the Effective Time and in accordance with the URBCA and the DGCL, THCG Utah shall be merged with and into THCG Delaware. Following the Merger, the separate corporate existence of THCG Utah shall cease and THCG Delaware shall continue as the surviving corporation (the "Surviving Corporation ") under the name "THCG, Inc."

                  SECTION 1.2 Effective Time. The parties hereto shall cause the Merger to be consummated by filing a certificate of merger (the "Certificate of Merger") in such form as is required by and executed in accordance with the relevant provisions of the URBCA and the DGCL. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Division of Corporations and Commercial Code of the State of Utah and the Secretary of State of the State of Delaware or at such subsequent time as the parties shall agree and shall be specified in the Certificate of Merger (the date and time the Merger becomes effective being the "Effective Time").

                  SECTION 1.3  Certificate  of  Incorporation.  At the Effective
Time, the certificate of incorporation of THCG Delaware, as in effect immediately prior to the Effective Time, shall be the certificate of incorporation of the Surviving Corporation, unless and until thereafter changed or amended as provided therein or in accordance with applicable law.

                  SECTION 1.4 By-laws. At the Effective Time, the by-laws of THCG Delaware, as in effect immediately prior to the Effective Time, shall be the by-laws of the Surviving Corporation, unless and until thereafter changed or amended as provided therein or in the certificate of incorporation of the Surviving Corporation or by applicable law.

                  SECTION 1.5 Directors and Officers. At the Effective Time, the directors of THCG Utah immediately preceding the Effective Time shall become the directors of the Surviving Corporation to serve until the earlier of their death, resignation or removal and until their respective successors are duly elected and qualified. At the Effective Time, the officers of THCG Utah immediately preceding the Effective Time shall become the officers of the Surviving Corporation until the earlier of their death, resignation or removal and until their respective successors are duly elected or qualified.

                                    ARTICLE 2

                         CONVERSION OF CAPITAL STOCK OF
                          THE CONSTITUENT CORPORATIONS

                  As of the Effective Time, by virtue of the Merger and without any action on the part of THCG Utah, THCG Delaware or their respective stockholders:

                  SECTION 2.1 Conversion of Capital Stock of THCG Utah. Subject to Section 2.6, (a) each share of common stock, par value $.01 per share, of THCG Utah (the "THCG Utah Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted into one (1) validly issued, fully paid and non-assessable share of common stock, par value $.01 per share, of the Surviving Corporation (the "THCG Delaware Common Stock"), and (b) each share of Preferred Stock, par value $.01 per share, of THCG Utah ("THCG Utah Preferred Stock"), if any, issued and outstanding immediately prior to the Effective Time shall be converted into one (1) validly issued, fully paid and non assessable share of identical Preferred Stock, par value $.01 per share, of the Surviving Corporation ("THCG Delaware Preferred Stock").

                  SECTION 2.2 THCG Utah Stock  Options.  At the Effective  Time,
the Surviving Corporation shall assume and continue THCG Utah's (a) Walnut Capital Corporation 1987 Stock Option Plan (the "1987 Plan"), (b) Amended and Restated 1994 Walnut Financial Services, Inc. Stock Incentive Plan (the "1994 Plan"), (c) 1999 Walnut Financial Services, Inc. Stock Incentive Plan (the "1999 Plan"), (d) THCG, Inc. 2000 Employee Stock Purchase Plan (the "Purchase Plan"),
(e) 2000 THCG, Inc. Stock Incentive Plan (the "2000 Plan"), (f) 2000 Non-Employee Directors Stock Option Plan (the "Directors Plan"), (g) any other option plan heretofore adopted by the Board of Directors of THCG Utah and in effect on the date hereof (the "Other Plans," and, together with the 1987 Plan, the 1994 Plan, the 1999 Plan, the Purchase Plan, the Directors Plan and the 2000 Plan, the "Plans") and (h) each option or warrant to purchase THCG Utah Common Stock, whether or not granted pursuant to the Plans (each, a "THCG Utah Option"), shall be assumed by THCG Delaware and shall be converted into and shall constitute an option to purchase, for the same exercise price per share and on the same terms and conditions as are contained in such THCG Utah Option on the Effective Date, one fully paid and non-assessable share of THCG Delaware Common Stock. As soon as practicable following the Effective Time, THCG Delaware shall cause to be delivered to each holder of an outstanding THCG Utah Option an appropriate notice setting forth such holder's rights pursuant thereto and that such THCG Utah Option shall continue in effect on the same terms and conditions.

                  SECTION 2.3 Conversion of Capital Stock of THCG Delaware. Each share of THCG Delaware Common Stock issued and outstanding immediately prior to the Effective Time and held by THCG Utah shall be cancelled and retired and cease to exist, without any conversion thereof.

                  SECTION 2.4 Treasury Shares. Each share of THCG Utah Common Stock and THCG Delaware Common Stock held in treasury by THCG Utah and THCG Delaware, respectively, immediately prior to the Effective Time shall be cancelled and retired and cease to exist, without any conversion thereof.

                  SECTION 2.5 Stock Certificates. On or after the Effective Time, all of the outstanding stock certificates which prior to that time represented shares of THCG Utah Common Stock or THCG Utah Preferred Stock, if any, shall be deemed for all purposes to evidence ownership of and to represent the shares of THCG Delaware Common Stock and THCG Delaware Preferred Stock, respectively, into which the shares of THCG Utah Common Stock or THCG Utah Preferred Stock, if any, represented by such certificates have been converted as provided by Section 2.1 and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding stock certificate shall , until such certificate shall been surrendered for transfer or conversion to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of THCG Delaware Common Stock or THCG Utah Preferred Stock, if any, evidenced by such outstanding stock certificate as provided in this Section 2.5.

                  SECTION 2.6 Dissenters' Rights. Notwithstanding any provision of this Agreement to the contrary, any shares of THCG Utah Common Stock or THCG Utah Preferred Stock, if any, outstanding immediately prior to the Effective Time held by a holder who has demanded and perfected the right, if any, for appraisal of those shares in accordance with the provisions of Section 16-10a-1302 of the URBCA and as of the Effective Time has not withdrawn or lost such right to appraisal shall not be converted into or represent a right to receive THCG Delaware Common Stock or THCG Delaware Preferred Stock, as the case may be, pursuant to Sections 2.1, but the holder shall only be entitled to such rights as are granted by said Section of the URBCA. If a holder of shares of THCG Utah Common Stock or THCG Utah Preferred Stock, if any, who demands appraisal of those shares under the URBCA shall effectively withdraw or lose (through failure to perfect or otherwise) the right to appraisal, then, as of the Effective Time or the occurrence of such event, whichever last occurs, those shares shall be converted into and represent only the right to receive THCG Delaware Common Stock or THCG Delaware Preferred Stock, as the case may be, as provided in Sections 2.1, without interest.

                  SECTION 2.7 Tax Consequences. It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of
Section 368 of the Code and the regulations promulgated thereunder. The parties hereto hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations with respect to the Merger.

                                    ARTICLE 3

                    CONDITIONS TO CONSUMMATION OF THE MERGER

                  SECTION 3.1 Conditions to Each Party's Obligations to Effect the Merger. The respective obligations of each party hereto to effect the Merger and the other transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Effective Time of the following conditions:

                  (a) this Agreement (including the Merger) shall have been approved and adopted by the applicable requisite vote of the shareholders of THCG Utah in accordance with the applicable provisions of the URBCA;

                  (b) this Agreement (including the Merger) shall have been approved and adopted by THCG Utah, as the sole stockholder of THCG Delaware, in accordance with the applicable provisions of the DGCL;

                  (c) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any governmental entity which prohibits, restrains, enjoins or restricts the consummation of the transactions contemplated by this Agreement (including the Merger) or which subjects any party to substantial damages as a result of the consummation of the transactions contemplated by this Agreement (including the Merger); and

                  (d)   all   required   consents,    approvals,   waivers   and
authorizations of any governmental entity or regulatory agency which are necessary to effect the transactions contemplated by this Agreement (including the Merger) shall have been obtained.

                                    ARTICLE 4

                                  MISCELLANEOUS

                  SECTION 4.1 Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, notwithstanding approval thereof by the shareholders of THCG Utah or the sole stockholder of THCG Delaware, by the Board of Directors of either THCG Utah or THCG Delaware or both if, in the opinion of the Boards of Directors of THCG Utah and THCG Delaware, such action would be in the best interest of such corporations. In the event that this Agreement is terminated and the Merger abandoned pursuant to this Section 4.1, no party hereto and none of their respective subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever hereunder, or in connection with the transactions contemplated hereby.

                  SECTION 4.2 Amendment. This Agreement may be amended by action taken by THCG Utah and THCG Delaware at any time before or after approval of the Merger by the shareholders of THCG Utah and the sole stockholder of THCG Delaware but, after any such approval, no amendment shall be made which requires the approval of such stockholders under applicable law without such approval. This Agreement may not be amended except by an instrument in writing signed on behalf of the parties hereto.

                  SECTION 4.3 Entire Agreement;  Assignment.  This Agreement (a)
constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (b) shall not be assigned by operation of law or otherwise.

                  SECTION 4.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

                  SECTION 4.5 Interpretation. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Article, such reference shall be to a Section or Article of this Agreement unless otherwise indicated. Where the reference "hereby" or "herein" appears in this Agreement, such reference shall be deemed to be a reference to this Agreement as a whole. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Words denoting the singular include the plural, and vice versa, and references to it or its or words denoting any gender shall include all genders.

                  SECTION 4.6 Further Assurances. By its signature hereto, each party consents and agrees to all of the transactions contemplated hereby. Each party hereto shall execute, deliver, file and record any and all instruments, certificates, agreements and other documents, and take any and all other actions, as reasonably requested by the other party hereto in order to consummate the transactions contemplated hereby.

                  IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.


                                              THCG, INC., a Utah corporation


                                              By /s/ Joseph D. Mark
                                                 ------------------------------
                                                 Joseph D. Mark
                                                 Co-Chief Executive Officer


                                              THCG, INC., a Delaware corporation


                                              By /s/ Adi Raviv
                                                 ------------------------------
                                                 Adi Raviv
                                                 Co-Chief Executive Officer

                                                                      APPENDIX E


                          CERTIFICATE OF INCORPORATION

                                       OF

                                   THCG, INC.

                  FIRST: The name of the Corporation is THCG, Inc. (the "Corporation").

                  SECOND: The address of the registered office of the Corporation in Delaware is 1013 Centre Road, City of Wilmington, County of New Castle, and the name of the registered agent of the Corporation at such address is Corporation Service Company.

                  THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law").

                  FOURTH: The name and mailing address of the Sole Incorporator are as follows:

    Name                                     Mailing Address
    ----                                     ---------------

Sherri Hawkins                         c/o  Kramer Levin Naftalis & Frankel LLP
                                       919 Third Avenue
                                       New York, New York  10022

                  FIFTH: The total number of shares of all classes of stock which the Corporation is authorized to issue is 110,000,000 shares, of which 100,000,000 shall be designated Common Stock, par value $0.01 per share, and 10,000,000 shall be designated Preferred Stock, par value $0.01 per share.

                  (a)  The Common Stock:

                           The holders of Common  Stock shall be entitled to one
vote for each Share so held and shall be entitled to notice of any stockholders meeting and to vote upon any such matters as provided in the by-laws of the Corporation or as may be provided by law. Except for and subject to those rights expressly granted to holders of Preferred Stock, and except as may be provided by the laws of the State of Delaware, the holders of Common Stock shall have all other rights of stockholders, including, without limitation, (i) the right to receive dividends, when, as and if declared by the Board of Directors of the Corporation, out of assets lawfully available therefor, and (ii) in the event of any distribution of assets upon a liquidation or otherwise, the right to receive all the assets and funds of the Corporation remaining after the payment to the holders of the Preferred Stock, if any, of the specific amounts which they are entitled to receive upon such distribution.

                  (b)   The Preferred Stock:

                           The Board of Directors is hereby expressly authorized
to provide for, designate and issue, out of the authorized but unissued shares of Preferred Stock, one or more series of Preferred Stock, subject to the terms and conditions set forth herein. Before any shares of any such series are issued, the Board of Directors shall fix, and hereby is expressly empowered to fix, by resolution or resolutions, the following provisions of the shares of any such series:

                           (i) the  designation  of such  series,  the number of
shares to constitute such series and the stated value thereof, if different from the par value thereof;

                           (ii)  whether  the shares of such  series  shall have
voting rights or powers, in addition to any voting rights required by law, and, if so, the terms of such voting rights or powers, which may be full or limited;

                           (iii) the dividends,  if any, payable on such series,
whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other series of Preferred Stock or on any other class or classes of stock of the Corporation or any series of any such class;

                           (iv)  whether  the  shares  of such  series  shall be
subject to redemption at the option of the Corporation or at the option of the holder thereof, and, if so, the times, prices and other conditions of such redemption;

                           (v) the amount or  amounts  payable on shares of such
series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation and the preference or relation which such amounts shall bear to the amounts payable on any other series of Preferred Stock or on any other class or classes of stock of the Corporation or any series of any such class ;

                           (vi)  whether  the  shares  of such  series  shall be
subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

                           (vii)  whether  the  shares of such  series  shall be
convertible into, or exchangeable for, shares of Preferred Stock of any other series or any other class or classes of stock of the Corporation or any series of any such class or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of such conversion or exchange;

                           (viii) the limitations and  restrictions,  if any, to
be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of Preferred Stock of any other series or any other class or classes of stock of the Corporation or any series of any such class;

                           (ix) the  conditions or  restrictions,  if any, to be
effective while any shares of such series are outstanding upon the creation of indebtedness of the Corporation or upon the issuance of any additional stock, including additional shares of such series or of any other series of Preferred Stock or of any other class or classes of stock of the Corporation or any series of any such class; and

                           (x) any other powers,  designations,  preferences and
relative,   participating,   optional   or  other   special   rights,   and  any
qualifications, limitations or restrictions thereof.

                  The powers, designations, preferences and relative, participating, optional or other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. The Board of Directors is hereby expressly authorized from time to time to increase (but not above the total number of authorized shares of Preferred Stock) or decrease (but not below the number of shares thereof then outstanding) the number of shares of stock of any series of Preferred Stock.

                  SIXTH: (a) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided herein, in the by-laws of the Corporation or as required by law.

                           (b)  Election  of  directors  need not be by  written
ballot unless the by-laws of the Corporation shall so provide.

                           (c) The number of directors of the Corporation  shall
be fixed by, or in the manner provided in, the by-laws of the Corporation. Commencing on the effective time of the merger (the "Merger") of THCG, Inc., a Utah corporation and the parent of the Corporation, with and into the Corporation, the directors, other than those who may be elected by the holders of any series of Preferred Stock, shall be classified, with respect to the term for which they severally hold office, into three classes, as nearly equal in number as possible. The initial Class I, II and III directors shall be appointed by the Board of Directors upon the effective time of the Merger. The initial Class I directors shall serve until the first annual meeting of stockholders after the Merger. The initial Class II directors shall serve until the second annual meeting of stockholders after the Merger. The initial Class III directors shall serve until the third annual meeting of stockholders after the Merger. Members of each class shall hold office until their successors are duly elected and qualified or until their earlier death, disqualification, resignation or removal. At each succeeding annual meeting of the stockholders of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected by a plurality vote of all votes cast at such meeting to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualified or until their earlier death, disqualification, resignation or removal.

                  Notwithstanding the foregoing, whenever the holders of any one or more classes or series of stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filing of vacancies and other features of such directorships shall be governed by the provisions of this Certificate of Incorporation applicable thereto, such directors so elected shall not be divided into classes pursuant to this Article SIXTH and the number of such directors shall not be counted in determining the maximum number of directors permitted under the foregoing provisions of this Article SIXTH, in each case unless expressly provided by such provisions.

                           (d) No director of the  Corporation  shall be removed
from office as a director by vote, consent or other action of the stockholders or otherwise except for cause.

                  SEVENTH: (a) Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders and may not be effected by a consent in writing by any such stockholders.

                           (b)  Special  meetings  of  the  stockholders  of the
Corporation may be called only by a Co-Chief Executive Officer of the Corporation, the Chief Executive Officer of the Corporation, if there is one, or the Board of Directors pursuant to a resolution approved by the affirmative vote of a majority of directors then in office.

                  EIGHTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after the date hereof to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. No amendment to or repeal of this Article EIGHTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

                  NINTH: (a) The Corporation shall to the fullest extent permitted by Delaware law, as in effect from time to time (but, in the case of any amendment of the Delaware General Corporation Law, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), indemnify each person who is or was a director or officer of the Corporation (or any predecessor) or of any of its wholly-owned subsidiaries who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, or was or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that such director of officer is or was a director, officer, employee or agent of the Corporation or of any of its subsidiaries, or is or was at any time serving, at the request of the Corporation, any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise in any capacity, against all expense, liability and loss (including, but not limited to, attorneys' fees, judgments, fines, excise taxes or penalties with respect to any employee benefit plan or otherwise, and amounts paid or to be paid in settlement) incurred or suffered by such director or officer in connection with such proceeding; provided, however, that the Corporation shall not be obligated to indemnify any person under this Article NINTH in connection with a proceeding (or part thereof) if such proceeding (or part thereof) was initiated by such person, but was not authorized by the Board of Directors of the Corporation against (i) the Corporation or any of its subsidiaries, (ii) any person who is or was a director, officer, employee or agent of the Corporation or any of its subsidiaries and/or (iii) any person or entity which is or was controlled, controlled by or under common control with the Corporation or has or had business relations with the Corporation or any of its subsidiaries.

                  (b) Expenses incurred by a person who is or was a director or officer of the Corporation (or any predecessor) or any of its wholly-owned subsidiaries in defending a proceeding shall be paid by the Corporation as they are incurred in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation. Such expenses incurred by former directors or officers may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

                  (c) For purposes of this Article NINTH, the term "Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger; the term "other enterprise" shall include, without limitation, any corporation, partnership, joint venture, limited liability company, trust or employee benefit plan; service "at the request of the Corporation" shall include, without limitation, service as a director, officer or employee of the Corporation or any of its subsidiaries which imposes duties on, or involves service by, such director, officer or employee with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to any employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action in or not opposed to the best interests of the Corporation.

                  (d) Notwithstanding any other provision of this Certificate of Incorporation or the by-laws of the Corporation, no action by the Corporation, either by amendment to or repeal of this Article NINTH or the by-laws of the Corporation or otherwise shall diminish or adversely affect any right or protection granted under this Article NINTH to any director or officer or former director or officer of the Corporation (or any predecessor) or of any of its wholly-owned subsidiaries which shall have become vested as aforesaid prior to the date that any such amendment, repeal or other corporate action is taken.

                  TENTH: (a) Except as provided otherwise by law or in the by-laws of the Corporation, the by-laws of the Corporation may be amended or repealed or new by-laws (not inconsistent with any provision of law or this Certificate of Incorporation) may be adopted by the Board of Directors.

                  (b) The by-laws of the Corporation may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of a majority of the total votes eligible to be cast on such amendment or repeal by holders of voting stock, voting together as a single class.

Signed at New York, New York
on April 6, 2000
                                                 /s/ Sherri Hawkins
                                                 -------------------
                                                 Sherri Hawkins
                                                 Sole Incorporator

                                                                      APPENDIX F


                      UTAH REVISED BUSINESS CORPORATION ACT
                    SECTIONS 16-10A-1301 THROUGH 16-10A-1331

                                    UTAH CODE

                             TITLE 16. CORPORATIONS
                  CHAPTER 10a. REVISED BUSINESS CORPORATION ACT
                           PART 13. DISSENTERS' RIGHTS


16-10a-1301. Definitions.

    For purposes of Part 13:
      (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
      (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.
      (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 16-10a-1302 and who exercises that right when and in the manner required by Sections 16-10a-1320 through 16-10a-1328.
      (4) "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.
      (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.
      (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in Section 16-10a-723.
      (7) "Shareholder" means the record shareholder or the beneficial shareholder.


16-10a-1302. Right to dissent.

    (1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:
      (a) consummation of a plan of merger to which the corporation is a party if:
        (i) shareholder approval is required for the merger by Section 16-10a-1103 or the articles of incorporation; or
        (ii) the corporation is a subsidiary that is merged with its parent under Section 16-10a-1104; (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;
      (c) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and
      (d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-1202(2).
    (2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.

    (3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection
(4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:
      (a) the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;
      (b) the record date fixed under Section 16-10a-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or
      (c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.
    (4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:
      (a) shares of the corporation surviving the consummation of the plan of merger or share exchange; (b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;
      (c) cash in lieu of fractional shares; or
      (d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.
    (5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

16-10a-1303. Dissent by nominees and beneficial owners.

    (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.
    (2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:
      (a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and
(b) the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder.
    (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder must certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement must be stated in the dissenters' notice given pursuant to Section 16-10a-1322.

16-10a-1320. Notice of dissenters' rights.

    (1) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given.

    (2) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 must be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10a-704 for which the notice was to have been given.

16-10a-1321. Demand for payment - Eligibility and notice of intent.

    (1) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:
      (a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and
      (b) may not vote any of his shares in favor of the proposed action.
    (2) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.
    (3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.
    (4) A shareholder who does not satisfy the requirements of Subsections (1) through (3) is not entitled to payment for shares under this part.

16-10a-1322. Dissenters' notice.

    (1) If proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.
    (2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall:
      (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;
      (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;
      (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
      (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;
      (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;
      (f) state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and
      (g) be accompanied by a copy of this part.

16-10a-1323. Procedure to demand payment.

    (1) A shareholder who is given a dissenters' notice described in Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice:
      (a) cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10a-1322(2)(d), duly completed, or may be stated in another writing;
      (b) deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and
      (c) if required by the corporation in the dissenters'  notice described in
Section 16-10a-1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302.
    (2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.
    (3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.


16-10a-1324. Uncertificated shares.

    (1) Upon receipt of a demand for payment under Section 16-10a-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10a-1326.
    (2) In all other respects, the provisions of Section 16-10a-1323 apply to shareholders who own uncertificated shares.


16-10a-1325. Payment.

    (1) Except as provided in Section 16-10a-1327, upon the later of the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and receipt by the corporation of each payment demand pursuant to
Section 16-10a-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenter's shares, plus interest to each dissenter who has complied with Section 16-10a-1323, and who meets the requirements of Section 16-10a-1321, and who has not yet received payment.
    (2)  Each payment made pursuant to Subsection (1) must be accompanied by:
      (a) (i) (A) the corporation's balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;
          (B) an income statement for that year;
          (C) a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and
          (D) the latest available interim financial statements, if any;
        (ii) the balance sheet and statements referred to in Subsection (i) must be audited if the corporation customarily provides audited financial statements to shareholders;
      (b) a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares;
      (c) a statement of the dissenter's right to demand payment under Section 16-10a-1328; and
      (d) a copy of this part.

16-10a-1326. Failure to take action.

    (1) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section 16-10a-1323 shall thereafter have all rights of a shareholder as if no demand for payment had been made.
    (2) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, then the corporation shall send a new dissenters' notice, as provided in Section 16-10a-1322, and the provisions of Sections 16-10a-1323 through 16-10a-1328 shall again be applicable.


16-10a-1327. Special provisions relating to shares acquired after announcement of proposed corporate action.

    (1) A corporation may, with the dissenters' notice given pursuant to Section 16-10a-1322, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302 and state that a shareholder who asserts dissenters' rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters' rights are being asserted, acquired beneficial ownership of the shares before that date, the corporation may, in lieu of making the payment provided in Section 16-10a-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of his demand.
    (2) An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection 16-10a-1325(2).


16-10a-1328. Procedure for shareholder dissatisfied with payment or offer.

    (1) A dissenter  who has not accepted an offer made by a  corporation  under
Section 16-10a-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Section 16-10a-1325, if:
      (a) the dissenter believes that the amount paid under Section 16-10a-1325 or offered under Section 16-10a-1327 is less than the fair value of the shares;
      (b) the corporation fails to make payment under Section 16-10a-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or
      (c) the corporation, having failed to take the proposed corporate action creating dissenters' rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10a-1326.
    (2) A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection (1) within 30 days after the corporation made or offered payment for his shares.


16-10a-1330. Judicial appraisal of shares - Court action.

    (1) If a demand for payment under Section 16-10a-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10a-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.

    (2) The  corporation  shall commence the proceeding  described in Subsection
(1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, the county where its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located.
    (3) The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10a-1321, 16-10a-1323, and 16-10a-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties must be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10a-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10a-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares. Service may also be made otherwise as provided by law.
    (4) The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
    (5) Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:
      (a) for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10a-1325; or
      (b) for the fair value, plus interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under Section 16-10a-1327.


16-10a-1331. Court costs and counsel fees.

    (1) The court in an appraisal proceeding commenced under Section 16-10a-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 16-10a-1328.
    (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
      (a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 16-10a-1320 through 16-10a-1328; or
      (b) against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.
    (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

                                   THCG, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned shareholder of THCG, Inc. ("THCG") hereby appoints Joseph D. Mark, Adi Raviv and Shai Novik, each of them, as proxies of the undersigned, with full power of substitution to each, to vote all shares of THCG which the undersigned is entitled to vote at THCG's Annual Meeting of Shareholders to be held at 2:00 p.m., local time, at The New York Helmsley Hotel, located at 212 East 42nd Street, New York, New York 10017, and at any adjournment thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies or their substitutes to vote as follows:

1. ELECTION OF DIRECTORS: To elect the nominees listed below to the Board of Directors;

         FOR all nominees listed below               WITHHOLD AUTHORITY
         (except as marked to the                    to vote for all nominees
         contrary below)                             listed below
         |_|                                         |_|

         (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

                  JOSEPH D. MARK
                  EVAN M. MARKS
                  STANLEY B. STERN
                  LARRY W. SMITH

2.       APPROVAL OF THE THCG  2000 STOCK INCENTIVE PLAN;

           |_|  FOR               |_|  AGAINST            |_|  ABSTAIN

3.       APPROVAL OF THE THCG 2000 EMPLOYEE STOCK PURCHASE PLAN;

           |_|  FOR               |_|  AGAINST            |_|  ABSTAIN

4.       APPROVAL OF THE THCG 2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN;

           |_|  FOR               |_|  AGAINST            |_|  ABSTAIN

5. To approve the Agreement and Plan of Merger, dated April 6, 2000, by and between THCG and THCG, Inc. a Delaware corporation and wholly-owned subsidiary of THCG, pursuant to which THCG will be reincorporated in Delaware.;

           |_|  FOR               |_|  AGAINST            |_|  ABSTAIN

6. APPROVAL OF AUDITORS: To ratify the appointment of Arthur Andersen LLP as independent auditors for THCG for the fiscal year ending December 31, 2000;

           |_|  FOR               |_|  AGAINST            |_|  ABSTAIN

and in their discretion, upon any other matter that may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED UNDER "ELECTION OF DIRECTORS" AND FOR PROPOSALS 2, 3, 4, 5 AND 6.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER AND IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED UNDER "ELECTION OF DIRECTORS" AND FOR PROPOSALS 2 , 3, 4, 5 AND 6.

            (Continued and to be dated and signed on the other side.)

  PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Receipt of the Notice of Annual Meeting and of the Proxy Statement and Annual Report of THCG accompanying the same is hereby acknowledged.

                                    Dated:,_____________________________________
                                                                            2000
                                    ____________________________________________
                                              (Signature of Shareholder)
                                    ____________________________________________
                                              (Signature of Shareholder)

                                    Please sign exactly as your name(s)  appears
                                    on your  stock  certificate.  If  signing as
                                    attorney, executor,  administrator,  trustee
                                    or guardian, please indicate the capacity in
                                    which   signing.   When   signing  as  joint
                                    tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.

I plan to attend the Annual Meeting in person:  |_|  Yes   |_|  No